UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

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RANGE RESOURCES CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RANGE RESOURCES CORPORATION
Notice of 2022 Annual Meeting of Stockholders

2022 Proxy Statement

Annual Meeting

Wednesday, May 11, 2022
8:00 a.m. Central Time

Please vote promptly by:
TELEPHONE	INTERNET	MAIL	MOBILE DEVICE
marking, signing and returning your proxy or voting instruction card

Range Resources Corporation 100 Throckmorton Street Suite 1200 Fort Worth, Texas 76102	Greg G. Maxwell Chairman of the Board

Dear Fellow Stockholders,

On behalf of the Board of Directors (the “Board”), we are pleased to invite you to participate in Range Resources’ 2022 Annual Meeting of Stockholders. Our annual meeting will be held telephonically, commencing at 8:00 a.m., Central Time, on Wednesday, May 11, 2022. To access the event, please call 1-877-928-8777 Conference ID 8257738. The attached Notice of 2022 Annual Meeting of Stockholders and Proxy Statement provide information about the business we plan to conduct.

We are proud of our continued execution and focus on enhancing cash flow through operational efficiencies while improving our financial strength. We remain focused on driving safe and environmentally sound operational efficiencies, enhancing margins and returns and maintaining liquidity. In addition, we are continuing to protect the health and safety of our employees and contractors consistent with our core values.

2021 Highlights

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Continued to focus on our safety performance;

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Focused on financial flexibility;

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Maintained our basin leading drilling and completion costs;

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Reduced our total debt and increased cash on hand; and

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Published our second formal corporate sustainability report where we expanded our goal of net zero GHG emissions by the end of 2025 to include both Scope 1 and Scope 2.

Engagement remains important to our Board and management as a means to solicit feedback and to ensure accountability and responsiveness to our various stakeholders. During the fall of 2021, management and the Board met with a broad range of investors to discuss, among other things, corporate governance, our executive compensation program and sustainability. I personally met with those who accepted our invitation and was accompanied by the Chair of our Compensation Committee and the Chair of our new ESG & Safety Committee. Stockholder feedback is communicated to the full Board and the input we received directly impacted recent enhancements to our executive compensation programs and expanded disclosures in our proxy statement.

We acknowledge our part in the dual challenge of meeting the world’s energy demands while also addressing climate goals. During 2021, we made significant progress in improving our environmental performance. Ultimately, we believe our industry is instrumental in enhancing quality of life and we believe our products will continue to make up a significant portion of the energy mix even as we transition to a lower carbon future.

On behalf of the entire Board, I would like to thank all of our stockholders for your ongoing support and investment in Range. We are proud of our employees for their many accomplishments and grateful for the counsel and guidance of our directors.

Sincerely yours,

Greg G. Maxwell
Chairman of the Board

April 1, 2022

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Notice of 2022 Annual Meeting of Stockholders

To the Stockholders of Range Resources Corporation:

The 2022 Annual Meeting of Stockholders of Range Resources Corporation (the “Annual Meeting” or the “Meeting”), a Delaware corporation (“Range” or the “Company”), will be held telephonically on Wednesday, May 11, 2022, at 8:00 a.m., Central Time.

You will be able to participate in the Annual Meeting and submit your questions by accessing the meeting utilizing the following teleconference number: 1-877-928-8777 Conference ID 8257738.

The purposes of the Meeting, as more fully described in the attached Proxy Statement, are:

• To elect the seven nominees named in the attached Proxy Statement to our Board, each for a term expiring at the 2023 annual meeting or when their successors are duly elected and qualified;
• To consider and vote on a non-binding proposal to approve our executive compensation philosophy (“say on pay”);
• To consider and vote on a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm as of and for the fiscal year ending December 31, 2022;
• To seek the authorization to increase the number of shares of common stock issuable under the Amended and Restated 2019 Equity-Based Compensation Plan from 14,000,000 shares to 16,500,000 shares;
• To transact any other business properly brought before the meeting.

This notice is being sent to holders of our common stock of record at the close of business on March 25, 2022. Each such holder has the right to vote at the Meeting or any adjournment or postponement. The list of stockholders entitled to vote at the Meeting will be open to the examination of any stockholder for any purpose relevant to the Meeting during normal business hours for ten days before the Meeting at our Fort Worth offices. The list will also be available during the Meeting for inspection by stockholders.

MacKenzie Partners, Inc. has been retained to assist us in the process of obtaining your proxy. If you have any questions regarding the Meeting or require assistance in voting your shares, please contact them at 800-322-2885 or call them collect at 212-929-5500.

Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy and return it in the envelope provided or you may vote online at www.proxyvote.com using the control number printed on the proxy. You may revoke your proxy at any time before its exercise and vote at the Meeting.

By Order of the Board of Directors

David P. Poole
Corporate Secretary

April 1, 2022

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Table of Contents

PROXY SUMMARY	1
PROXY STATEMENT	13
PROPOSAL 1 ELECTION OF DIRECTORS	14
Nomination and Election of Directors Nominated by the Board	14
Required Vote and Recommendation	14
Nominees For Director – Terms Expire 2023	16
CORPORATE GOVERNANCE	21
Director Compensation	27
Compensation Committee Interlocks and Insiders Participation	28
Stock Ownership-Directors, Management and Certain Beneficial Owners	29
Security Ownership of Certain Beneficial Owners	30
Delinquent Section 16(a) Reports	30
PROPOSAL 2 ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	31
Required Vote and Recommendation	31
EXECUTIVE COMPENSATION	32
Compensation Discussion and Analysis	33
2021 COMPENSATION PROGRAM ELEMENTS	40
2022 COMPENSATION PROGRAM	48
COMPENSATION POLICIES AND PRACTICES	50
Compensation Committee Report	52
EXECUTIVE COMPENSATION TABLES	53
Summary Compensation Table	53

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CEO Pay Ratio	54
Grants of Plan-Based Awards in 2021	55
Outstanding Equity Awards at 2021 Fiscal Year-End	56
Option Exercises and Stock Vested in 2021	57
Non-Qualified Deferred Compensation Plans	58
Potential Payments upon Termination and Change in Control	61
Other Post-Employment Payments	64
Equity Compensation Plan Information	65
PROPOSAL 3 RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	66
Required Vote and Recommendation	66
Report of the Audit Committee	67
Independent Registered Public Accountants	68
Audit Fees	68
Tax Fees	68
Pre-Approval Policy and Procedures	68
PROPOSAL 4 SEEK AUTHORIZATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE AMENDED AND RESTATED 2019 EQUITY-BASED COMPENSATION PLAN	69
Required Vote and Recommendation	69
Background and Purpose	70
Summary of Material Terms of the 2019 Equity Plan	70
OTHER BUSINESS	73
STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING	73
FREQUENTLY ASKED QUESTIONS AND ANSWERS	74
Proxy Materials and Voting Information	74
Company Documents, Communications and Stockholder Proposals	77
RANGE RESOURCES CORPORATION AMENDED AND RESTATED 2019 EQUITY-BASED COMPENSATION PLAN (EFFECTIVE MAY __, 2022)	78

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PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider and you should read the entire proxy statement carefully before voting. For more complete information regarding our 2021 performance, please review our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

2022 ANNUAL MEETING INFORMATION

Your Vote Is Very Important – VOTE TODAY

It is important that you vote. Please carefully review the proxy materials for the 2022 Annual Meeting and follow the instructions below to cast your vote on all of the voting matters.

Voting Matters and Board Recommendations

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Advance Voting Methods

We encourage you to vote right away using one of the following advance voting methods (see page 74 for additional details), so your vote will be counted if you later decide to not attend the meeting telephonically. Make sure to have your proxy card or voting instruction forms in hand and follow the instructions.

You can vote in advance in one of four ways:

Visit the website listed on your proxy card/voting instruction form to vote VIA THE INTERNET
Call the telephone number on your proxy card/voting instruction form to vote BY TELEPHONE
Sign, date and return your proxy card/voting instruction form in the enclosed envelope to vote BY MAIL
Scan the QR code on your proxy card to vote by MOBILE DEVICE

Voting at our 2022 Telephonic Annual Meeting of Stockholders

The annual meeting will begin promptly at 8:00 a.m. Central Time on May 11, 2022. You will be instructed on how to vote your shares at the Meeting at the beginning of the call.

Corporate Governance Highlights

The Board is committed to strong corporate governance policies and practice and continually evolving best practices in governance and seeks input on governance matters from Range’s stockholders. Range’s corporate governance highlights, which are discussed in more detail beginning on page 21, include:

✓

Independent board committees – Audit; Compensation; ESG and Safety; Governance and Nominating and Dividend;

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Independent Chairman;

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Committee Charters;

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Independent Directors meet regularly without management;

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Regular board and committee self-evaluation process;

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Strong code of ethics;

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Annual election of all directors;

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Majority Vote Standard – No super majority voting requirement;

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Stockholders have the right to call special meetings;

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Stockholders may take action by written consent;

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Stockholders have the right to proxy access;

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Number of Board Meetings in 2021: 5;

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1/3 of independent directors are women;

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86% of Director Nominees are independent; and

✓

There is at least one opportunity, on an annual basis, for at least five of the then-ten-largest stockholders to meet with two or more independent directors.

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Engagement and Responsiveness to Stockholders

Management and, in many cases, multiple independent directors conduct regular outreach to gather feedback on our business strategy, corporate governance, executive compensation and sustainability oversight. We maintain a process for stockholders and interested parties to communicate with the Board. Stockholders and interested parties may write or call our Board as provided below:

WRITE	CALL	EMAIL	ATTEND
Corporate Secretary Range Resources Corporation 100 Throckmorton Street, Suite 1200 Fort Worth, TX 76102	Investor Relations 817-869-4267	ir@rangeresources.com	Range Annual Meeting

We are committed to a robust stockholder engagement program. The Board values our stockholders’ perspectives and feedback. These meetings are designed to better understand how our stockholders perceive Range and to provide our investors an opportunity to discuss matters that they think deserve attention. We solicit feedback from institutional investors including asset managers and the proxy advisory firms. A cross functional team of senior members from our investor relations, regulatory and governmental affairs teams, along with one or more of our independent directors met with those investors that accepted our invitation.

At our 2021 Annual Meeting, our stockholders expressed support of our executive compensation program including changes that have been made to strengthen the link between pay and performance. Over the last several years, the Compensation Committee implemented a number of changes to our compensation program based on the feedback we received as we continually seek to align compensation and incentives with the current commodity price environment and our stockholders’ interests. For additional information see “Executive Compensation Overview” on page 9 and “Stockholder Engagement and Responsiveness” in our CD&A beginning on page 33.

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What We Learned From Our Meetings with Stockholders

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Stockholders were interested in our process for refreshment of our Board and are interested in diversity;

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Stockholders commended changes to our compensation programs with a discussion of additional thoughts to consider;

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Stockholders generally agree with our strategic direction;

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Stockholders were interested in our governance and the Board’s oversight on ESG and provided positive feedback on our continued leadership in sustainability initiatives and disclosures; and

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Stockholders appreciated the opportunity to meet for an open discussion and to directly ask our directors questions.

Topics Discussed with Stockholders and Actions Taken

Executive Compensation

Our compensation program is one of the most discussed topics in our annual outreach to stockholders. In most cases, investors supported recent changes made to our executive compensation program including adding or replacing new metrics that reflect our focus on areas such as safety, environmental leadership, balance sheet strength and generating competitive returns. General compensation decisions based on feedback from our stockholders include:

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CEO base salary held constant for the last seven years; however, followed by a 3% increase in early 2022;

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CEO Long-Term Incentive Equity Award voluntarily reduced in 2020 reflecting the annual stock performance;

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In 2021, changed vesting of restricted stock grants to cliff vest at the end of three years;

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Annual Cash Incentive metrics continue to evolve to focus on key financial, operational and EHS performance goals; and

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Long Term Incentive performance metrics adjusted to further focus on environmental leadership and the long-term interests of our stockholders.

Changes Informed by Stockholder Input

2020

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Removed the following Annual Cash Incentive metrics:

- Drillbit F&D costs per mcfe

- Debt/EBITDAX

- Production per share - debt adjusted

- Reserves per share - debt adjusted

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Added new Annual Cash Incentive metrics of:

- Drilling and completion costs per foot

- Cash Unit Costs

- Discretionary

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Reduced amount of equity granted to ALL employees by 24% when compared to target amounts

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Reduced independent director annual restricted stock grant along with adding a one-year vesting requirment for our directors

2021

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Removed the following Annual Cash Incentives metrics:

- Absolute Debt Reduction

- Qualitative Debt measure

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Added new Annual Cash Incentive metric of:

- Return on Average Capital Employed (ROACE)

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Added S&P 500 index as an additional member of our peer group

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Reduced total percentage of discretionary metrics for the Annual Cash Incentive calculation

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Changed restricted stock grant vesting to three-year cliff vesting from a 30%-30%-40% vesting

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Changed Long Term Incentive measures from production and reserves growth per debt-adjusted shares to Debt/EBITDAX and Emissions Intensity

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Established the new ESG & Safety Committee of the Board

2022

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For officers, terminated automatic vesting of equity awards at age 65

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No change to short term incentive structure but continued discussions to ensure link to business objectives

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Changed Long Term Incentive measure from Debt/EBITDAX to a range of absolute net debt (long-term debt less cash on hand)

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Adopted “best net” policy for covered executives where total parachute payment may be cut back, to the extent necessary to avoid adverse tax consequences

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Environmental, Social and Governance (ESG)

Our investors are interested in how we approach sustainable business practices and how we integrate sustainability into our business objectives and corporate culture. In these meetings, we reviewed topics from our 2021 Corporate Sustainability Report, which is available on our company website. We believe our focus on sustainability creates value for our stockholders and helps position us to continuously improve business performance. Our strategy focuses our efforts on the areas most significant to our business including health and safety, climate change and the environment and social responsibility. For additional information see “Commitment to Sustainability” on page 8.

Environmental Highlights

100% Domestic onshore, natural gas and natural gas liquids	Peer Leading Methane Emissions Intensity	100% recycled water
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Charter member of The Environmental Partnership – devoted to improving natural gas and oil industry’s environmental performance;

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Focus on continued progress in accurately measuring, monitoring and reporting emissions;

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Use multi-well pads to minimize impacts to land and communities;

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Perform quarterly “leak detection and repair” inspections on new wells and voluntarily on wells not mandated for inspections to reduce de minimus methane emissions;

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Continued with our innovative water recycling program;

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Launched a pilot program that seeks to certify responsibly sourced natural gas and achieved such certification;

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Utilize electric frac fleet to reduce diesel fuel consumption; and

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Target of net-zero GHG emissions by the end of 2025 which includes Scope 1 and Scope 2 emissions.

Board Refreshment, Structure and Diversity

Investors were generally supportive of our current approach and were particularly supportive of the Board’s refreshment practices. Many investors also expressed interest in making sure the Board maintains its focus on diversity and fostering a wide range of perspectives as part of its ongoing refreshment process. We have enhanced our disclosures throughout the proxy statement based on feedback we received.

Board Nominees and Current Committee Memberships (pages 16-19)

Name	Age	Director Since	Principal Occupation	Committee Membership
				Audit	Compensation	ESG and Safety	Governance and Nominating	Dividend
Brenda A. Cline Independent	61	2015	Chief Financial Officer, Treasurer and Secretary of the Kimbell Art Foundation	Chair
Margaret K. Dorman Independent	58	2019	Former Chief Financial Officer of Smith International, Inc.			Chair
James M. Funk Independent	72	2008	Former Senior Vice President of Equitable Resources				Chair
Steve D. Gray Independent	62	2018	Former Chief Executive Officer of RSP Permian Inc.		Chair
Greg G. Maxwell Independent Chairman	65	2015	Former Executive Vice President, Finance and Chief Financial Officer of Phillips 66					Chair
Reginal W. Spiller Independent	69	2021	President and CEO of Azimuth Energy Investments, LLC and formerly Deputy Assistant Secretary of Oil & Gas at U.S. Department of Energy
Jeffrey L. Ventura	64	2005	Chief Executive Officer and President of Range Resources Corporation

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Board Refreshment

The Governance and Nominating Committee regularly evaluates the size and composition of the Board and continually assesses whether the composition appropriately relates to our strategic needs which change as our business environment evolves. The Governance and Nominating Committee believes that annual board evaluations are a critical tool in assessing the effectiveness of the Board, its committee and its directors. The Governance and Nominating Committee considers the format of this evaluation process annually which, in recent years, has included anonymous questionnaires, one-on-one director interviews and the assistance of outside legal counsel. When conducting its review of the appropriate skills and qualifications of desired directors, the Governance and Nominating Committee considers diversity of skills, gender, age, ethnicity and any other self-disclosed factors. The Board balances an interest in continuity with the need for fresh perspectives and diversity that board refreshment and director succession planning can provide.

Key Qualifications

The following are some of the key qualifications and skills of our Board.

	CEO/Senior Officer Experience	Industry Experience	Financial Reporting Experience	Banking/ Finance Experience	Engineering/ Geoscience	Technology	Risk Management
Brenda A. Cline
Margaret K. Dorman
James M. Funk
Steve D. Gray
Greg G. Maxwell
Reginal W. Spiller
Jeffrey L. Ventura

The lack of a mark for a particular item does not mean that the director does not possess that qualification, skill or experience. We look to each director to be knowledgeable in these areas; however, the mark indicates that the item is a particularly prominent qualification, characteristic, skill, or experience that the director brings to the Board.

The Board considers the following competencies when evaluating director nominees and board composition as a whole. The Board believes that a mix of these skills and qualifications provides the composition necessary to effectively oversee the Company’s execution of its strategy.

CEO/Senior Officer experience. We believe individuals with CEO experience have valuable insight and a practical understanding of organizations, processes, strategy and risk management. Through service as top leaders at other organizations, directors with CEO or senior officer experience bring valued perspectives on common issues affecting publicly traded companies such as Range.

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Industry experience. We believe that experience as an executive, director or other leadership position in the energy industry is an important consideration for service on the Board. Individuals with specific industry experience bring pertinent background and knowledge to the Board, providing valuable perspective on issues specific to the Company’s business.

Financial Reporting/Finance/Banking experience. The Company measures its operating and strategic performance by reference to financial targets. In addition, accurate financial reporting and robust auditing are critical to the Company’s success. As a result, we believe it is important that directors have finance and financial reporting experience. We seek to have multiple directors who qualify as audit committee financial experts. In addition, we also believe it is important to have knowledge in capital markets, both debt and equity. We also expect all of our directors to be financially knowledgeable.

Engineering/Geoscience experience. We believe that experience in these particular areas enables valuable perspectives on our operations and issues specific to our business. Individuals with an understanding in these areas bring background and experience to their duties that increase their effectiveness.

Technology. Experience in information technology helps us pursue and achieve our business objectives. Leadership and understanding of areas such as cybersecurity risk, artificial intelligence, cloud computing and other areas of technology add exceptional value to our Board.

Risk Management experience. We seek individuals with experience managing risk to ensure that directors are capable of fulfilling their risk oversight responsibilities, bringing background and experience to their duties that increase their effectiveness.

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2021 Business Highlights

In 2021, Range continued our focus on delivering on financial and operational objectives that are within our control such as expanding cash margins, driving safe and environmentally sound operational efficiencies, maintaining liquidity and improving our debt metrics. We also advanced with our strategy of developing inventory at a competitive cost through continuous improvement and debt management. Highlights of our operational, strategic and financial achievements are provided below.

OPERATIONAL	STRATEGIC	FINANCIAL

2,130.2 Mmcfe/day

Average natural gas and liquids production

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70% natural gas

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Mmcfe/day = thousands of mcf equivalent per day

17.8 Tcfe

Proved reserves

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64% natural gas

Reduced spill rates

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Our non-fresh water spill rate reduced 48% compared to 2020

Lower incident rates

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Achieved on 40% reduction in employee incident rates when compared to 2020.

Reinstated quarterly cash dividend

Beginning in second half 2022, the board intends to reinstate an $0.08 per quarter dividend (when formally declared)

Stock Repurchase Plan

Increased stock repurchase plan with $500 million available

Over 3,400 future drilling locations

Proven and unproven drilling locations in inventory

469,000 net acres in Southwest Pennsylvania

Held Drilling and Completion Costs Constant

At or below $600 per foot

195% Increase

Cash flow from operating activites compared to 2020

$10.6 million

Capital spending lower than original budget

$2.3 billion liquidity

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Year-end liquidity includes $2.1 billion in available committed borrowing capacity

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No credit facility balance at year end

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Reduced total debt $165 million

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$214 million in cash on hand

18% lower

Reduced direct operating expense. On a per mcfe basis, 9% lower

Balanced hedging process

Continue to reduce risk through hedging while retaining participation in improved prices

Commitment to Sustainability

Sustainability is not a new commitment for Range or its leadership. The Board is actively engaged in overseeing our sustainability practices and works alongside senior management to ensure focus on these topics. We believe sustainability is ultimately about creating long-term value, which includes a commitment to environmental stewardship and positively contributing to the communities where we operate.

SAFETY	CLIMATE CHANGE & ENVIRONMENT	SOCIAL RESPONSIBILITY

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Range Employee OSHA recordable injuries reached a new low

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Preventable vehicle incidents flat with 2020

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Moving towards widespread adoption of sustainable SIF (Serious Injury and Fatality) Risk Control

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Updated goal of net zero GHG emissions by end of 2025 to include Scope 1 and Scope 2

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Recycled 150% produced water through our water sharing program which reduces reliance on fresh water sources

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Board evaluates sustainability risks in making strategic decisions

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Launched a pilot project to demonstrate the production of responsibly sourced natural gas

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Employees logged 30% more volunteer hours compared to 2020

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Recognized by Newsweek magazine as one of the Most Responsible Companies in 2022

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$285 million of impact fees paid to support construction of new schools roads and parks since 2011.

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Corporate Culture and Human Capital Management

We believe our employees provide the foundation of our success. Successful execution of our strategy is dependent on attracting, developing and retaining our skilled employees and members of our management team. The abilities, experience and industry knowledge of our employees significantly benefit our operations and performance and in order to maximize the contributions of our employees, we regularly evaluate, modify and enhance our policies and practices, including compensation to increase employee engagement, productivity and efficiency.

Compensation and Benefits. We review compensation for all employees at least annually to adjust for market conditions and to attract and retain a highly skilled workforce. We encourage our employees to take full advantage of our benefits and programs we offer. In addition to competitive base wages, other benefits include an annual bonus plan, long-term incentive plan, company-match 401(k) plan, healthcare and insurance benefits, flexible spending accounts and employee assistance programs.

Our compensation program includes eligibility for all full-time employees to receive equity awards which we believe is somewhat unique among our peers and encourages every employee to think like an owner of the business and be vested in its success. We believe these practices, and those further described below, are the key drivers in our very low voluntary turnover rates, which averaged less than 5.5% over the five-year period ending December 31, 2021.

Health and Safety. We believe health and safety is a core value and engrained in all aspects of our business. This value is reflected in our strong safety culture that emphasizes personal responsibility and safety leadership both for our employees and our contractors on our worksites. Our comprehensive environmental, health and safety (EHS) management system establishes a corporate governance framework for EHS compliance and performance and covers all elements of our operating lifecycle. These practices and the commitment of our management and our employees to our culture of safety have resulted in only eight OSHA recordable incidents in 4.1 million work hours over the three-year period from 2019 through 2021, for an average Total Recordable Incident Rate of 0.4 over that three-year period.

Recruiting, Hiring and Advancement. Due to the cyclical nature of our business and the fluctuations in activity that can occur, we take a conservative approach to our headcount, carefully evaluating whether a new hire is necessary for an open position or whether we can fill the position by expanding the role of a current employee or several employees. In this way, we provide employees with opportunities to learn new roles and develop their skills horizontally and vertically and limit or minimize layoffs and fluctuations when downturns occur.

We identify qualified candidates by promoting positions internally, engaging in recruiting through our website platforms, campus outreach, internships and attending job fairs. In our recruiting and hiring efforts, we seek to foster a culture of mutual respect and strictly comply with all applicable federal, state and local laws governing non-discrimination in employment. We treat all applicants with the same high level of respect regardless of their gender, ethnicity, religion, national origin, age, marital status, political affiliation, sexual orientation, gender identity, disability or protected veteran status. This philosophy extends to all employees throughout the lifecycle of employment.

Executive Compensation Overview

The Compensation Committee believes that a program weighted toward variable, at-risk compensation helps align the interest of management and stockholders. The chart below illustrates our CEO’s 2021 at-risk compensation. A significant portion of reported compensation is an incentive for future performance and realized only if Range meets certain performance measures. We believe the alignment of interest with our stockholders is best reflected in realizable pay as shown on the Pay For Performance table below, which depicts our CEO’s “At-Risk” pay using our year-end stock price.

(1)

Amounts shown reflect salary paid in 2021. Annual Cash Incentive Award for 2021, which was paid in 2022 based on 2021 performance and the grant date fair value of Long-Term Incentive Awards granted in 2021.

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Pay For Performance

Our executive compensation programs deliver payments aligned with performance achieved and are designed in a way that our performance impacts the realizable pay of our Named Executive Officers (“NEOs”). These graphics emphasize the realizable value of Mr. Ventura’s compensation is strongly aligned with stockholder value. As demonstrated below, the value actually received by our CEO can differ substantially from the grant date value (or values calculated and reported in the Summary Compensation Table (“SCT”) and related proxy tables as required by the U.S. Securities and Exchange Commission) ($ in millions).

The value actually received by our CEO can differ substantially from the grant date compensation reported in the SCT and related proxy tables.

The chart above compares reported pay and realizable pay for 2019, 2020 and 2021. The amounts include each direct compensation element, ie., salary, actual bonus paid for each year’s performance, the year-end value of restricted stock granted and an estimated prevailing value of performance awards. The ultimate value of stock-based awards will depend on our future stock price performance, our total shareholder return relative to a defined group of our peers and our performance compared to internal performance metric awards. Our stock price on the date of each grant was $10.32 in March 2019, $3.02 in February 2020 and $9.28 in February 2021. As of December 31, 2021, our closing stock price was $17.83 per share.

TSR-PSUs Payouts Demonstrate Alignment with Stockholders

Payout values of TSR-PSUs awards have increased or decreased as compared to grant date fair value, as shown below ($ in thousands):

(1) For the award granted in 2018, the value shown is the final value.

These graphics emphasize the realizable value of Mr. Ventura’s TSR-PSUs are significantly aligned with stockholder value. Values for this illustration for 2019, 2020 and 2021 were determined with the following inputs:

•

Our closing stock price as of March 25, 2022 was $31.52; and

•

Our rank in our TSR peer group and the corresponding payout percentage as measured under our performance unit program: 171% for 2019 (rank=3) and 186% for 2020 (rank=2) and 117% for 2021 (rank=2).

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CEO Compensation Summary

The Annual Cash Incentive for 2021 (paid in February 2022) was 180% of our CEO’s base salary. His target annual cash incentive award was 120% of his base salary and his maximum award was 240%. The tables below detail the results of our Board’s CEO compensation decisions for the last five years (in thousands):

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Changes to the Compensation Program in Effect for 2021

Effective for the 2021 compensation period, the Compensation Committee:

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Determined for the seventh year in a row not to increase CEO base salary and all other NEO salaries held flat;

•

When compared to the Annual Cash Incentive metrics for 2020, added one new metric to better align with our strategy while removing two metrics;

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New Annual Cash Incentive metric is Return on Average Capital Employed (ROACE);

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Removed Absolute Debt Reduction and the Qualitative Measure from Annual Cash Incentive metrics;

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Revised Restricted Stock Grant Vesting to three-year cliff vesting versus a three-year ratable (30%-30%-40%) vesting; and

•

Changed Long Term Incentive measures from production and reserves growth per debt-adjusted share to Debt/EBITDAX and Emissions Intensity.

Changes to the Compensation Program in Effect for 2022

Effective for the 2022 compensation period, the Compensation Committee:

•

Increased the CEO base salary 3% after seven years of no increase;

•

Terminated the automatic vesting of equity awards from being fully vested at age 65 for officers;

•

Adopted “best net” policy for covered executives; and

•

Changed Long Term Incentive measure from Debt/EBITDAX to a range of absolute net debt (long-term debt less cash on hand).

Status of Previously Granted Performance-Based Restricted Stock Awards

In March 2018, the Compensation Committee granted long-term incentive awards to the NEOs which included Performance-Based Restricted Stock based on a comparative performance of our common stock measured against a predetermined group of peer companies (“TSR-PSUs”), each of which was equivalent to one share of common stock. The TSR-PSUs awards granted in 2018 were payable in shares of common stock from zero to 200% of the target number granted. The performance period for the TSR-PSUs began March 2018 and ended March 2021. In March 2021 the Compensation Committee certified Range’s TSR over the performance period, where our rank among our peers was 5th but the return on our common stock was negative and the actual payout was reduced to 100%.

In March 2019, the Compensation Committee granted long-term incentive awards to NEOs that included Performance-Based Restricted Stock based on Reserves and Production Growth Per Share (debt adjusted). The performance period began January 1, 2019 and ended December 31, 2021 and was payable based on targets set by the Compensation Committee in common stock from zero to 200% of the target number granted. In March 2022, the Compensation Committee certified the results over the performance period, which resulted in a combined payout of 117% of the award.

Important Dates for 2023 Annual Meeting of Stockholders (page 73)

Stockholders proposals submitted for inclusion in our 2023 proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by us no later than December 1, 2022.

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PROXY STATEMENT

We are furnishing you this proxy statement to solicit proxies to be voted at the 2022 Annual Meeting of Stockholders of Range Resources Corporation. The meeting will be held telephonically on May 11, 2022 at 8:00 a.m., Central Time. The proxies also may be voted at any adjournment or postponements of the meeting.

The mailing address of our principal office is 100 Throckmorton Street, Suite 1200, Fort Worth, Texas 76102. We are first furnishing these proxy materials to stockholders on April 1, 2022.

All properly executed written proxies and all properly completed proxies submitted by telephone, mobile device or internet that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting.

Only owners of record of shares of Range common stock (“Common Stock”) as of the close of business on March 25, 2022, the record date, are entitled to notice of, and to vote at, the meeting or any adjournments or postponements of the meeting. Each owner of Common Stock on the record date is entitled to one vote for each share of Common Stock held. On March 25, 2022, there were 262,775,337 shares of Common Stock issued and outstanding.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 2022.

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2021 are available at www.rangeresources.com.

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PROPOSAL 1

ELECTION OF DIRECTORS

Nomination and Election of Directors Nominated by the Board

All of our directors are elected to a single year term. As a result, the current term of all our directors expires at the 2022 Annual Meeting. Based on the recommendation received from the Governance and Nominating Committee, our Board of Directors proposes that each of the nominees, all of whom are currently serving as directors, be elected for a new term expiring at the 2023 annual meeting or when their successors are duly elected and qualified. Each of the nominees has agreed to serve if elected. If any one of them becomes unavailable to serve as a director, our Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by our Board. Our Board does not presently contemplate that any of the nominees will become unavailable for election. Steffen Palko, who served as a director since 2016, retired from the Board as of September 27, 2021. The Company and our directors extend their sincere appreciation for his dedicated service as a member of Range’s Board.

Required Vote and Recommendation

Because it is an uncontested election of directors, each nominee must receive more votes “for” the nominee than votes cast “against” the nominee in order for the nominee to be elected to the Board of Directors. Under our by-laws, in the event a candidate for the Board does not receive more “for” votes than votes “against,” the candidate’s resignation from the Board will be considered by the Governance and Nominating Committee. A properly executed proxy marked “Abstain” with respect to the election of one or more of our directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether a quorum is present. Uninstructed shares are not entitled to vote on this proposal; therefore, broker non-votes will not affect the outcome of this proposal. Proxies cannot be voted for a greater number of persons than the number of nominees named. The reasons described at the end of each biographical summary for each nominee that discusses the skills, qualifications and attributes of such candidates, led the Governance and Nominating Committee to recommend such persons for election to the Board. In the event of a contested election of directors, a nominee would be required to receive a plurality of the votes of the holders of shares of our common stock present in person or by proxy and entitled to vote at the meeting. Under our by-laws, an “uncontested election” is an election in which the number of nominees for director is not greater than the number to be elected and a “contested election” is an election in which the number of nominees for director is greater than the number to be elected.

The Board of Directors recommends a vote FOR all of the nominees

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Director Qualifications

Our Corporate Governance Guidelines contain criteria that apply to nominees recommended by the Governance and Nominating Committee for positions on our Board. Under these criteria, members of our Board should:

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have high professional and personal ethics and values;

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expertise and perspective needed to govern the business and support senior management;

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commit to enhancing stockholder value;

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interest and enthusiasm in Range and a commitment to become involved in its future;

•

have sufficient time to carry out their duties and to provide insight and practical wisdom based on their experience and knowledge;

•

ability to constructively participate in discussions, sound business judgment and sufficiently broad perspective to make meaningful contributions; and

•

represent the interests of all stockholders.

Our Board prefers to have a reasonable number of directors who have experience within the oil and gas industry. Our Board has also adopted a policy with regard to the consideration of diversity in the selection of candidates for the Board of Directors and that policy has been included in the Governance and Nominating Committee’s charter.

Director Independence

In accordance with applicable laws, regulations, our Corporate Governance Principles and the rules of the New York Stock Exchange (“NYSE”), the Board must affirmatively determine the independence of each director and director nominee. The Governance and Nominating Committee considers all relevant facts and circumstances including, without limitation, transactions during the previous year between Range and the director directly, immediate family members of the director, organizations with which the director is affiliated, and the frequency and dollar amounts associated with these transactions. The Committee then makes a recommendation to the Board with respect to the independence of each director and director nominee. Based on these considerations, the Board determined the following directors are independent:

Brenda A. Cline	Greg G. Maxwell
Margaret K. Dorman	Reginal W. Spiller
James M. Funk	Jeffrey L. Ventura*
Steve D. Gray
* As CEO of the Company, Mr. Ventura is not independent.

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Nominees For Director – Terms Expire 2023

BRENDA A. CLINE
Independent Director Age: 61 Director Since: 2015	Board Committees: • Audit (Chair) • ESG & Safety • Governance and Nominating

Ms. Cline became a director in July 2015. Since 1993, Ms. Cline has served as Chief Financial Officer, Treasurer, and Secretary of the Kimbell Art Foundation, a private operating foundation that holds significant investments in oil and gas interests and owns and operates the Kimbell Art Museum, Fort Worth, Texas. From 1993 until 2013, Ms. Cline also served as a contract author for Thomson Reuters, Fort Worth, Texas. Before 1993, Ms. Cline was a Senior Manager with Ernst & Young LLP. Ms. Cline also serves on the Board of Trustees of Texas Christian University. Ms. Cline is a certified public accountant. She received her Bachelor of Business Administration, Accounting degree, summa cum laude, from Texas Christian University.

Current Public Company Directorships: Tyler Technologies; American Beacon Funds

Public Company Directorships Within the Past Five Years: Cushing Funds

Key Attributes, Skills and Experience

Ms. Cline has extensive experience in a number of areas including accounting and finance. She serves as chair of the Company’s Audit Committee. Her experience as a current chief financial officer, her public accounting experience and her work as an independent board member are the primary factors in the Board having elected Ms. Cline originally as a Director of the Company and for the Governance and Nominating Committee’s recommendation that she be nominated for re-election to the Board.

MARGARET K. DORMAN
Independent Director Age: 58 Director Since: 2019	Board Committees: • Audit • ESG & Safety (Chair)

Margaret K. Dorman became a director in 2019, Ms. Dorman has 30 years of experience in the energy industry, largely focused in the oilfield service and equipment sector. In 2009, she retired as the Executive Vice President, Chief Financial Officer and Treasurer of Smith International, Inc. (now part of Schlumberger Limited) after spending more than a decade in that role. Previously, she held management positions at Landmark Graphics, prior to its acquisition by Halliburton Corporation, and Ernst & Young, LLP. Ms. Dorman received a Bachelor of Arts degree in Economics-Business from Hendrix College and is a certified public accountant.

Current Public Company Directorships: None

Public Company Directorships Within the Past Five Years: EQT Corporation, Equitrans Midstream Corporation

Key Attributes, Skills and Experience

Ms. Dorman has over ten years of executive level management in the energy industry. She serves as chair of the Company's ESG & Safety Committee. Ms. Dorman brings a variety of accounting, financial and executive experience and perspective to the Board. Ms. Dorman’s background and experience led the Board to originally select and appoint Ms. Dorman as a Director of the Company and for the Governance and Nominating Committee to nominate her for re-election to the Board.

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JAMES M. FUNK
Independent Director Age: 72 Director Since: 2008	Board Committees: • Governance and Nominating (Chair) • ESG & Safety • Compensation

Mr. Funk is an independent consultant and producer with over 40 years of experience in the energy industry. Mr. Funk served as Senior Vice President of Equitable Resources and President of Equitable Production Co. from June 2000 until December 2003. Previously, Mr. Funk was employed by Shell Oil Company for 23 years in senior management and technical positions. Mr. Funk has previously served on the boards of Westport Resources (2000 to 2004), and Matador Resources Company (2003 to 2008). Mr. Funk received a B.A. degree in Geology from Wittenberg University, a M.S. in Geology from the University of Connecticut, and a PhD in Geology from the University of Kansas. Mr. Funk is a Certified Petroleum Geologist.

Current Public Company Directorships: None

Public Company Directorships Within the Past Five Years: Superior Energy Services

Key Attributes, Skills and Experience

Mr. Funk was selected to serve as a Director based on his strong technical experience in geology as well as his knowledge of the Appalachian basin where all of the Company’s current exploration is being conducted. He has significant technical expertise in unconventional oil and gas resources and knowledge of oil and gas exploration and development generally as well as reserves determination and reporting in particular as a result of his service at Shell and Equitable Production, one of the leading companies in the Appalachian basin. Mr. Funk has knowledge from his service with Equitable regarding the regulatory, political and environmental arenas in Pennsylvania, where all of the Company’s exploration is currently occurring. All of these skills and attributes were considered by the Board in originally selecting Mr. Funk to join the Board and led the Governance and Nominating Committee to nominate him for re-election to the Board.

STEVE D. GRAY
Independent Director Age: 62 Director Since: 2018	Board Committees: • Compensation (Chair) • ESG & Safety

Steve Gray became a director in 2018. Mr. Gray served as a founder, director and Chief Executive Officer of RSP Permian Inc. from its inception in 2010 until its merger with Concho Resources in 2018. After the merger with Concho, he joined Concho’s Board of Directors and served until Concho’s merger with Conoco Phillips. Prior to forming RSP Permian, Mr. Gray founded several successful oil and gas ventures spanning nearly 20 years in partnerships with Natural Gas Partners, an Irving, Texas based private equity company. Prior to going into business for himself, Mr. Gray spent 11 years employed in the oil and gas industry in various capacities as a petroleum engineer. Mr. Gray currently serves as the Chairman of the Board of Bighorn Permian Resources, LLC, a private company that owns assets in the Permian Basin. Mr. Gray is also on the Board of Directors of the Texas Tech Foundation. In addition, he is a member of the Petroleum Engineering Academy and serves on the Dean’s Advisory Council for the College of Engineering at Texas Tech University – the institution from which he earned a Bachelor of Science in Petroleum Engineering in 1982. He is also a member of the Executive Advisory Council of the George W. Bush Presidential Center in Dallas, Texas.

Current Public Company Directorships: None

Public Company Directorships Within the Past Five Years: RSP Permian Inc.; Concho Resources, Inc.

Key Attributes, Skills and Experience

Mr. Gray was selected to serve as a Director based on his extensive experience as an oil and gas business executive who has over 30 years of experience in the industry. Mr. Gray has held leadership positions in public oil and gas companies, including as CEO, which provides him invaluable board skills and experience. Mr. Gray’s background and experience led the Board to originally select and appoint Mr. Gray as a Director of the Company and for the Governance and Nominating Committee to nominate him for re-election to the Board.

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GREG G. MAXWELL
Chairman of the Board Age: 65 Director Since: 2015	Board Committees: • Audit • Compensation • ESG & Safety • Dividend (Chair)

Mr. Maxwell became a director in September 2015. Mr. Maxwell served as executive vice president, finance, and chief financial officer for Phillips 66, a diversified energy manufacturing and logistics company until his retirement on December 31, 2015. Mr. Maxwell has over 37 years of experience in various financial roles within the petrochemical and oil and gas industries. Mr. Maxwell served as senior vice president, chief financial officer and controller for Chevron Phillips Chemical Company from 2003 until joining Phillips 66 in 2012. He joined Phillips Petroleum Company in 1978 and held various positions within the comptroller’s group including the corporate planning and development group, the corporate treasury department and downstream business units. He is a certified public accountant and a certified internal auditor. He earned a Bachelor of Accountancy degree from New Mexico State University in 1978.

Current Public Company Directorships: None

Public Company Directorships Within the Past Five Years: Jeld – Wen Holding, Inc.

Key Attributes, Skills and Experience

Mr. Maxwell’s background includes a significant amount of experience in public company finance and financial reporting and, as a result, he has significant experience with SEC filings required of public companies in the energy business. His wide and varied experience in the energy business, including information technology, have provided him with an understanding and insight concerning the risks faced by oil and gas companies. He currently serves as the Chairman of the Board, chair of the Dividend Committee and is a member of the Audit Committee, the Compensation Committee and the ESG & Safety Committee. Mr. Maxwell’s corporate finance, accounting, technology and financial reporting experience led the Governance and Nominating Committee to originally appoint him as a Director of the Company and for the Goverance and Nominating Committee to nominate him for re-election to the Board.

REGINAL W. SPILLER
Independent Director Age: 69 Director Since: 2021	Board Committees: • Governance and Nominating • ESG & Safety

Mr. Spiller became a director in September 2021. Mr. Spiller began his energy career as a geologist with Exxon USA and is now President and CEO of Azimuth Energy Investments, LLC, providing energy advisory services to upstream companies.  Mr. Spiller also had a distinguished public service career, having served as the Deputy Assistant Secretary of Oil and Gas at the U.S. Department of Energy, focusing on the development of advanced technologies for the natural gas and oil industry.  He is still active with the DOE’s fossil energy technology and carbon capture projects and has served on several National Research Council/National Academy of Science boards.   He is a member of the American Association of Petroleum Geologists, Society of Petroleum Engineers, Geologic Society of America, and the National Association of Black Geoscientists. He earned a bachelor’s degree in geology from the State University of New York and a M.S. in geology from Pennsylvania State University.

Current Public Company Directorships: None

Public Company Directorships Within the Past Five Years: None

Key Attributes, Skills and Experience

Mr. Spiller was selected to serve as a Director based on his technical experience in geology as well as his experience in the oil and gas business. He brings to the Board a depth of knowledge and experience in technological areas important to the Company. His background and experience led the Board to select and appoint Mr. Spiller to the Board in 2021 and for the Governance and Nominating Committee to nominate him for re-election to the Board.

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JEFFREY L. VENTURA
Age: 64 Director Since: 2005	Board Committees: • Dividend

Mr. Ventura is the Company’s Chief Executive Officer and President, having joined Range in 2003 as Chief Operating Officer. Mr. Ventura was named President effective May 2008 and Chief Executive Officer in January 2012. Previously, Mr. Ventura served as President and Chief Operating Officer of Matador Petroleum Corporation, which he joined in 1997. Prior to his service at Matador, Mr. Ventura spent eight years at Maxus Energy Corporation where he managed various engineering, exploration and development operations and was responsible for coordination of engineering technology. Previously, Mr. Ventura was with Tenneco Oil Exploration and Production, where he held various engineering and operating positions. Mr. Ventura earned a Bachelor of Science degree in Petroleum and Natural Gas Engineering from the Pennsylvania State University.

Current Public Company Directorships: None

Public Company Directorships Within the Past Five Years: None

Key Attributes, Skills and Experience

Mr. Ventura is a highly experienced oil and gas business executive who has a very deep technical understanding of the development of oil and gas reserves, particularly oil and gas reserves from unconventional resources. Additionally, Mr. Ventura has significant experience in the evaluation and reporting of oil and gas reserves, analysis of producing properties considered for divestiture and management and development of technical human resources. The Governance and Nominating Committee considers having the benefit of the technical management perspective provided to the Board from Mr. Ventura, a Pittsburgh native, highly desirable and beneficial to the long term growth and development of the Company because its exploration and development strategies, especially in the Marcellus Shale play, are important to stockholder value. The Governance and Nominating Committee also believes having the point of view of the Chief Executive Officer represented on the Board is in the best interest of the stockholders and therefore, the Governance and Nominating Committee nominated Mr. Ventura as a director for re-election to the Board.

Consideration of Stockholder Nominees for Director

The policy of our Governance and Nominating Committee is to consider stockholder nominations for director candidates as described below under “Identifying and Evaluating Board Nominees for Directors, including Diversity Considerations.” In evaluating such nominations and in evaluating the composition of the Board, our Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on our Board and to address the membership criteria set forth above under “Director Qualifications”. Any stockholder nominations proposed for consideration by our Governance and Nominating Committee should include the nominee’s name and qualifications for Board of Directors membership, meet the requirements set forth in our by-laws and should be addressed to: Corporate Secretary, Range Resources Corporation, 100 Throckmorton Street, Suite 1200, Fort Worth, Texas 76102.

Identifying and Evaluating Board Nominees for Directors, including Diversity Considerations

Our Governance and Nominating Committee uses a variety of avenues to identify and evaluate director nominees. The Committee regularly assesses the appropriate size of our Board and whether any vacancies are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, our Governance and Nominating Committee considers various potential candidates for the Board. Candidates may come to the attention of the Committee through current Board members, stockholders or other persons. Candidates may be evaluated at regular or special meetings of the Committee and may be considered at any point during the year.

The Board ensures refreshment and continued effectiveness through evaluation, nomination and other policies, processes and practices. For example:

•

The Governance and Nominating Committee annually reviews with the Board the qualifications for Board members and the composition of the Board as a whole.

•

The Governance and Nominating Committee annually reviews each director’s continuation on the Board and makes recommendations to the full Board.

•

Each Board member performs an annual self-assessment and the Governance and Nominating Committee oversees an annual self-assessment of the full Board.

The Committee also considers any stockholder nominations for candidates for our Board. Following verification of the stockholder status of persons proposing candidates, recommendations are provided to and considered by our Governance and Nominating Committee at a regularly scheduled meeting, which is generally the first or second meeting before the issuance of the proxy statement for our annual meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to our Governance and Nominating Committee. Our Governance and Nominating Committee also reviews materials provided by other parties in connection with a nominee who is not

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proposed by a stockholder. In evaluating such nominations, our Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on our Board of Directors and evaluates the experience, skills, abilities and qualifications of each candidate and considers the diversity of the current members of the Board. Our Governance and Nominating Committee has in the past used a paid third-party to identify potential directors and if it does engage such third party, it is committed to having any such third party seek candidates, regardless of gender, ethnicity or national origin, as part of the Board’s commitment to consideration of diversity as described in the Company’s Corporate Governance Guidelines and the Committee’s charter. The Governance and Nominating Committee annually assesses the effectiveness of the Company’s diversity policy in connection with the selection of individual candidates for election or re-election to the Board. As the Board evolves, racial and ethnic diversity will be an important factor considered in assessing the overall mix of skills, experience, background and characteristics. We recognize the importance of diversity and welcome continued dialogue with our investors on this topic.

Proxy Access

The Company’s By-Laws allow a stockholder or group of stockholders that meet certain criteria and requirements to nominate candidates for election to the Board and have such persons included in the Company’s proxy statement. The basic requirements to be met in order to submit a candidate for election to the Board utilizing proxy access are that a stockholder or group of stockholders comprised of no more than 20 unaffiliated stockholders must have owned at least 3% of the outstanding common stock of the Company for at least 3 years in order to submit a nominee. The maximum number of nominees is 20% of the Board or 2, whichever is greater. If you wish to utilize the Company’s proxy access process, you must submit the information required under the By-Laws to the Company not less than one hundred and twenty (120) days nor more than one hundred and fifty (150) days prior to the first anniversary of the date that the Company first distributed its proxy statement to stockholders for the previous year’s Annual Meeting (i.e. April 1, 2022). Copies of the Company’s By-laws are available on the Company’s website at www.rangeresources.com or upon request addressed to the Company’s Corporate Secretary. Any questions regarding the Company’s proxy access procedures may be directed to the Company’s Corporate Secretary.

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CORPORATE GOVERNANCE

We are committed to having sound and strong corporate governance principles. We believe having such principles and using them in the daily conduct of our business is essential to running our business efficiently and to maintaining our integrity in the marketplace and among the Company’s various constituents, including the public and you, our stockholders. The Board continually reviews evolving best practices in governance and seeks input from Range’s stockholders through our ongoing stockholder engagement program. Our website contains a number of documents, available free of charge, that are helpful to your understanding of our corporate governance practices, including:

•

Corporate Governance Guidelines;

•

Certificate of Incorporation;

•

By-laws (including proxy access);

•

Board Committee Charters;

•

Code of Business Conduct and Ethics and information about how to report concerns;

•

Background and Experience of our Board;

•

Background and Experience of Senior Management; and

•

Stock ownership guidelines.

A summary of key governance highlights are noted below:

Director retirement age of 75	Corporate governance guidelines
Ability of stockholders to act by written consent	Stockholders have the right to proxy access
Ability of stockholders to call special meetings	Board and Audit Committee risk oversight
Majority voting for directors	Compensation risk assessment
Annual election of all directors	Review of related party transactions
Diverse board skills and experience	Non-hedging and pledging policies of Company stock
Annual board, committee and director evaluations	Clawback policy
Stockholder outreach to 66% of outstanding shares before the 2022 Annual Meeting	Management and director stock ownership guidelines
Code of business conduct and ethics	Executive sessions of independent directors held at each regularly scheduled Board Meeting

Board Leadership Structure

Board Overview

•

Independent Chairman of the Board;

•

Active engagement by all directors;

•

6 of our 7 director nominees are independent; and

•

All members of the Audit Committee, the Compensation Committee, the ESG & Safety Committee and the Governance and Nominating Committee are Independent.

Chairman and CEO Roles

At different times in the Company’s history, the positions of chairman and chief executive officer have been split or combined as circumstances have warranted. The Board recognizes that no single leadership structure is right for all companies at all times. Accordingly, annually the Board may elect as Chairman any member of the Board, including the CEO. Currently, the Chairman is independent. The Chairman of the Board presides at the Board meetings and meetings of stockholders and his responsibilities include, among other things:

•

Call meetings of the independent directors and chair executive sessions of the Board at which no members of management are present;

•

Approve the agendas for Board meetings;

•

Propose a schedule of Board meetings and the information to be provided by management for Board consideration;

•

Recommend the retention of consultants who report directly to the Board;

•

Assist in assuring compliance with the Corporate Governance Guidelines and recommend revisions to the policies;

•

Evaluate, along with the other independent directors, the performance of the Chief Executive Officer;

•

Consult with Board members as to recommendations on membership and chairpersons of Board committees and discuss recommendations with the Corporate Governance and Nominating Committee;

•

Communicate the views of the independent directors and the Board committees with respect to objectives set for management by the Board; and

•

Serve as a liaison between the Board and Range’s stockholders.

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Board of Directors

Attendance

The Board of Directors met five times in 2021. Each director attended at least 75% of the meetings held by the Board and the committees on which he or she served during the year. Directors are expected to attend all meetings of stockholders, the Board and the committees which they serve. All of our directors attended the 2021 Annual Meeting of Stockholders.

Executive Sessions of Non-Employee Directors

Non-employee directors ordinarily meet in executive session without management present at each regularly scheduled Board meeting and may meet at other times at the discretion of the Chairman or at the request of any non-employee director.

Review and Approval of Related Person Transactions

Our Governance and Nominating Committee Charter includes a provision regarding the review and approval of related person transactions. Our Governance and Nominating Committee is charged with reviewing transactions which would require disclosure under our filings under the Exchange Act, and related rules, as a related person transaction, and making a recommendation to our Board regarding the initial authorization or ratification of any such transaction. If our Board of Directors considers ratification of a related person transaction and determines not to ratify the transaction, management is required to make all reasonable efforts to cancel or annul such transaction.

In determining whether or not to recommend the approval or ratification of a related person transaction, our Governance and Nominating Committee will consider the relevant facts and circumstances including, if applicable:

•

whether there is an appropriate business justification for the transaction;

•

the benefits that accrue to us as a result of the transaction;

•

the terms available to unrelated third parties entering into similar transactions;

•

the impact of the transaction on a director’s independence (in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer);

•

the availability of other sources for comparable products or services;

•

whether it is a single transaction or a series of ongoing, related transactions; and

•

whether entering into the transaction would be consistent with our Code of Business Conduct and Ethics.

No related person transaction in an amount exceeding $120,000 occurred during 2021.

Code of Business Conduct and Ethics

We have a written Code of Business Conduct and Ethics which is applicable to all of our directors and employees including our principal executive officer, our principal financial officer and our principal accounting officer. We intend to post amendments to and waivers, if any, from our code of ethics (to the extent applicable to our principal executive and financial officers and directors) on our website at www.rangeresources.com under the section titled “Corporate Governance.” The latest change to our Code of Business Conduct and Ethics was posted February 20, 2013. The Code of Business Conduct and Ethics was reviewed by our Board of Directors and our Governance and Nominating Committee in early 2022.

Risk Oversight by the Board

The Board’s role in risk oversight recognizes the multifaceted nature of risk management. It is a control and compliance function, but it also involves strategic considerations in normal business decisions, finance, security, cybersecurity, safety, health and environmental concerns.

The Board has empowered its Committees with risk oversight responsibilities. Each of the Committees meets regularly with management to review, as appropriate, compliance with existing policies and procedures and to discuss change or improvement that may be required or desirable. In addition, the Board receives regular and detailed reports from management covering cybersecurity and other risks involving technology.

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The Audit Committee plays a central role in the Board’s oversight of internal risks, by evaluating the Company’s financial reporting, by supervising the internal audit function, interfacing with the independent auditor, regularly communicating with the Chief Financial Officer and other members of management, monitoring the Company’s compliance programs, including the Company’s third party anonymous hotline for the notification of compliance concerns, supervising the investigation of any alleged financial fraud, monitoring the Company’s internal risk forums and the Company’s enterprise risk management program (the responsibility for which the Audit Committee shares with the Board).

The Compensation Committee considers the possible risk implications of the Company’s various compensation programs and plans and monitors the elements of such compensation programs so that risk in the behavior of the employees of the Company, including our NEOs, is considered in such policies and programs and do not incentivize excess risk taking.

The ESG and Safety Committee monitors risks and opportunities related to ESG, climate and sustainability matters including identifying, assessing, monitoring and managing the principal risks associated with health, safety and the environment.

The Governance and Nominating Committee is responsible for the oversight of the Company’s governance processes and monitors those processes, including the Company’s Code of Business Conduct and Business Ethics compliance function, Board Committee Charters and Board annual evaluations, to evaluate their effectiveness in avoiding the creation of risk to the Company and providing for proper and effective governance of the Company.

Cyber-security is an integral part of risk management. The Board appreciates the rapidly evolving nature of threats presented by cyber-security incidents and is committed to the prevention, timely detection and mitigation of the effects of any such incidents. The Board receives quarterly updates from management regarding cyber-security. Range has not experienced a material cyber-security breach within the past three years.

While the Board and its committees oversee risk management, Range management is responsible for managing risk. We have a robust enterprise risk management process for identifying, assessing and managing risk and monitoring risk mitigation strategies. Under the leadership of our Principal Accounting Officer, a committee of officers and senior managers work across the business to manage each enterprise level risk and to identify emerging risks and the results are reported annually to the Board.

Corporate Sustainability

Our commitment to acting responsibly and ethically guides our work each day, influencing every aspect of our operations from the boardroom to the well pad. We are committed to operating in a sustainable manner and proactively working with the communities where we operate to ensure that our team can deliver long-term, sustainable value to our stockholders, business partners and community members, all while protecting the environment and creating economic opportunity.

Range has maintained a constructive dialogue over the past years with many of our stockholders and other stakeholders as we continuously seek to be responsive to those who are interested in matters of corporate responsibility, which includes our public health and safety, as well as environmental stewardship and sustainability performance.

Our corporate sustainability (“CS”) strategy is guided by the following four key tenets aimed at delivering long-term, sustainable value to our stockholders, business partners and community members:

1.

Safety Leadership: We uphold the highest standards when it comes to operating in a safe, compliant and ethical manner. Our goal is simple: Provide a safe workplace with zero safety incidents. We work every day to achieve this critical business goal.

2.

Environmental Stewardship: We are committed stewards of the environment, leveraging new technologies to develop clean-burning natural gas to contribute to broader emission reduction goals and incorporating sustainable practices into our operations. We strive to meet or exceed both expectations and regulatory requirements and seek improvement to guidelines and procedures when we feel the standards are not high enough.

3.

Community Impact: Our resource development is a partnership, from creating jobs, partnering with local contractors, generating royalties for lessors, to providing significant tax revenues. Range works hard every day to create economic opportunities for our business regions, community members and stockholders.

4.

Corporate Governance: Range and its Board are committed to implementing sound, transparent corporate governance principles that strengthen confidence and trust with our stakeholders.

Our Board feels strongly that executing on these key tenets is important to our long-term sustainable growth. As a result, in 2022, 25% of certain executive officers’ respective Annual Incentive Awards is tied to goals in the area of CS.

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Environmental Stewardship

•

As a dedicated steward of the environment, we focus on incorporating leading sustainability practices into every aspect of our business. Our commitment starts at the top of our organization, with strong board-level engagement and oversight on critical ESG driven matters across the business.

•

Environmental Compliance is integral to our operations. This is advanced by a team of experts who assist in the integration of enviromental compliance and protection into our day-to-day operations.

•

At Range, we have a commitment to sustainable operations that keep our people and environment safe. This includes our goal of working toward achieving net zero GHG emissions (Scope 1 and Scope 2) through innovative emissions-reducing technologies and enhanced emission capture and control on site and carbon offsets.

•

By returning to existing locations and expanding lateral well length, Range has been able to significantly reduce impacted surface use.

•

Our industry leading water management and recycling program, as well as a water sharing program with other operators reduces well costs, traffic and associated emissions and fresh water consumption. The contribution of these programs has allowed us to reuse approximately 150% of our own water production by recycling water produced by other operators.

Safety Leadership

•

Range upholds the highest standards when it comes to operating in a safe, compliant and ethical manner. We employ training for all employees to advance our safety standards. When it comes to safety, our goal in simple, zero safety incidents.

•

Range is open and proactive in our efforts to mitigate safety incidents and impacts. To measure and continuously improve the Company’s safety and environmental performance, Range uses a data-driven approach to track our progress against our broader safety goals. Range also compares this statistical data against OSHA’s criteria for determining rates for injuries and incidents that result in lost time or restricted duty. In addition, we evaluate our performance against industry peers and other industrial groups, ensuring we are constantly striving for top tier safety performance.

•

The Company maintains a robust outreach team that works with a variety of stakeholders, including citizens, nongovernmental organizations, local and state government officials, area school districts, and first responders to promote a safe operating environment in the communities where we work.

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Human Capital Management

•

Key efforts include workforce engagment, employee benefits, diverity, equity and inclusion, training programs and workforce non-retaliation.

•

For additional information, see discussion on page 9 of this Proxy Statement.

Corporate Governance

•

Key elements of Range’s corporate governance include Board succession planning, executive and independent leadership on the Board, Board self-evaluations, Board oversight of corporate responsibility and risk management processes and company-wide compliance with our Code of Business Conduct and Ethics and other company policies.

•

Other corporate governance highlights are set forth on page 21 of this Proxy Statement.

Community Impact

•

Range has established civic engagement programs that are designed to have long-term positive impacts on organizations within our core operating footprint. The Range corporate partnership platform takes a long-term perspective and aims to build relationships with those who seek to enhance the standard of living in our community. This platform is supported by direct monetary investments, collaborations with our non-profit partners and a robust employee volunteerism program. Our commitment is driven by our active employee base.

Board Committees

Our Audit Committee, Compensation Committee, ESG & Safety and Governance and Nominating Committee are each composed of independent directors. The primary responsibilities of the committees are described below. From time to time, the Board delegates additional duties to the standing committees.

Audit Committee	Meetings in 2021: 6*
Members: Brenda A. Cline (Chair), Margaret K. Dorman, Greg G. Maxwell
Primary Responsibilities
•

prepares the Audit Committee report for inclusion in the annual proxy statement;

•

annually reviews our Audit Committee charter and our Audit Committee’s performance;

•

appoints, evaluates and determines the compensation of our independent registered public accounting firm;

•

reviews and approves the scope of the annual audit; the audit fee and the financial statements;

•

reviews our disclosure controls and procedures;

•

supervises our internal audit functions;

•

reviews our corporate policies with respect to financial information and earnings guidance;

•

oversees any investigations into complaints concerning financial matters; and

•

reviews any risks that may have a significant impact on our financial statements.

The Audit Committee members are independent within the meaning of the listing standards of the NYSE, SEC regulations and our Corporate Governance Guidelines and are financially literate. The Board has determined that Ms. Cline is the “audit committee financial expert” within the meaning of the SEC’s regulations. In addition, the other members of the committee, Ms. Dorman and Mr. Maxwell also qualify as a “financial expert” under the applicable standards.

*

The Committee met with the Company’s internal audit and independent auditor at all six meetings, with and without management present.

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Compensation Committee	Meetings in 2021: 5
Members: Steve D. Gray (Chair), James M. Funk, Greg G. Maxwell
Primary Responsibilities
•

discharges our Board of Directors’ responsibilities to compensation of our executives and directors;

•

produces an annual report on executive compensation for inclusion in our proxy statement;

•

provides oversight of our compensation structure, including our equity compensation plans and benefits programs;

•

reviews and provides guidance on our human resources programs;

•

provides guidance on succession planning for our senior management;

•

retains and approves the terms of the retention of any compensation consultants and other compensation experts;

•

evaluates human resources and compensation strategies and oversees our total incentive compensation program including considering the risks associated with such programs;

•

reviews and approves objectives relevant to executive officer compensation and evaluates performance;

•

determines the compensation of executive officers in accordance with those objectives;

•

approves and amends our incentive compensation and equity award or share-based payment program (subject to stockholder approval, if required);

•

recommends director compensation to our Board of Directors;

•

monitors director and executive stock ownership; and

•

annually evaluates its performance and its charter.

All of the members of our Compensation Committee are independent within the meaning of the listing standards of the NYSE, SEC regulations and our Corporate Governance Guidelines. The report of our Compensation Committee is included in this Proxy Statement. The Compensation Committee’s Charter was prepared by the Compensation Committee and approved by the Governance and Nominating Committee and the Board of Directors.

ESG & Safety Committee*	Meetings in 2021: 3
Members: Margaret K. Dorman (Chair), Brenda A. Cline, James M. Funk, Steve D. Gray, Greg G. Maxwell, Reginal W. Spiller
Primary Responsibilities
•

assist the Board’s oversight of sustainability and ESG practices, so that sustainability and ESG risks and opportunities are taken into account when making strategic decisions;

•

develop recommendations to the Board for the formulation and adoption of polices, programs and practices to address sustainability and ESG risks and opportunities;

•

review and monitor our compliance with policies, programs and practices concerning sustainability, ESG and climate-change related issues;

* Created in May 2021

•

identify, evaluate and monitor sustainability, ESG and climate-related risks which affect or could affect our business activities, performance and reputation; and

•

review sustainability, ESG and climate-change related legislative and regulatory issues affecting our business and operations.

All of the members of our ESG & Safety Committee are independent within the meaning of the listing standards of the NYSE, SEC regulations and our Corporate Governance Guidelines. The ESG & Safety Committee's charter was prepared by the ESG & Safety Committee and approved by the Board of Directors.

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Governance and Nominating Committee	Meetings in 2021: 3
Members: James M. Funk (Chair), Brenda A. Cline, Reginal W. Spiller
Primary Responsibilities
•

identifies individuals qualified to become directors (including receiving and considering stockholder suggested nominees) consistent with criteria approved by our Board of Directors;

•

oversees the organization of our Board of Directors to discharge our Board of Directors’ duties and responsibilities properly and efficiently;

•

reviews, when necessary, any potential related person transaction of our Company;

•

identifies best practices and recommends corporate governance principles to our Board, including giving proper attention and making effective responses to stockholder concerns regarding corporate governance;

•

annually assesses the size and composition of our Board of Directors including the diversity of the Board;

•

develops membership qualifications for our Board committees;

•

determines director independence;

•

monitors compliance with our Board of Directors and our Board committee membership criteria;

•

annually reviews and recommends directors for election to the Board;

•

reviews governance-related stockholder proposals and recommends our Board of Directors’ response; and

•

oversees the evaluation of our Board and management, including succession.

All of the members of the Governance and Nominating Committee are independent within the meaning of the listing standard of the NYSE, SEC regulations and our Corporate Governance Guidelines.

Dividend Committee
Members: Greg G. Maxwell (Chair), Jeffrey L. Ventura
Primary Responsibilities
•

The Dividend Committee is authorized to declare and set the record and payment dates of dividends in accordance with Board of Directors’ directives and established dividend policy. In January 2020, the Board suspended the dividend on our common stock. We expect our cash dividend to be reinstated in the second half 2022.

Director Compensation

Director compensation is set by the Compensation Committee after working with its independent compensation consultant and a review of a peer group of companies (the “Peer Group”). The Compensation Committee generally approves compensation for directors just prior to the Board of Directors’ meeting following the election of directors at the Annual Meeting. Compensation arrangements for directors are effective with each election to the Board at the Annual Meeting. The Compensation Committee has also approved the payment of annual stock awards to the directors for a portion of their overall director compensation. Directors who are company employees do not receive any separate compensation for service on the Board or committees of the Board.

CASH COMPENSATION

The following are the annual cash retainers and fees we paid to our non-employee directors for the 2021-2022 term:

Type of Fee	Amount
Annual Board Cash Retainer Fee	$75,000
Additional Retainer for Chairman	$180,000
Additional fee for Audit Committee Chair	$20,000
Additional fee for Compensation Committee Chair	$15,000
Additional fee for Governance and Nominating Chair	$15,000
Additional fee for ESG & Safety Committee Chair	$15,000

Directors do not receive meeting fees for attendance at Board or Committee meetings.

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EQUITY-BASED COMPENSATION AND STOCK OWNERSHIP REQUIREMENTS

For 2021, non-employee directors received an annual restricted stock award valued at $180,000. In addition, the Chairman received additional restricted stock award valued at $85,500. Non-employee directors may defer all or a portion of their cash fees and their stock awards in our Active Deferred Compensation Plan. Directors have the power to change their tracking investment options in the Deferred Compensation Plan among the funds listed on page 60. The Annual Stock Awards are fully vested one year from the date of grant or upon the director’s departure from our Board.

If a director has not achieved the required level of share ownership, the director is required to retain an amount equal to 50% of the shares received as a result of any equity awards granted to the director by the Company until he or she is in compliance with the stock ownership policy. A director must continue to retain shares in the amount required for as long as the director serves on the Board. As of the date of this Proxy Statement, all of our directors except Mr. Spiller, are in compliance with the stock ownership guidelines and he is currently required to retain a minimum of 50% of each award. The requirement to retain 50% was established to allow limited sales as necessary to satisfy tax withholding obligations.

2021 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
(a)	(b)	(c)	(h)
Brenda A. Cline	$95,000	$180,000	$275,000
Margaret K. Dorman	$84,560	$180,000	$264,560
James M. Funk	$84,560	$180,000	$264,560
Steve D. Gray	$84,560	$180,000	$264,560
Greg G. Maxwell	$255,000	$265,500	$520,500
Reginal W. Spiller	$19,565	$111,450	$131,015

Columns (d), (e), (f) and (g) covering stock appreciation rights (“SARs”), Non-Equity Incentive Plan Compensation, Changes in Pension Values and all other Compensation, respectively, have been deleted from the SEC-prescribed table format because the directors do not receive any such compensation.

(1)

Reflects annual cash retainer and committee chair retainer paid or earned by our non-employee directors. Mr. Spiller received a pro-rated retainer based on his length of service on the Board in 2021.

(2)

Reflects the aggregate fair value for restricted stock awarded to our non-employee directors which are fully vested one year from the date of grant. Each non-employee director received an award of 15,013 shares of restricted stock on May 12, 2021. Mr. Maxwell, as Chairman, received 22,144 shares of restricted stock on May 12, 2021. Mr. Spiller received an award of 5,018 shares on September 27, 2021 when he was appointed to the Board.

The Governance and Nominating and Compensation Committees continue to monitor the activities and time responsibilities of each director to determine if a change in circumstances would warrant a change in the director fee structure. The directors are reimbursed for their travel and out-of-pocket expenses in connection with their duties as a director. In addition, the directors are allowed to participate in our Deferred Compensation Plan but their deferrals do not qualify for our Company match. We do not provide to directors any of the following: any legacy awards or charitable awards programs for directors upon retirement, tax reimbursement arrangements, payments in connection with a Change in Control, securities or products purchased at a discount or life insurance arrangements. However, any unvested restricted stock will become vested in connection with a Change in Control.

Compensation Committee Interlocks and Insiders Participation

The Compensation Committee of our Board of Directors at fiscal year ended December 31, 2021, consisted of Messrs. Gray, Funk, and Maxwell. None of the members of the Compensation Committee were at any time during 2021 an officer or employee of the Company. None of our executive officers serve as a member of a board of directors or a compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

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Stock Ownership-Directors, Management and Certain Beneficial Owners

The following table shows, as of March 25, 2022, the number of shares of common stock “beneficially owned,” as determined in accordance with Rule 13d-3 under the Exchange Act, by the directors, the NEOs, and all senior executive officers and directors, as a group:

	Total Common Shares Beneficially Owned				Shares in Deferred Compensation Plans(e)	Total Common Shares Controlled	Percent of Outstanding Shares
	Shares Directly Owned	Shares in IRA/ 401(k) Accounts	Shares Owned by Family(d)	Percent of Class
Brenda A. Cline(a)(b)	104,134	—	—	*	—	104,134	*
Margaret K. Doman(a)	105,703	—	—	*	—	105,703	*
James M. Funk	30,000	39,000	—	*	84,861	153,861	*
Steve D. Gray(a)(b)	147,326	—	—	*	—	147,326	*
Greg G. Maxwell	43,790	—	—	*	102,545	146,335	*
Reginal W. Spiller(a)	5,018	—	—	*	—	5,018	*
Jeffrey L. Ventura(c)	1,216,271	3,585	—	*	1,407,722	2,627,578	1.0%
Mark S. Scucchi(c)	119,358	37,791	—	*	501,341	658,490	*
Dennis L. Degner(c)	83,781	—	—	*	537,990	621,771	*
Alan W. Farquharson(c)	197,894	6,302	7,406	*	592,881	794,483	*
David P. Poole(c)	155,473	34,164	—	*	838,577	1,028,214	*
All directors and senior executive officers as a group (13 individuals)	2,310,311	136,962	7,406	*	4,783,124	7,237,803	2.8%
*

Less than one percent

(a)

Includes unvested restricted stock of: Ms. Cline - 15,013; Ms. Dorman - 15,013; Mr. Gray - 15,013; Mr. Spiller - 5,018.

(b)

For Ms. Cline, includes 89,121 shares held by BCC4 Managment LLC which Ms. Cline owns 50% and her husband owns 50%. For Mr. Gray, includes 50,000 shares held by SD Gray Partnership LP which Mr. Gray owns 50% and his wife owns 50%.

(c)

Does not include target performance share units that are subject to performance and vesting to the extent certain performance objectives are achieved of: Mr. Ventura - 1,156,790; Mr. Scucchi - 551,525; Mr. Degner - 590,818.

(d)

Individuals disclaim beneficial ownership.

(e)

Includes unvested restricted stock of: Mr. Funk - 15,013; Mr. Maxwell - 22,144; Mr. Ventura - 113,837; Mr. Scucchi - 252,995; Mr. Degner - 264,212; Mr. Farquharson - 46,069; Mr. Poole - 75,855.

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Security Ownership of Certain Beneficial Owners

The following table reflects the beneficial ownership of our common stock based upon the 262,775,337 common shares outstanding as of March 25, 2022 by each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock. Unless otherwise indicated, to our knowledge, each stockholder has sole voting and dispositive power with respect to the securities beneficially owned by that stockholder and no such securities were subject to a pledge.

Name and address of Beneficial Owner	Common Stock
	Number of Shares Beneficially Owned		Percent of Class	Sole Voting Shares	Shared Voting Shares	Sole Investment Shares	Shared Investment Shares
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	39,129,163	(1)	15.1%	38,153,129	—	39,129,163	—
The Vanguard Group 100 Vanguard Blvd Malvern, PA 19355	27,351,074	(2)	10.5%	—	206,922	26,948,530	402,544
FMR LLC 245 Summer Street Boston, MA 02210	26,946,941	(3)	10.4%	7,041,740	—	26,946,941	—
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	14,129,468	(4)	5.4%	—	11,620,614	—	14,129,468

(1)

Based on Schedule 13G/A filed with the SEC dated January 27, 2022.

(2)

Based on Schedule 13G/A filed with the SEC dated February 10, 2022.

(3)

Based on Schedule 13G/A filed with the SEC dated February 9, 2022.

(4)

Based on Schedule 13G/A filed with the SEC dated February 11, 2022.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and any person beneficially owning more than 10% of our common stock to file reports of ownership and any changes in ownership with the SEC. Based solely on our review of such reports filed with the SEC and representations provide to us by persons required to file reports under section 16 of the Exchange Act, our directors, executive officers and greater than ten-percent beneficial owners timely complied with their Section 16(a) filing requirements during 2021.

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PROPOSAL 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

As we do each year, and as required by Section 14A of the Exchange Act, we provide our stockholders with the opportunity to vote to approve, on an advisory basis, the compensation of our NEOs as disclosed in the Proxy Statement in accordance with the SEC’s compensation disclosure rules. The executive compensation program is described in the Compensation Discussion and Analysis section beginning on page 33 and the other tables and narrative disclosures in this Proxy Statement.

The executive compensation program for the NEOs includes many best-practice features that are intended to enhance the alignment of compensation with the interests of Range’s stockholders:

What We Do
Seek stockholder engagement and incorporate feedback	Maintain robust stock ownership goals for senior executives
Exercise negative discretion when appropriate	Engage an independent compensation consultant to advise the committee
Majority of NEO compensation is at risk and performance based, which links pay to performance	Offer minimal perquisites
All long-term incentive awards are payable in stock	Dedicate time to executive succession planning and leadership development each year
Financial performance metrics underlying long-term incentive awards are objective and aligned with stockholders’ interests	Compensation Peer Group reviewed annually
Perform annual say-on-pay advisory vote for stockholders	Include ESG metrics in annual incentive compensation to further align with stakeholder interests

Executive Compensation Program Objectives

In 2021, the Compensation Committee continued to strive to develop a compensation program not only to be consistent with industry practice but also to attract and retain outstanding executives by providing incentives to reward them for superior performance that supports Range’s long-term strategic objectives.

The 2021 executive compensation program was expected to:

•

Be highly aligned with stockholder interests;

•

Preserve performance accountability through commodity cycles;

•

Build long-term share ownership;

•

Simplify the executive compensation program; and

•

Match or exceed prevailing governance standards for performance-based compensation.

We are therefore asking stockholders to vote on the following resolution:

RESOLVED, that the stockholders approve the compensation of the NEOs as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, including the Compensation Discussion and Analysis and the compensation tables.

Required Vote and Recommendation

As an advisory vote, the matter for which stockholders have the opportunity to vote under Proposal 2 is non-binding. Although the vote is non-binding, the Board of Directors and the Compensation Committee value the opinions of our stockholders and will carefully consider the outcome of the vote when making future compensation decisions for our NEOs.

If you own shares through a bank, broker or other holder of record, you must instruct them how to vote so that your vote can be counted on this proposal as uninstructed shares are not entitled to vote with regard to Proposal 2. The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote is required to approve this Proposal 2.

The Board of Directors recommends a vote FOR Proposal 2

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EXECUTIVE COMPENSATION

A Message from the Compensation Committee

As the independent Compensation Committee of Range Resources Corporation, our most important mandate is to structure our executive compensation programs to create close alignment with our stockholders’ interests, while continuing to attract and retain talented executives to execute our strategy and create long-term value. Our compensation program is guided by the philosophy that our ability to provide sustainable value is driven by superior individual performance. We believe that a company must offer competitive compensation to attract and retain experienced, talented and motivated employees. In addition, we believe employees in leadership roles are motivated to perform at their highest levels when performance – based pay represents a significant portion of their compensation.

In establishing and recommending the 2021 compensation program for our senior officers, the Compensation Committee carefully considered stockholder feedback. The Committee also noted the decline in the “Say-on-Pay” approval with approximately 59% of votes cast at the 2020 Annual Meeting approving the compensation of our NEOs. In consideration of these factors, the Committee made several changes to the design of the 2021 as more fully described on page 34. At the 2021 Annual Meeting, the “Say-on-Pay” approval increased to over 95% of votes cast approving the compensation of our NEO’s. Although the Committee did not make any specific changes to the executive compensation program in response to the 2021 Say-on-Pay vote results, the Compensation Committee continues to evaluate our executive compensation programs, taking into account stockholder feedback.

We ask you to consider our overall approach to executive pay as you assess our pay program and its relationship to our performance. We invite our stockholders to communicate any concerns or opinions on executive pay directly to the Compensation Committee or the Board.

Steve D. Gray, Chair
James M. Funk
Greg G. Maxwell

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Compensation Discussion and Analysis

This Compensation Discussion and Analysis (CD&A) describes the material elements, objectives and principals of Range’s executive compensation program, compensation decisions made in 2021 and 2022 (through the date of this proxy statement filing) and the factors the Compensation Committee considered in making those decisions.

For 2021, our named executive officers, or NEOs were:

Named Executive Officer	Officer Since	Title
Jeffrey L. Ventura	2003	President and Chief Executive Officer
Mark S. Scucchi	2012	Senior Vice President – Chief Financial Officer
Dennis L. Degner	2014	Senior Vice President – Chief Operating Officer
Alan W. Farquharson	2000	Senior Vice President – Reservoir Engineering & Economics
David P. Poole	2008	Senior Vice President – General Counsel and Corporate Secretary

The 2021 Compensation of these NEOs is explained in the following sections and in the compensation tables and related disclosures under “Executive Compensation Tables” (beginning on page 53) that follows this CD&A. This CD&A is divided into six sections:

1	EXECUTIVE SUMMARY	34
2	STOCKHOLDER ENGAGEMENT AND RESPONSIVENESS	37
3	HOW WE DETERMINE EXECUTIVE COMPENSATION	38
4	2021 COMPENSATION PROGRAM ELEMENTS	40
5	2022 COMPENSATION PROGRAM	48
6	COMPENSATION POLICIES AND PRACTICES	50

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1	EXECUTIVE SUMMARY

Highlights of Executive Compensation Program Policies and Practices

The executive compensation program for the NEOs includes many best practice features that are intended to enhance the alignment of compensation with the interests of Range’s stockholders:

What We Do	What We Don’t Do
Seek stockholder engagement and incorporate feedback	Grant annual cash bonuses or long-term incentive awards to executive officers that are not subject to clawback
Majority of NEOs compensation is at risk and performance based, which links pay to performance	No individual change-in-control contracts
All long-term incentive awards are payable in stock	No backdating or repricing of stock options
Exercise negative discretion, when appropriate	No employment contracts
Receive annual say-on-pay advisory vote from stockholders	No margin, derivatives or speculative transactions, such as hedges, pledges and margin accounts
Include ESG metrics to further align with stakeholder interests	No individual supplemental executive retirement arrangements
Maintain robust stock ownership goals for senior executives	No reward to executives for excessive, inappropriate or unnecessary risk-taking
Engage an independent compensation consultant to advise the committee
Offer minimal perquisites
Dedicate time to executive succession planning and leadership development each year
Compensation Peer Group reviewed annually
Financial performance metrics underlying long-term incentive awards are objective and aligned with stockholders interest

OUR 2021 PERFORMANCE

- Demonstrated industry leading drilling and completion performance
- Maintained capital discipline
- Continued to focus on financial flexibility
- Announced a return of capital framework

OUR COMPENSATION PHILOSOPHY

- Design programs to deliver compensation aligned with Range and individual performance
- Align executive pay with performance and long-term stockholder value creation through significant "at-risk" compensation

OUR KEY COMPENSATION DECISIONS

2021

- Held CEO base salary flat for seventh consecutive year;
- Added a new metric and deleted two metrics for the Annual Cash Incentive Award;
- Changed Long-Term Incentive internal metrics where we are no longer using reserves and production growth per debt-adjusted shares;
- Added Long-Term Incentive internal metrics of Debt/EBITDAX and Emissions Intensity; and
- Changed vesting for Restricted Stock Awards to a three-year cliff vesting versus three-year ratable vesting (30%-30%-40%).

2022

- Increased CEO base salary 3% in early 2022;
- Changed Long-Term Incentive internal metric to include an absolute net debt target;
- Adopted "best net" policy for covered executives; and
- For officers, terminated automatic vesting of equity awards at age 65.

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Principal Elements of Executive Compensation. We principally use three elements of executive compensation to carry out the design of our executive compensation program:

Element	Purpose
• Base Salary	Retain executive team and, when appropriate, attract executives.
• Annual Cash Incentive award	Reward executives for short-term financial and operational results.
• Annual Long-Term Equity Incentive award

Focus executive efforts on activities and results that lead to long-term stockholder value. Our restricted stock awards vest based on continued employment and the passage of time, which promotes retention. The remainder of the awards vest based on performance measures tied to either relative stock price performance or internal performance metrics which promotes the long-term interests of our stockholders and aligns executives’ interests with stockholders’ interests.

Compensation Program Emphasizes Performance

CEO COMPENSATION MIX IN 2021[(1)]
2%
14%
Fixed Pay
36% Cash
12%
26%
22%
86% of CEO's total direct compensation influenced by Company performance
86%
Variable or "At-Risk," Pay
38%
64% Stock Awards
Stock-based Compensation
Restricted Stock
PSU Awards
Cash Compensation
Salary
Annual Cash Incentive
Other

(1)

Amounts shown reflect salary paid in 2021, annual cash incentive award for 2021 which was paid in 2022 based on 2021 performance, the grant date fair value for Long-Term Incentive Awards granted in 2021 and other compensation as detailed on page 53.

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Our Business Objective and Strategy

Our overarching business objective is to build stockholder value through returns focused development of our natural gas properties. Our strategy to achieve our business objective is primarily to generate consistent cash flow from reserves and production through internally generated drilling projects coupled with occasional acquisitions and divestitures. In addition, we target funding our capital spending to at or below operating cash flow. Our strategy requires us to make significant investments and financial commitments in technical staff, acreage, seismic data, drilling and completion technology and gathering and transportation arrangements to build drilling inventory and market our products. Our strategy has the following key elements:

•

Commitment to environmental protection and worker and community safety;

•

Concentrate in our core operating area;

•

Focus on cost efficiency;

•

Maintain a multi-year drilling inventory;

•

Maintain a long-life reserve base with a low base decline rate;

•

Market our products to a large number of customers in diverse markets under a variety of commercial terms;

•

Maintain operational and financial flexibility; and

•

Provide employee equity-ownership and incentive compensation aligned with our stakeholders’ interests.

These elements are anchored by our interests in the Marcellus Shale located in Pennsylvania which we believe has a remaining productive life in excess of 50 years.

2020-2021 Key Accomplishments

•

Proved reserves increased from 17.3 Tcfe (excluding our North Louisiana properties) at year-end 2019 to 17.8 Tcfe at year end 2021;

•

Spent 2% less than our initial 2021 capital budget of $425.0 million and during 2020, spent 21% less than our original 2020 capital budget;

•

Reduced total debt by $165.3 million in 2021 compared to year-end 2020 and reduced total debt by $86.0 million during 2020 compared to year-end 2019;

•

Ended 2021 with $214.4 million cash on hand and no borrowings under our credit facility;

•

Significantly improved our debt maturity ladder during 2020 with the repurchase of $1.2 billion of various senior and senior subordinated notes due 2021, 2022 and 2023;

•

Implemented innovative ways to enhance margins;

•

Held our drilling and completion costs to at or below $600 per foot for 2021 and 2020;

•

Produced 2.1 Bcfe per day in 2021 compared to 2.2 Bcfe per day in 2020, primarily attributable to the Marcellus Shale;

•

Published our second formal corporate sustainability report in 2021;

•

Continued with our innovative water recycling program;

•

Successfully continue to utilize an electric frac fleet;

•

Committed to a pilot certification program for responsiblity sourced natural gas;

•

Achieved a 40% reduction of employee recordable incident rates compared to 2020;

•

Enchanced our strategic goal of net GHG emissions by year-end 2025 to include both Scope 1 and Scope 2; and

•

As of December 31, 2021, we had approximately $2.1 billion of liquidity under our bank credit facility.

2022 Strategic Priorities

•

Operate safely and efficiently;

•

Reduce direct emissions and target net-zero GHG Scope 1 and Scope 2 emissions by year-end 2025;

•

Achieve competitive returns on investments;

•

Improve financial strength;

•

Focus on organic opportunities through disciplined capital investment;

•

Improve operational efficiencies and economic returns;

•

Attract and retain quality employees; and

•

Align incentives with our stockholders’ interests and key business objectives.

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2	STOCKHOLDER ENGAGEMENT AND RESPONSIVENESS

Our relationship with our stockholders is an integral part of our corporate governance practices. In addition to our customary participation at industry and investor conferences, road shows and meetings, we held meetings to better understand the views of stockholders on a range of topics including executive compensation, governance practices and business strategy. The Compensation Committee and management continued our review of our compensation program with input from the Board’s independent compensation consultant. This review included direct engagement with our stockholders to ensure full understanding of their perspectives and their feedback was incorporated into the Compensation Committee’s deliberations and decisions in early 2022 and 2021.

Mr. Maxwell, our Chairman and Mr. Gray, the Chair of our Compensation Committee and Ms. Dorman, the Chair of our ESG & Safety Committee, led the stockholder outreach effort, joined by members of senior management. We reached out to stockholders representing approximately 66% of our outstanding shares since our May 2021 Annual Meeting; these investors were typically our larger stockholders. We held meetings with each stockholder who accepted our invitation to engage, which in the fall of 2021 and early 2022 represented approximately 46% of our shares outstanding. During these conversations, stockholders were invited to provide direct feedback on our current compensation programs. We also spoke with proxy advisory firms that provide vote recommendations to gain insight into their views on our executive compensation programs and address their questions.

In these meetings, we discussed our strategy, corporate governance, executive compensation and our commitment to the environment. The feedback received from our stockholders on these and other topics was generally positive.

The key themes from this year’s stockholder engagement that we considered in our design were:

•

Stockholders applauded our recent Corporate Sustainability Report, our net zero emissions target and position on emissions intensity;

•

Stockholders emphasized the importance of our oversight of environmental efforts;

•

Stockholders appreciated a discussion of the Range culture of doing the right thing;

•

Stockholders appreciated gender and ethnic diversity composition and refreshment of our Board;

•

Stockholders were interested in the annual incentive focus on the balance sheet improvements and ESG;

•

Stockholders appreciated the opportunity to meet and the open discussion directly with management and our directors; and

•

Stockholders generally agreed with the strategic direction and our focus on controlling what we can control.

The following summarizes our response to the feedback we heard from our investors and the changes we made to our executive pay program over the past two compensation cycles.

Specific 2021/2022 changes to the compensation program include:

•

CEO base salary held flat for seven consecutive years (through 2021) and increased 3% in early 2022;

•

Added one new return-focused metric to the short-term Annual Cash Incentive performance target;

•

Removed two metrics in the Annual Cash Incentive performance targets;

•

Aligned long-term incentives with strategic priorities of balance sheet strength and environmental leadership; and

•

Changed restricted stock vesting from 30%-30%-40% to cliff vesting at the end of three years.

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3	HOW WE DETERMINE EXECUTIVE COMPENSATION

Role of Independent Compensation Committee

The Compensation Committee is responsible for establishing and overseeing our executive compensation program and policies that are consistent with our overall compensation philosophy. In making such decisions, the Committee considers a variety of factors, including views expressed by stockholders and stockholder advisory groups, information provided by its independent compensation consultant, our CEO’s input, Peer Group data, each executive’s experience in the role, Company and individual performance, internal pay equity and any other information the Committee deems relevant in its discretion. The Committee is responsible for all compensation decisions involving our CEO and other executive officers.

Stockholder Outreach

The Committee considers the outcomes of the Company’s advisory stockholder vote on our executive compensation program and our stockholder outreach initiatives when making compensation decisions. To continue our focus on best practices, we enhanced our stockholder engagement program in the past few years to solicit specific valuable feedback from investors on executive compensation which we then share with the Committee and the Board. We contact a broad base of institutional investors and speak with those interested in meeting and sharing feedback with us.

We believe our incentive program changes have been highly responsive to the feedback received from our stockholders and serve to strengthen the alignment with our strategic objectives. We will continue our dialogue with stockholders on compensation issues as part of our ongoing engagement.

Role of Senior Management

Through our compensation cycle that ended February 2022, our CEO submitted recommendations to the Compensation Committee for adjustments to the salary, Annual Cash Incentives and Long-Term Equity Incentive awards payable to all NEOs (except himself), Senior Vice Presidents and Vice Presidents. The Compensation Committee considers the recommendations of our CEO as only one factor, in addition to the other factors described in this CD&A, in setting our executive officer and other employee compensation. The CEO is not present during deliberations by the Compensation Committee regarding his own compensation. The Committee’s independent consultant provides independent analysis and recommendations for Mr. Ventura for consideration by our Compensation Committee. At the request of the Compensation Committee, our CEO and our CFO attend certain meetings and working sessions of the Compensation Committee. Senior members of the human resources team and other members of senior management interact with the compensation consultant as necessary and prepare materials for each Compensation Committee meeting.

Role of Independent Compensation Consultants

For 2021, the Committee directly engaged NFP Compensation Consulting (“NFP,” formerly Longnecker & Associates) as its independent compensation consultant to advise the Committee on executive compensation matters. NFP provided the Committee with information on industry trends, market practices and legislative issues. With the approval of the Compensation Committee, the Company also retained Alvarez and Marsal (or “A&M”) to provide valuation services related to the use of performance-based restricted stock awards based on TSR. In 2021, the Company paid NFP a total of $109,000 for consulting services related to executive and director compensation. The Company paid A&M a total of $14,000 for valuation services in 2021.

NFP interacted with several of our officers and employees as necessary. In addition, NFP may seek input and feedback from members of our management regarding its work product prior to presentation to the Committee to confirm that information is accurate or address other issues. We believe that NFP provides an independent perspective to the Committee.

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Competitive Positioning

In support of our compensation objectives and in order to determine an appropriate total value and mix of pay for executives, we reference the 25th, 50th and 75th percentiles of the Compensation Peer Group. These percentiles are reference points only; we do not automatically compensate each executive at these levels. Several variables, including individual and division performance, time employed in the position, annual Company performance and one-and three-year relative stock price performance influence the actual executive compensation decisions. We look at our individual NEO and total NEO Total Direct Compensation compared to individual NEO and total NEO Total Direct Compensation of companies in our Compensation Peer Group. Because not all of our NEO positions are directly comparable to NEO positions of other companies in our Compensation Peer Group, we believe that reviewing the aggregate total direct compensation of all NEOs provides an appropriate reference for comparative purposes and allows us to compare our total cost of management for all NEOs to our peers’ total cost of management.

Role of Peer Companies

Peer Group benchmarking is one of several factors the Compensation Committee considers in setting pay. The Committee seeks to maintain a Peer Group that is generally similar to us with respect to business activity and specifically focuses on companies engaged in exploration for and production of oil and gas resources with Range having a market capitalization near the median of the Peer Group. The Compensation Committee reviews the composition of the Peer Group with advice from the independent compensation consultant in the last quarter of each calendar year and any additions or deletions are made to the Peer Group at that time. For 2021, the peer group was adjusted to continue to target the mid-point of the group. The S&P 500 Index was added in 2021 based on a recommendation from NFP to better test performance beyond industry peers and further align executive pay with long-term stockholder interests. For 2022, one company was deleted, one added and two companies merged, with the new entity added to the peer group. Each year, companies that are acquired or merged during the year are eliminated from that year’s Peer Group to the extent such acquisitions or mergers prevent the company from being an appropriate member of the Peer Group.

This chart describes the oil and gas exploration and production companies that have been included in the Peer Group in the last two years:

Company	Peer Group
	2022	2021
Antero Resources Corporation
Cabot Oil & Gas Corporation	-
Chesapeake Energy Corporation		-
Cimarex Energy Co.	-
CNX Resources
Comstock Resources, Inc.
Coterra Energy, Inc.		-
EQT Corporation
Matador Resources
Murphy Oil
PDC Energy Inc.
QEP Resources	-
SM Energy Company
Southwestern Energy Company
S&P 500
“” denotes companies included in our Peer Group

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4

2021 COMPENSATION PROGRAM ELEMENTS

The majority of compensation for the NEOs is based on the long-term performance of Range. The elements of our 2021 executive compensation program are summarized in the table below and are described further under “Elements of Executive Compensation” on page 41.

	Element	Objective	Form of Payout	How Payout Value is Calculated	2021 Decisions
FIXED	Base Salary	• Provide a competitive level of fixed compensation to attract and retain employees.	Cash

Review of compensation surveys, publicly available peer company data, internal pay equity, individual responsibilities and performance assessment. Base salaries are reviewed annually and as circumstances warrant.

• In 2021, our CEO salary remained unchanged (based on a 26-week pay period). • Salaries of the remaining NEOs remained unchanged.
	Annual Cash Incentive	• Align executives with performance metrics that are critical to Range’s success. • Motivate financial and operational performance over a one-year period.	Cash

Criteria and weighting pre-established by the Compensation Committee in March 2021. All five performance criteria are internal company performance measures.

The Annual Cash Incentive award is described in more detail under “Elements of the 2021 Compensation Program Cash Incentive Awards” beginning on page 42.

For the Chief Executive Officer:

•

Target bonus % salary equal to 120%.

For CFO and COO:

•

Target bonus % salary equal to 100%.

For the other NEOs:

•

Target bonus % of salary equal to 75%.

•

Actual payment for 2021 performance was 180% for our CEO; 150% for our CFO and COO; 113% for our other NEOs.

VARIABLE OR AT-RISK	Long-Term Incentive – Performance-Based Total Stockholder Return (TSR) awards	• Align executives interest with interests of stockholders. • Reward higher returns in Range common stock over a three-year performance period.	Stock

A comparison of Range’s TSR to that of the peer group over a three-year performance period. In addition, if Range’s absolute TSR is negative for the period, payout of the award is capped at no more than target.

The terms and conditions of the TSR award are described in more detail under “Long-Term Equity Incentive Program” beginning on page 45.

For the Chief Executive Officer:

•

The TSR award accounts for 30% of the target 2021 long-term incentive award value.

•

Actual grant for 2021 equaled target value.

For the CFO and COO:

•

The TSR award accounts for 30% of the target 2021 long-term incentive award value.

•

Actual grant for 2021 equaled target value for the combined grant.

	Long-Term Incentive – Performance-Based Per Share Awards	• Align executives interest with interests of stockholders. • Rewards performance over a three-year performance period.	Stock

A comparison of reported Debt/EBITDAX and Emissions Performance to a performance target.

The terms and conditions of this award is described in more detail under “Long-Term Equity Incentive Program” beginning on page 45.

For Chief Executive Officer:

•

The award accounts for 30% of the target 2021 long-term incentive award value.

•

Actual grant for 2021 equaled target value.

For the CFO and COO:

•

The award accounts for 30% of the target 2021 long-term incentive award value.

•

Actual grant for 2021 equaled target value for the combined grant.

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Element	Objective	Form of Payout	How Payout Value is Calculated	2021 Decisions
Long-Term Incentive – Time-Based Restricted Stock	• Provide a retention incentive that promotes sustained stock ownership. • Tie ultimate value realized tied to the performance of Range’s common stock.	Stock

Generally vest at the end of three years subject to continued employment.

The terms and conditions of these awards are described in more detail under “Long-Term Equity Incentive Program” beginning on page 45.

For the Chief Executive Officer:

•

The stock award accounts for 40% of the target 2021 long-term incentive award value.

•

Actual grant for 2021 equaled target value.

For the CFO and COO:

•

The stock award accounts for 40% of the target 2021 long-term incentive award value.

•

Actual grant for 2021 equaled target value for our combined grant.

For the other NEOs:

•

The stock award accounts for 100% of the target 2021 long-term incentive award value.

•

Actual grant for 2021 equaled target value.

Elements of Executive Compensation

Base Salary

The Compensation Committee reviews base salaries on an annual basis, at the time of a promotion or changes in responsibilities and when market conditions warrant. Base salaries for our NEOs are targeted at the 50th percentile of the Peer Group adjusted for certain factors. Base salary is based on an evaluation of the following:

•

the complexity of their respective positions and specific technical experience required;

•

experience and tenure;

•

the base salaries of comparable positions at Peer Group companies;

•

competitive market conditions; and

•

internal pay equity among our senior executives.

Salary adjustments are approved by the Compensation Committee in the first quarter of each year and take effect on the first payroll period after approval. The timing of these salary adjustments allows the Compensation Committee to consider the audited financial results of our Peer Group companies and allows for disclosure of our current compensation decisions in our proxy statement. In February 2021, the Committee’s independent consultant reviewed the NEO’s base salaries compared to Peer Group data and broader market data and initially recommended a 3.5% increase in base salaries for each NEO. The compensation consultant noted that, in general, each NEO’s base salary was aligned with the 50th percentile of the Peer Group. The compensation consultant noted maintaining alignment of base salary between 50th and 75th percentile of the Peer Group was desirable. The Committee considered the recommendations of NFP and management and determined to not increase base salary for our NEOs. In February 2022, NFP reviewed the NEOs base salary compared to a peer group and various published survey sources and initially recommended an increase of 3.7%, noting the aggregate NEO salaries were aligned with the 50th percentile. The Committee reviewed the comparisons to peers and broader market data and determined to increase the base salary for all NEOs, noting a number of years had passed since salaries were increased. The Committee recommended, and the Board approved, the following base salaries effective February 2022.

	Base Salary(1)
	As of February 2022	As of February 2021	As of February 2020
Jeffrey L. Ventura	$950,000	$925,000	$925,000
Mark S. Scucchi	$500,000	$475,000	$475,000
Dennis L. Degner	$500,000	$475,000	$475,000
David P. Poole	$460,000	$450,000	$450,000
Alan W. Farquharson	$390,000	$376,000	$376,000
(1) Based on 26 week pay period

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Annual Cash Incentive Awards

The annual cash bonus award is intended to compensate the NEOs based on the achievement of annual financial, operating and strategic goals. It emphasizes team performance. We refer to cash awards as “Annual Cash Incentives.” The Annual Cash Incentives are paid to our NEOs based on a formulaic application of certain performance criteria that are discussed more fully below.

The Annual Cash Incentives are subject to the negative discretion of the Compensation Committee. Annual Cash Incentives are determined without reference to Peer Group data, because each performance criteria has been pre-established by the Compensation Committee. The Annual Cash Incentive related to our 2021 performance was paid in February 2022 as detailed in the table below:

	Annual Incentive Payout
	Actual Payment Achieved(1)	Actual Payout for 2021	Difference
CEO	$1,776,000	$1,665,000	$(111,000)
CFO and COO	$1,520,000	$1,425,000	$(95,000)
Remaining Senior Vice Presidents	$1,766,400	$1,656,000	$(110,400)
(1) Reflects the payout earned prior to negative discretion applied by the Compensation Committee.

The Compensation Committee develops the performance criteria to be used for the Annual Cash Incentives, reviews the performance criteria with the independent compensation consultants and then discusses the performance criteria with our CEO and CFO. The Committee then sets the criteria as well as the weighting and performance achievement levels necessary to calculate Annual Cash Incentives based upon payout percentages established for our NEOs. For 2021, the performance criteria were based upon either industry standards or our annual business plan (the “Annual Business Plan”). Our Annual Business Plan is a forecast of expected business results for the applicable fiscal year based upon certain assumptions made by our management. The Compensation Committee believes that the performance criteria, taken together, are strong objective indicators of the Company’s performance, thus similar factors are typically used in determining the Company’s performance relative to its Peer Group for setting total compensation and long-term incentive equity awards as described above. Target Annual Cash Incentives are determined as a percentage of each NEO’s base salary. This target percentage is established through an analysis of compensation for comparable positions in the Peer Group and is intended to provide a competitive level of compensation if the Company achieves the performance criteria established by the Compensation Committee.

The performance criteria selected with respect to the Annual Cash Incentive awards for 2021 (which were paid in February 2022) are shown in the table below, together with the target levels of achievement with respect to each criterion. The payouts were achieved as described below. All five of the performance criteria are internal performance measures.

Criterion	2021 Weighting	Unit of Measurement	Actual for 2020	2021 Performance Levels			Actual for 2021	Payout% Achieved(1)
				Threshold	Target	Excellent
Cash Unit Costs	20%	$ per mcfe	$1.88	$2.03	$1.94	$1.85	$2.08	0%
Return on Average Capital Employed	15%	% return	N/A	10%	12%	14%	19%	240%
Drilling & Completion Cost Per Foot	20%	$ per foot	$571	$600	$570	$540	$502	240%
Drilling Rate of Return	20%	Percentage Increase	35%	25%	30%	40%	>40%	240%
Discretionary	25%	Various HSE and other	Target	—	—	—	Excellent	240%
(1) The Payout percentage achieved is shown for the CEO and is prorated for other officers.

Cash Unit Costs

The first criterion the Compensation Committee selected for 2021 was Cash Unit Costs. Cash Unit Costs is calculated by adding direct operating costs, gathering, processing and transportation costs, production and ad valorem tax expense, general and administrative and interest expense (excluding stock-based compensation and the amortization of deferred financing costs) and net broker margin on a per mcfe basis. The Compensation Committee selected this criterion to measure our ability to focus on areas that are within our control. The performance target was not achieved in 2021 primarily due to the impact of higher commodity prices on transportation, gathering and processing expense.

Return on Average Capital Employed

The second criterion the Compensation Committee selected for 2021 was Return on Average Capital Employed (ROACE). ROACE is a non-GAAP financial measure and is calculated by EBIT (as defined below) divided by average debt plus average stockholders’ equity. ROACE is used by the investment community as a measure of operating profit relative to total debt and equity capital. “EBIT” represents earnings before interest expense and income taxes. The Compensation Committee selected this criterion which measures profitability compared to total investments made in new capital. In setting the performance levels (i.e. threshold, target and excellent), the Compensation Committee considered various returns based metrics used by our peers, input from management along with analysis and guidance from our compensation consultant and stockholder feedback. The performance target was achieved in 2021 with the positive impact of an efficient hedging program in relation to higher commodity prices and by continuing to focus on operating efficiencies including spending under budget and improving our financial flexibility.

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Drilling and Completion Cost per Foot

The third criterion the Compensation Committee selected for 2021 was drilling and completion cost per foot. This metric was selected to continue to improve capital efficiency which is dependent upon team performance, lateral lengths, effective planning and logistics among other factors. This metric is measured based on actual capital expenditures divided by actual lateral feet for wells turned to sales. In setting the performance levels (i.e. threshold, target and excellent) for drilling on completions cost per foot, the compensation committee considered publicly stated objectives of our peers along with historical internal cost efficiencies already achieved. The target levels set and achieved in 2021 made us the leader in well costs amongst Appalachia peers. The performance target was achieved in 2021 as we successfully executed our operational plan while spending under budget. In addition, we continue to focus on innovative and emission-reducing technologies such as an electric fracturing fleet and improving our water reuse program.

Drilling Rate of Return

The fourth criterion the Compensation Committee selected for 2021 was drilling rate of return. This metric supports our focus on improving corporate return and encourages efficiency of capital spending. This metric continues to encourage focus on well productivity relative to drilling costs. The drilling rate of return is measured based on actual capital expenditures and the year-end proved reserves estimates of drilling results. Commodity prices effective on the first day of the year are used in the calculation. The target is set based on our expectation of capital allocation and capital efficiency for the year and our prior year drilling results. The performance target was achieved in 2021 by achieving our 2021 drilling plan for less than budgeted as a result of lower well costs and places us in the top quartile amongst our peers.

Discretionary Measure

The last criterion the Compensation Committee selected for 2021 was a qualitative measure which includes elements of environmental, health and safety performance (“HSE”). Range continues to be committed to ensuring it provides a safe work place and instilling a culture of safety and environmental responsibility at every level of our organization. Priorities include elements of safety performance, emissions and water management and corporate citizenship. We focus on transparency around HSE and encourage reporting of all incidents involving our employees and contractors (including near misses) and we have used examples of incidents reported as a vehicle to educate our employees and contractors to improve our HSE practices. There are also quantitative measures evaluated such as reductions in emissions, number of spills, auto accidents, leak detection inspections and notices of violations. The performance target was achieved in 2021 by the committee’s review and analysis of several HSE results including:

•

a reduction of 48% for non-fresh water spills (a new low for our Appalachia operations);

•

notice of violations down 29% compared to 2020;

•

methane emissions component leak rate similar to 2020;

•

contractor recordable incidents increased from 5 in 2020 to 16 in 2021 while severity declined 30%;

•

employee recordable incidents down 40% from 2020; and

•

preventable vehicle incident rate in 2021 was the same as 2020.

The last criterion also includes factors not otherwise captured in the previously described objective performance measures. Factors would include portfolio management, succession planning, talent development and other factors. These factors are deemed by the Compensation Committee to have been important in the years’ performance and may vary from year to year. The Committee follows no set performance targets relating to these factors. The performance target was achieved in 2021 by successfully continuing to manage through the disruptions caused by COVID-19, continuing to further strengthen our financial foundation and successfully managing the impact of inflation.

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In addition to selecting the performance criteria, the Compensation Committee determined, after consultation with NFP, the respective performance payout percentages for each of our NEOs. In determining these payout percentages, the Compensation Committee attempted to ensure that the payouts provided appropriate incentives to each of our senior executives. For 2021, the annual incentive payout percentage was a weighted average of the payout percentage for each category using the percentages set forth below in the table. When actual results achieved fall between the performance levels, the percentile performance used to determine the payout percentage is proportionately adjusted between the performance levels. For 2021, the Compensation Committee awarded bonuses based on the formulaically determined award as shown in the table below which also equated to the same dollar amount as the previous year.

	Threshold	Annual Cash Incentive Payout % of Salary
		Target	Excellent	Payout % Achieved(1)	Actual Payment % For 2021(2)
CEO	60%	120%	240%	192%	180%
CFO and COO	50%	100%	200%	160%	150%
Remaining Senior Vice Presidents	37.5%	75%	150%	120%	113%
(1) Reflects the payout percentage prior to any negative discretion applied by the Compensation Committee. (2) Reflects the payout percentage after negative discretion.

The following table sets forth the total amount of cash paid to our NEOs for 2021 performance (paid in February 2022), for 2020 performance (paid in February 2021) and for 2019 performance (paid in March 2020).

	Annual Cash Incentive Earned
	2021	2020	2019
Jeffrey L. Ventura	$1,665,000	$1,665,000	$1,652,216
Mark S. Scucchi	$712,500	$712,500	$466,193
Dennis L. Degner	$712,500	$712,500	$466,193
David P. Poole	$506,250	$506,250	$444,759
Alan W. Farquharson	$423,000	$423,000	$402,962

The 2022 performance criteria, weighting and target levels of achievement with respect to each of the 2022 criterion are shown in the table below.

Criterion	Weighting	Unit of Measurement	2022 Performance Levels
			Threshold	Target	Excellent
Cash Unit Cost	20%	$ per mcfe	$2.08	$1.98	$1.88
Return on average capital employed (ROACE)	15%	% Return	20%	25%	35%
Drilling and Completion Cost per foot	20%	$ per foot	$642	$612	$550
Drilling rate of return	20%	Percentage Increase	35%	40%	45%
Discretionary(1)	25%	Various HSE and other	—	—	—
(1) This measure includes environmental, health and safety performance quantitative metrics.

The 2022 performance criteria, weighting and performance achievement levels were selected based on discussions with management and the independent compensation consultants. Cash unit costs was chosen for the fourth year in a row to focus on competitive corporate profitability. Return on average capital employed was added in 2021 to focus on operating profit relative to total debt and equity. The third criterion is drilling and completion costs per foot which was added in 2020 to continue to focus on capital efficiency to enhance returns. The drilling and completion cost per foot performance levels chosen for 2022 are higher than our actual performance for 2021 primarily due to the expected impact of inflation. To the extent 2022 performance level is met, we believe we will maintain our basin leading drilling and completion cost per foot. Drilling rate of return supports our continuing focus on stringent capital allocations based on project level returns sufficient to drive improving corporate returns. The final criterion is a discretionary measure that will be focused on quantitative HSE measures such as fresh water spills, number of notices of violation, vehicle incidents and methane emissions component leak rate.

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Long-Term Equity Incentive Program

The following table sets forth the value of long-term incentives granted to our NEOs for the last three years.

	Long-Term Equity Incentive
	2022	2021	2020
Jeffrey L. Ventura	$5,800,000	$4,800,000	$3,923,000
Mark S. Scucchi	$2,300,000	$2,300,000	$2,052,000
Dennis L. Degner	$2,300,000	$2,280,000	$2,280,000
David P. Poole	$1,500,000	$1,500,000	$1,368,000
Alan W. Farquharson	$900,000	$900,000	$836,000

The 2021 Long-Term Equity Incentive program consists of Performance-Based Restricted Stock Awards and Time-Based Restricted Stock Awards. We grant long-term equity-based compensation to substantially all of our employees to promote a company wide ownership and entrepreneurialism.

•

Performance-Based TSR Stock Units (“TSR-PSUs”). The Committee believes that a performance unit program based on TSR relative to peer companies aligns pay and Company performance. The industry peers selected for each performance cycle generally match the industry peers comprising the prevailing Peer Group used for compensation benchmarking. TSR is determined using the average stock price of each company at the beginning of the performance period based on the average closing price in a 10 day period prior to and ending at the close of business on the date of grant and at the end of the performance period using the 10 day period prior to and ending on the 3 year anniversary date of the grant date. Reinvestment of dividends is assumed. If the TSR at the end of the performance period is negative, the payout percentage is capped at 100% regardless of ranking. The TSR-PSUs award is denominated in performance stock units (PSUs), each of which is equivalent to one share of common stock.

2021 TSR – PSUs. In February 2021, the Committee awarded NEOs performance units that will vest based on relative TSR for the three-year performance period ending February 2024. The value of each underlying unit tracks the price of a share of our common stock. The percentage of units earned ranges from 0% to 200% of the units granted with no payout for being below the 9th ranked company. Dividend equivalents, if any, accrue and are paid based on performance at the end of the performance period. Earned awards are paid in stock shortly after the completion of the performance period. A table illustrating the potential payouts based on relative and absolute TSR performance for the TSR-PSUs granted in 2021 is set forth below:

TSR Ranking	% of Target PSUs Earned(1)
1st ranked company	200%
Top 2-8 ranked company	between 75% and 183%
9th ranked company	50%
10th - 14th ranked company	0%
(1) If absolute TSR is negative over the performance period, the payout is capped at 100%, irrespective of ranking within the peer group.

2021 TSR-PSUs. The performance units granted in February 2021 have a performance end date of February 2024 with a target payout at the median performance compared to 13 peer companies (including the S&P 500 index).

2020 TSR-PSUs. The performance units granted in February 2020 have a performance end date of February 2023 with a target payout percentages at the median performance compared to 16 peer companies.

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2019 TSR-PSUs. The performance units granted in March 2019 have a performance end date of March 2022 with a target payout percentages at the median performance compared to 15 peer companies.

2018 TSR-PSUs. The performance units granted in March 2018 had a performance end date of March 2021 with target payout percentages at the median performance compared to 15 peer companies. For the performance period we ranked 5th out of 15 companies. The actual payout was reduced to 100% because the return on our common stock was negative.

TSR-PSUs Payouts Demonstrate Alignment with Stockholders

Payout values of TSR-PSUs awards have changed as compared to grant date fair value, as shown below ($ in thousands):

These graphics emphasize the realizable value of Mr. Ventura’s TSR-PSUs are significantly aligned with stockholder value. Values for this illustration for 2019, 2020 and 2021 were determined with the following inputs:

•

Our closing stock price as of March 25, 2022 was $31.52; and

•

Our rank in our TSR peer group and the corresponding payout percentage as measured under our performance unit program: 171% for 2019, 186% for 2020 and 117% for 2021.

•

Performance – Based Reserves and Production Growth Per Share (Debt Adjusted) (PGPS/RGPS). In 2017, the Committee added Production and Reserves Growth per share to the long-term incentive program, calculated on an absolute basis and debt-adjusted. This metric measures our ability to increase production and reserves without commensurate increase in debt or shares outstanding. The use of a debt adjusted measure mitigates the risk that management increases reserves and production by increasing the drilling budget using debt imprudently. In 2021, the Committee replaced Production and Reserve Growth per share with two new internal measures – Debt/EBITDAX and Emissions Performance over a three-year performance period. Debt to EBITDAX is calculated as total long-term debt divided by EBITDAX, a non-GAAP measure. EBITDAX represents earnings before interest, taxes, depreciation and amortization and exploration expense, as approved by the Compensation Committee. In setting the performance targets, a mid-cycle price of $2.90 per mcfe was used. Emissions Performance considered the publically announced intention to have net zero scope/greenhouse gas emissions on a CO2e/mmcfe basis by the end of 2025 using a linear reduction from 2019 actual of 0.35 resulting in a ratable decline to net zero in 2025.

2021 PSUs. The performance period began January 1, 2021 and ends December 31, 2023. The number of shares earned at the end of the three-year period will be determined as follows, will be based on performance established in 2021. For performance at the minimum level, shares will be forfeited. Performance is measured relative to the target determined by the Compensation Committee. The table below summarizes these grants in 2021:

Performance Metric	DEBT/EBITDAX(1)	Emissions Performance (EP)
Performance Period	3 years	3 years
Form of Payout	Stock	Stock
Performance basis	Debt/EBITDAX using a pre-defined mid-cycle price(1)	Scope/Emissions Intensity of offsets on a CO2/mmcfe basis
Minimum Payout	0%	0%
Performance Resulting in Minimum Payout	Debt/EBITDAX of more than 2.0X	EP of more than 0.12%
Target Payout	100%	100%
Performance Resulting in Target Payout	Debt/EBITDAX of 1.5X	EP of 0.10
Maximum Payout	200%	200%
Performance Resulting in Maximum Payout	Debt/EBITDAX of less than 1.0X	EP lower than 0.05
(1)

“EBITDAX” represents earnings before depletion, depreciation, and amortization expense; exploration expense; impairment of proved or other property; accretion of discount on asset retirement obligations; interest expense; income taxes; gain or loss on sale of assets; non-cash derivative related activity; non-cash stock-based compensation; gain or loss on early extinguishment of debt; restructuring and divestiture obligation activity and other non-cash items. Used a pre-defined mid-cycle price of $2.90 per mcfe.

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2020 PSUs-PGPS/RGPS. The performance units granted in February 2020 have a performance end date of December 31, 2022.

2019 PSUs-PGPS/RGPS. The performance units granted in February 2019 had a performance end date of December 31, 2021. For these awards, the final payout was a combined 117%.

•

Time-Based Restricted Stock. The Committee awards restricted stock for diversification of the long-term incentive award mix, for consistent alignment between executives and stockholders and for retention purposes. Restricted stock awards were made according to the then applicable annual grant schedule and generally vest over three years (30%, 30% and 40%). Prior to vesting, restricted stock recipients have the right to vote and receive dividends on the restricted shares. In 2021, vesting was changed to cliff vest at the end of three years.

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5

2022 COMPENSATION PROGRAM

The Compensation Committee engaged NFP to assist with the analysis of the actual delivery of compensation verses the performance of the Company. The following changes have been made for 2022:

•

Determined to increase CEO base salary by 3% and increase other NEO base salaries between 2% and 5%;

•

For officers, terminated automatic vesting of equity awards at age 65;

•

Changed Long-Term Incentive measure from Debt/EBITDAX to an absolute net debt target;

•

Adopted “best net policy” for covered executives;

•

Our CEO, CFO and COO Long-Term Incentive grant mix was 40% Time-Based Restricted Stock and 60% Performance-Based Restricted Stock; all other NEO’s grant mix were 100% Time-Based Restricted Stock; and

•

Target Annual Cash Incentive Payouts were set at 120% for our CEO; 100% for our CFO and COO; 75% for our Senior Vice Presidents.

The following table details Long Term Incentive grants for 2021 and 2022:

	Long-Term Incentive Grant in February 2021(1)	Long-Term Incentive Grant in February 2022
Jeffrey L. Ventura	$4,799,996	$5,800,000
Mark S. Scucchi	$2,299,992	$2,300,000
Dennis L. Degner	$2,279,984	$2,300,000
David P. Poole	$1,500,001	$1,500,000
Alan W. Farquharson	$900,002	$900,000
(1) Based on summary compensation table.

The table below illustrates the potential payouts based on relative and absolute TSR performance for the TSR-PSUs granted in February 2022:

	Range’s Rank Among Peer Companies	Percentage of TSR-PSUs Earned
Maximum	1	200.0%
	2	183.3%
	3	166.7%
	4	150.0%
	5	133.3%
	6	116.7%
Target	7	100.0%
	8	75.0%
	9	50.0%
	10	0.0%
	11	0.0%
	12	0.0%
Minimum	13	0.0%

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The table below illustrates potential payouts for Performance-Based Net Debt and Emissions Performance for grants in February 2022:

Performance Metric	Net Debt(1)	Emissions Performance (EP)
Performance Period	3 years	3 years
Form of Payout	Stock	Stock
Performance basis	Net debt	Scope 1 and Scope 2 Emission Intensity net of offsets on a CO2e/mmcfe basis
Minimum Payout	0%	0%
Performance Resulting in Minimum Payout	Net debt of more than $1.75 billion	EP of more than 0.10
Target Payout	100%	100%
Performance Resulting in Target Payout	Net debt of $1.5 billion	EP of 0.05
Maximum Payout	200%	200%
Performance Resulting in Maximum Payout	Net debt of $1.25 billion	EP lower than 0.025
(1) Net debt is defined as total long-term debt less cash on hand .

Other Compensation

Deferred Compensation Plan

Members of management and our directors are entitled to participate in our deferred compensation plan. Currently we have one active deferred compensation plan (the “Active Deferred Compensation Plan”) and we have a second deferred compensation plan in which participation was frozen at the end of 2004 (the “Frozen Deferred Compensation Plan”). These deferred compensation plans are described in greater detail in the section of this Proxy Statement entitled “Non-Qualified Deferred Compensation Plans.” Under the Active Deferred Compensation Plan, employee participants may defer a dollar amount or percentage amount of their base salary and/or annual bonus. Non-employee directors may defer a dollar amount or percentage of their annual fees and/or their annual equity award. Currently, we match the voluntary deferrals of the employee participants, up to 10% of their base salary. Employee participants can elect to have the match paid in cash or stock (the “Match Award”). The Compensation Committee considers the matching contributions, whether paid in cash or by stock, as additional cash compensation in calculating the total compensation for each NEO. We understand that the matching component of the Active Deferred Compensation Plan is not common among the Peer Group. However, the matching component is a significant component to our compensation practices because we do not provide any pension or retirement benefits other than the 401(k) Plan. In fourth quarter 2017, we implemented a post-retirement benefit plan to assist in providing health care to officers who are active employees and have met certain age and service requirements up until the time they are eligible for Medicare. See “Other Benefits” below for additional information.

In addition, when our NEOs receive Time-Based Restricted Stock Awards as described above, we contribute the awards to the Active Deferred Compensation Plan on our NEOs behalf, and such contributions constitute unvested discretionary contributions. The investment tracking options are described in greater detail in the section of this Proxy Statement entitled “Non-Qualified Deferred Compensation Plans”. Performance Units, when awarded, are not placed into the Active Deferred Compensation Plan.

401(k) Plan

The Company sponsors a 401(k) Plan which is a tax-qualified retirement savings plan pursuant to which all of our full-time and part-time employees are eligible to contribute the lesser of up to 75% of their annual salary or the limit prescribed by law to the 401(k) Plan on a before-tax basis. In addition, participants age 50 or over may contribute additional before-tax amounts up to the annual catch-up contribution limit determined by the IRS and any participant may contribute rollover amounts from certain other qualified plans. Participants may also receive matching contributions, payable in cash, in an amount equal to 100% of their before-tax contributions to the 401(k) Plan up to a maximum matching contribution of 6% of their base salaries and cash bonus. The Company has adopted an auto-enrollment process for new employees which results in the employees participating in the 401(k) plan unless they determine not to participate.

Participants are 100% vested in all contributions to the 401(k) Plan. In addition to the other investment options available under the 401(k) Plan, participants may invest all or a portion of their 401(k) Plan account in our common stock. The 401(k) Plan investment options for 2021 are listed in the section of this Proxy Statement entitled “Non-Qualified Deferred Compensation Plans.”

Other Benefits

We provide certain other limited personal benefits that the Compensation Committee has determined are reasonable and consistent with our overall compensation philosophy. The Compensation Committee believes that these benefits are consistent with those provided to executive officers of our Peer Group companies, are an important retention factor and are in accordance with general compensation practices in our industry. Moreover, the Compensation Committee considers the cost and value of any such benefits as additional cash compensation when calculating the total cash compensation for purposes of determining the performance adjusted amount of long-term equity incentive compensation to award to our NEOs. We offer medical, dental, vision and life insurance and disability benefits to all eligible employees. We also provide our NEOs with the following benefits: (i) supplemental disability plans and (ii) reimbursement

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for approved spousal travel expenses related to Company business. We only provide club membership dues reimbursement and reimbursement of certain expenses to certain of our executives to the extent such membership dues and expenses are related to the conduct of our business. The Compensation Committee believes these particular benefits help our executives to network and foster relationships in the oil and gas industry and community that are valuable and important to our Company. Any executive must reimburse us for any personal club use or use by a member of his family.

Effective fourth quarter 2017 to facilitate an orderly management succession process, we implemented a post-retirement benefit plan to assist in providing health care to officers who are active employees (including their spouses) and have met certain age and service requirements. These benefits are not funded in advance and are provided up to age 65 or on the date they become eligible for Medicare, subject to various cost-sharing features. In combination with the implementation of this succession plan enhancement, certain officers that qualify for the post-retirement benefit plan were also immediately vested in all equity grants (excluding any involuntary termination for cause). Effective October 2018, officers who qualify for the new post-retirement health care plan are required to provide reasonable notice of retirement and, since 2019, are fully vested after one year of service following the grant date.

Change in Control Arrangements

There are no employment agreements currently in effect between us and any employee. None of our employees are covered under any general severance plan. In the event an executive terminates employment, any severance benefits payable would be determined by the Compensation Committee at its discretion, unless such termination occurred following a change in control, in which case severance may be payable pursuant to the Range Resources Corporation Amended and Restated Executive Change in Control Severance Benefit Plan (the “Management CIC Plan”).

The Management CIC Plan was adopted in March 2005. Pursuant to the Management CIC Plan, all our corporate officers and certain other employees selected by the Compensation Committee (the “Management Group”) may be entitled to receive certain payments and benefits if there is a “Change in Control” of the Company and a member of the Management Group is terminated other than for “Cause” or resigns for “Good Reason” within the “Protection Period.” The terms Change in Control, Cause, Good Reason, and Protection Period, as used in the Management CIC Plan, are defined in the section of this Proxy Statement entitled “Potential Payments upon Termination and Change in Control.” If a member of the Management Group is terminated without Cause or resigns for Good Reason within the Protection Period, that participant will receive:

•

a lump sum payment equal to (i) the participant’s “benefit multiple” multiplied by (ii) the sum of (A) the average of the bonuses paid or awarded to the participant for the three prior fiscal years or the individual’s current year target bonus, whichever is higher, plus (B) the participant’s base salary; and

•

for a period of years equal to the participant’s “benefit multiple,” continued participation in any medical, dental, life, disability, and any other insurance arrangement for the participant (and, if applicable, the participant’s spouse and eligible children) in which such person(s) were participating immediately prior to (i) the date of the participant’s termination as determined under the Management CIC Plan, or, if greater, (ii) the occurrence of the Change in Control.

The “benefit multiples” applicable to the NEOs in 2021 were as follows: Mr. Ventura – three; Mr. Scucchi – three; Mr. Degner – three, Mr. Poole – three and Mr. Farquharson - three. In early 2020, based on proxy voting guidelines we received from a large stockholder, the benefit multiples were increased to three times for all Senior Vice Presidents. In addition, any non-vested equity based compensation awards held by each participant vest upon the occurrence of a Change in Control. A more detailed description of these provisions is provided in the section of this Proxy Statement entitled “Potential Payments upon Termination and Change in Control.”

6

COMPENSATION POLICIES AND PRACTICES

Risk Assessment of Compensation Policies and Practices

Although the majority of the executive compensation program pay is performance-based, the Compensation Committee believes the program does not encourage unnecessary or excessive risk-taking. The Compensation Committee believes that any potential risk of the executive compensation program influencing behavior that could be inconsistent with the overall interests of Range and its stockholders is mitigated by several factors, including:

•

Program elements use both annual and longer-term performance periods;

•

Use of a transparent, external performance metric, TSR, for a large portion of the long-term incentive program opportunity for the CEO, CFO and COO;

•

Relative nature of the TSR performance measure, which minimizes the impact that volatile commodity prices have on Range’s TSR award;

•

Forfeiture and recoupment provisions for awards in the event of violations of Range’s Code of Business Conduct;

•

Payouts of long-term incentive awards that are 100% in stock rather than cash; and

•

Meaningful stock ownership guidelines for executives that encourage a long-term perspective.

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Impact of Prior Equity Awards on Current Awards – No Repricing or Cash Buyouts

Each year, the Compensation Committee grants long-term equity incentive awards based on the prior year’s relative performance of the Company to the Peer Group and generally applies a three-year vesting to such awards for retention purposes. Because the equity grants are determined annually based on the Company’s actual performance for the year for which the compensation is being paid, the Compensation Committee does not feel it is appropriate to consider past awards and adjust compensation (including long-term equity awards). Likewise, the Committee has a practice that it does not compensate employees with additional amounts of pay if the value of prior grants of long-term equity awards is lower than valued at the time of the grant, thus the Committee does not re-price equity awards or pay cash buy outs for equity awards that are not “in the money.” In this way, the Committee believes that the actual performance of the Company directly affects the employee’s compensation actually received from the equity award. The Committee’s philosophy in this regard is the same with the use of Performance Units, including the fact that such awards are intentionally designed such that the payout varies between 0% to 200% of the number of shares initially awarded.

Tax Deductibility of Compensation

The Tax Cuts and Jobs Act of 2017 that was signed into law in December 2017, expands the definition of what types of compensation are subject to the $1,000,000 limitation under Section 162(m) to include performance-based compensation and includes the CFO as a covered employee. In addition, the new rule expands the definition of a “covered employee” to include any individuals who have previously been a covered employee for any years after December 31, 2016. Thus, once an individual is identified as one of the top 5 covered employees, the $1,000,000 deduction limitation applies to compensation paid to that individual, even after the individual no longer holds that position or has separated from service.

Financial Restatement/Clawback Policy

The Board of Directors’ policy is that the Compensation Committee, to the extent permitted by governing law, retains the sole and absolute authority to make retroactive adjustments to any cash or equity-based incentive compensation paid to our executives where the payment of such amounts was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement. Where applicable, we will seek to recover (or “clawback”) any amount determined to have been inappropriately received by an individual.

Grant Timing

The Compensation Committee does not time, nor has the Compensation Committee in the past timed, equity grants in coordination with the release of material non-public information. Instead, we grant equity at the time or times dictated by our normal compensation process as developed by the Compensation Committee.

None of our employees have attempted to time long-term equity incentive award grants by making grant recommendations to the Compensation Committee. Certain executives are authorized to make requests to the Compensation Committee regarding awards for new personnel as part of the hiring process, to existing employees who are promoted or where market conditions could reduce our ability to retain key employees. However, these are market driven occurrences and not timing issues, and such executives only provide recommendations that may or may not be approved by the Compensation Committee.

Stock Ownership Requirements for Executive Officers

Each officer listed below is expected to own a number of our shares with a value that is a multiple of the officer’s current base salary:

Position	Multiple
Chief Executive Officer	5.0 x base salary
Senior Vice President	3.0 x base salary

Unless the officer has achieved the required level of share ownership, the officer is required to retain an amount equal to 50% of the net shares received as a result of any equity awards granted to the officer by the Company until he or she is in compliance with the stock ownership policy. An officer must continue to retain shares in the amount required for as long as the officer is subject to the policy. As of the date of this proxy statement, all of the senior officers satisfy the ownership requirement. The requirement to retain 50% was established to allow limited sales as necessary to satisfy tax withholding obligations.

Trading in the Company’s Stock Derivatives and Pledging Limitation

It is our policy that directors and all officers, including our NEOs, may not purchase or sell options on our common stock, nor engage in short sales with respect to our common stock. Trading by officers and directors in puts, calls, straddles, equity swaps or other derivative securities that are directly linked to our common stock is also prohibited.

Pledging of Company equity to secure any new credit is prohibited. As of the date of this proxy statement, no NEOs or directors have any pledged Company equity.

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Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with our management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectively submitted by the Compensation Committee of the Board of Directors.

Steve D. Gray, Chair
James M. Funk
Greg G. Maxwell

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EXECUTIVE COMPENSATION TABLES

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Summary Compensation Table

The following table summarizes total compensation for each NEO for the years shown:

Name and Principal Position	Year	Salary(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
(a)	(b)	(c)	(e)	(g)	(i)	(j)
Jeffrey L. Ventura President & CEO	2021	$925,000	$4,799,996	$1,665,000	$152,958	$7,542,954
	2020	$960,577	$3,922,995	$1,665,000	$156,216	$6,704,788
	2019	$925,000	$5,749,992	$1,652,216	$57,312	$8,384,520
Mark S. Scucchi SVP & CFO	2021	$475,000	$2,299,992	$712,500	$76,328	$3,563,820
	2020	$488,654	$2,051,999	$712,500	$75,319	$3,328,472
	2019	$430,385	$2,199,991	$466,193	$67,136	$3,163,705
Dennis L. Degner SVP & COO	2021	$475,000	$2,279,984	$712,500	$78,738	$3,546,222
	2020	$488,654	$2,279,996	$712,500	$77,016	$3,558,166
	2019	$410,000	$1,300,002	$466,193	$66,421	$2,242,616
David P. Poole SVP	2021	$450,000	$1,500,001	$506,250	$80,970	$2,537,221
	2020	$463,269	$1,368,000	$506,250	$79,861	$2,417,380
	2019	$411,077	$1,815,071	$444,759	$70,519	$2,741,426
Alan W. Farquharson SVP	2021	$376,000	$900,002	$423,000	$68,855	$1,767,857
	2020	$390,462	$835,999	$423,000	$69,465	$1,718,926
	2019	$373,462	$1,101,727	$402,962	$66,205	$1,944,356
(1)

For 2020, salary payments include cash payments for 27 weeks versus 26 weeks in 2019 and 2021.

(2)

This column reflects the aggregate fair values calculated in accordance with generally accepted accounting principles in the United States regarding stock compensation, without taking into account estimated forfeitures and does not reflect the actual value that may be recognized by each NEO. Restricted stock generally will vest according to the following schedule: 30% after year one, 60% after year two and 100% after year three. Starting with restricted stock grants in 2021, vesting is at the end of three years. Performance restricted stock generally will vest three years after the date of grant upon our achievement of certain criteria including total stockholder return relative to a pre-determined peer group and certain internally developed performance metrics. Performance restricted stock is valued assuming a target number of shares would be issued. If our achievement of the defined criteria resulted in 200% of the award being paid, the grant date fair value for 2021 would have been as follows: Mr. Ventura ($7,679,988); Mr. Scucchi ($3,679,984); Mr. Degner ($3,647,967); Mr. Poole ($1,500,001) and Mr. Farquharson ($900,002). See grants of Plan-Based Awards table for more information. As of the fourth quarter 2021, Mr. Scucchi and Mr. Degner do not qualify for our post-retirement health care benefit plan.

(3)

The amounts shown as “Non-Equity Incentive Plan Compensation” are equal to the cash incentive awards granted by the Compensation Committee for each of our NEOs performance for the applicable calendar year. While these awards are based on performance criteria established by the Compensation Committee, the actual amounts awarded are not determined until early in the year following the calendar year being evaluated. These amounts were accrued during the calendar year being evaluated on an estimated basis and then adjusted to reflect the actual amounts awarded. The cash incentive awards were determined and paid in accordance with our Amended and Restated 2019 Equity Plan.

(4) The following table describes each component of the “All Other Compensation” column for 2021 in the Summary Compensation Table above.
	Active Deferred Compensation Plan Match	401(k) Plan Match	Executive Disability Premium	Total
Jeffrey L. Ventura	$92,500	$17,400	$43,058	$152,958
Mark S. Scucchi	$47,500	$17,400	$11,428	$76,328
Dennis L. Degner	$47,500	$17,400	$13,838	$78,738
David P. Poole	$45,000	$17,400	$18,570	$80,970
Alan W. Farquharson	$37,600	$17,400	$13,855	$68,855

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CEO Pay Ratio of 46 to 1

Pursuant to Item 402(u) of Regulation S-K, we have prepared a comparison of the annual total compensation of Mr. Ventura, our Chief Executive Officer and President, for fiscal year 2021 to the median of annual total compensation of all other Company employees for the same period.

We identified the median employee for this review by examining the 2021 annual total compensation for all employees, excluding our Chief Executive Officer, who were employed by us on December 31, 2021 because it allowed us to make the identification in a reasonably efficient manner. We included all employees, whether employed on a full-time, part-time, or seasonal basis. For this purpose and using reasonable estimates, the calculation of annual total compensation of all employees, excluding our Chief Executive Officer, was determined by using the wages and compensation similar to the salary components used to determine Mr. Ventura’s total compensation. We chose this method because it is readily available in our existing payroll system, it is determined on a consistent basis for each employee, and because we believe it is a reasonable proxy for total compensation for purposes of determining the median employee. We annualized the compensation for any employee that was not employed by us for all of 2021. For the total annual compensation of our Chief Executive Officer, we used the “Total Compensation” shown for Mr. Ventura in the “Summary Compensation Table” on page 53 of this Proxy Statement.

Following our review, we have determined that for 2021:

•

the median of the annual total compensation of all employees of the Company (other than our Chief Executive Officer) was $165,000;

•

the annual total compensation of our Chief Executive Officer, as reported in the Summary Compensation Table above was $7.5 million; and

•

as a result, we estimate Mr. Ventura’s 2021 annual total compensation was approximately 46 times that of our median employee.

The above determination is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their comparison to the ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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■

Grants of Plan-Based Awards in 2021

The table below shows the plan-based awards granted by the Compensation Committee to the NEOs in 2021. The awards are abbreviated in the table as follows: (i) Annual Cash Incentive Award (ACI); (ii) Matching Award (MA); (iii) Time-Based Restricted Stock (RS); and (iv) Performance-Based Awards (PBA).

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: # of Shares of Stock or Units		Grant Date Fair Value of Stock and Option Awards(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(l)
Jeffrey L. Ventura
ACI		$555,000	$1,110,000	$2,220,000
MA	02/12/21							—	(3)	92,500
RS	02/02/21							206,897	(5)	$1,920,004
PBA	02/02/21				—	269,639	539,278			$2,879,992
Mark S. Scucchi
ACI		$237,500	$475,000	$950,000
MA	03/26/21							—	(3)	$10,962
MA	06/18/21							—	(3)	$10,962
MA	09/24/21							—	(3)	$12,788
MA	12/31/21							—	(3)	$12,788
RS	02/02/21							99,138	(5)	$920,001
PBA	02/02/21				—	129,201	258,402			$1,379,991
Dennis L. Degner
ACI		$237,500	$475,000	$950,000
MA	03/26/21							—	(3)	$10,962
MA	06/18/21							—	(3)	$10,962
MA	09/24/21							—	(3)	$12,788
MA	12/31/21							—	(3)	$12,788
RS	02/02/21							98,276	(5)	$912,001
PBA	02/02/21				—	128,078	256,156			$1,367,983
David P. Poole
ACI		$168,750	$337,500	$675,000
MA	02/12/21							4,849	(3)	$45,000
RS	02/02/21							161,638	(5)	$1,500,001
Alan W. Farquharson
ACI		$141,000	$282,000	$564,000
MA	02/12/21							4,052	(3)	$37,600
RS	02/02/21							96,983	(5)	$900,002
(1)

The Threshold, Target and Maximum dollar amounts for the ACI are shown in columns (c), (d) and (e), respectively, for 2021. The actual Annual Incentive Awards paid under our equity plan and applicable to the 2021 performance period were determined by the Compensation Committee in February 2022. These awards are disclosed as “Non-Equity Incentive Plan Compensation” in column (g) of the Summary Compensation Table for 2021 compensation. The estimated payout amounts reflected in the Grants of Plan-Based Awards Table reflect the amounts that could be paid under the Compensation Committee approved payout ranges for 2021 performance, subject to any changes in salaries of our NEOs. For a detailed description of the performance criteria associated with the Annual Cash Incentives please see the section of this Proxy Statement entitled “Compensation Discussion and Analysis — Elements of Executive Compensation.”

(2)

Performance Units will be paid on 02/02/24 if specified performance goals are met. For a detailed description of our performance shares please see the section of this Proxy Statement entitled “Compensation Discussion and Analysis-Elements of Executive Compensation”.

(3)

These awards are cash or shares of our common stock granted as Matching Awards. The dollar value of Matching Awards granted to each of our NEOs is included in the Summary Compensation Table under column (i) as “All Other Compensation.” When these awards were granted in February 2021, the closing price of our common stock was $9.28. For a detailed description of matching contributions to our Active Deferred Compensation Plan (which may be paid in cash or stock, at the election of our participating employees) see the section of this Proxy Statement entitled “Non-Qualified Deferred Compensation Plans.” Mr. Ventura, Mr. Scucchi and Mr. Degner chose cash for their matching awards in 2021.

(4)

The grant date fair value are determined in accordance with current accounting guidance. The Time-Based Restricted Stock Awards set forth in the Grants of Plan-Based Awards Table are valued at the closing price of our common stock on the date such awards were approved by the Compensation Committee. PBAs where the performance condition is based on market conditions are valued using a Monte Carlo simulation and assumes a target payout. The Monte Carlo model utilizes multiple input variables that determine the probability of satisfying the market condition stipulated in the award. PBAs where the performance condition is based on internal performance metrics is based on the market value of our common stock on the date of grant and assumes a target payout.

(5)

When RS Awards were granted on February 2, 2021, the closing price of our common stock was $9.28. For a detailed description of RS Awards granted on February 2, 2021 see the section of this Proxy Statement entitled “Compensation Discussion and Analysis – Elements of Executive Compensation.”

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During 2021, the Compensation Committee granted the following Time-Based Restricted Stock Awards and Performance-Based Restricted Stock Awards to our NEOs:

	Time-Based Restricted Stock Awards				Performance-Based Restricted Stock
	Date	Fair Value per Share	Shares Granted	Grant Date Fair Value	Date	Grant Price	Fair Value per Share	Shares Granted	Grant Date Fair Value
Jeffrey L. Ventura	02/02/21	$9.28	206,897	$1,920,004	02/02/21	$9.28	$12.58	269,639	$2,879,992
Mark S. Scucchi	02/02/21	$9.28	99,138	$920,001	02/02/21	$9.28	$12.58	129,201	$1,379,991
Dennis L. Degner	02/02/21	$9.28	98,276	$912,001	02/02/21	$9.28	$12.58	128,078	$1,367,983
David P. Poole	02/02/21	$9.28	161,638	$1,500,001	02/02/21	$9.28	$12.58	-	$-
Alan W. Farquharson	02/02/21	$9.28	96,983	$900,002	02/02/21	$9.28	$12.58	-	$-
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Outstanding Equity Awards at 2021 Fiscal Year-End

The table below reflects each of our NEOs unvested equity grants or long-term equity grants where the performance condition has not been met as of December 31, 2021 on an individual award basis. The market values of “Stock Awards” in column (h) and (j) were determined using the closing price of $17.83 of our common stock on December 31, 2021. Columns (b),(c),(d),(e),and (f) have been deleted from the SEC-prescribed table format because we did not have any such awards outstanding as of December 31, 2021.

Name	Stock Awards(2)
	Number of Shares or Units of Stock That Have Not Vested#		Market Value of Shares or Units of Stock that Have Not Vested$(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested #(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested $(2)
(a)	(g)		(h)	(i)	(j)
Jeffrey L. Ventura	206,897	(A)(3)	$3,688,974	269,763	$4,809,874
				517,191	9,221,516
				269,639	4,807,663
TOTAL	206,897		$3,688,974	1,056,593	$18,839,053
Mark S. Scucchi	34,109	(A)(4)	$608,163	103,213	$1,840,288
	190,252	(A)(5)	3,392,193	303,366	5,409,015
				129,201	2,303,654
	99,138	(A)(6)	1,767,631
TOTAL	323,499		$5,767,987	535,780	$9,552,957
Dennis L. Degner	30,233	(A)(4)	$539,054	40,660	$724,968
	971	(M)	17,313	337,074	6,010,029
	211,391	(A)(5)	3,769,102	128,078	2,283,631
	3,161	(M)	56,361
	98,276	(A)(6)	1,752,261
TOTAL	344,032		$6,134,091	505,812	$9,018,628
David P. Poole	161,638	(A)(3)	$2,882,006	56,769	$1,012,191
TOTAL	161,638		$2,882,006	56,769	$1,012,191
Alan W. Farquharson	96,983	(A)(3)	$1,729,207	34,459	$614,404
TOTAL	96,983		$1,729,207	34,459	$614,404
(1)

Annual Stock Awards (designated as “A” in the table), generally vest over a three-year period at the rate of 30% over each of the first two years and 40% over the third year. Beginning in 2021, vesting is at the end of three years. We made one grant of Annual Stock to each Named Executive Officer in 2019, 2020 and 2021. Annual Stock Awards are listed in chronological order as granted. Matching Stock Awards (designated as “M” in the table) vest ratably over a three-year period beginning with the year such awards were contributed to our deferred compensation plan. Matching Stock Awards are listed in chronological order for the matches made in 2020 and 2021. Mr. Ventura, Mr. Scucchi and Mr. Degner chose to receive their Matching Stock Awards in 2021 in cash. The treatment of these awards upon a change in control and certain employment termination events is described below under “Potential Payments Upon Termination and Change in Control.”

(2)

Performance-based restricted stock that will be issued subject to the achievement of certain levels of total shareholder return or internal performance metrics. The amounts shown assume a target payout and are listed in chronological order as granted in 2019, 2020 and 2021.

(3)

Annual Stock Award vested on February 2, 2022 based on their retirement eligible status (see further discussion below).

(4)

Vested on March 7, 2022.

(5)

30% of Annual Stock Awards vested on February 4, 2022 and 40% vests on February 4, 2023.

(6)

100% of Annual Stock Awards vests on February 2, 2024.

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As of December 31, 2021, the Time-Based Restricted Stock granted to certain of our NEOs in 2021 has a one year vesting requirement because the NEO qualified, based on age and years of service, for our post-retirement benefit plan which was intended to improve our management succession plan. Performance-Based Restricted Stock grants continue to be reported in the Outstanding Equity Awards table above because the performance condition has not been satisfied. However, if an NEO is terminated involuntarily for cause, the Time-Based Restricted Stock would be forfeited by him.

■

Option Exercises and Stock Vested in 2021

The following table reflects information about the value realized by the NEOs on option award exercises and restricted stock vesting during 2021.

Name	Option Awards(1)		Stock Awards(2)
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
(a)	(b)	(c)	(d)	(e)
Jeffrey L. Ventura	—	$—	871,412	$8,568,094
Mark S. Scucchi	—	$—	126,035	$1,220,580
Dennis L. Degner	—	$—	168,885	$1,717,097
David P. Poole	—	$—	517,448	$3,176,421
Alan W. Farquharson	—	$—	329,183	$4,950,691
(1)

There were no option awards exercised in 2021.

(2)

The “Stock Awards” included in the vesting amounts shown in this table for Mr. Scucchi and Mr. Degner represent Time-Based Restricted Stock Awards granted during 2018 through 2020, Matching Awards for 2019 through 2021 and Performance-Based Restricted Stock granted during 2018. Mr. Ventura’s, Mr. Poole’s and Mr. Farquharson’s vesting amounts represent Time-Based Restricted Stock awards granted during 2020, Matching Awards for 2021 which vested at the end of 2021 and Peformance-Based Restricted Stock granted in 2018. Because the Summary Compensation Table reflects the entire value of the “Stock Awards” instead of over the period of time when such awards vest, a significant portion of the dollar amounts shown as realized on vesting is duplicative of the amounts that are shown in the Summary Compensation Table for different periods of time. The value realized upon vesting that is reported above was calculated by multiplying the number of shares that vested during 2021 by the closing price of our common stock on the applicable vesting date.

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■

Non-Qualified Deferred Compensation Plans

Generally, our NEOs elect at the time they make their compensation deferrals into the deferred compensation plan whether to receive our matching contribution under such plan in cash or in the form of our common stock. Matching contributions up to 10% of our NEOs base salary paid during the calendar year generally vest over a three-year period, commencing with the year the matching contribution is made. Separate deferral elections may be made with respect to our NEOs bonus and salary. To the extent that our NEOs elected to receive a Matching Award, vesting of the Matching Award for 2019 through 2021 is reflected as to each respective NEO in the “Options Exercised and Stock Vested” table above. If our NEO qualifies for our post-retirement benefit plan, their Matching Award is vested at the end of the year granted.

All such Time-Based Restricted Stock and Matching Awards are automatically contributed as discretionary contributions to our Active Deferred Compensation Plan. Therefore, upon the vesting of any such awards, any appreciation or depreciation in value that would otherwise be realized is deferred under the terms of the Active Deferred Compensation Plan and will be distributed pursuant to the terms of the Active Deferred Compensation Plan as described below.

The Compensation Committee may elect to make discretionary contributions to the Active Deferred Compensation Plan on behalf of our NEOs. These contributions may be made in the form of the matching contributions described above. Any such discretionary contributions generally will be subject to vesting and any other terms specified by the Compensation Committee. Matching contributions generally will vest on a class-year basis over a three-year period at the rate of 33-1/3% each year, commencing with the year in which the contribution is made unless a different vesting schedule is determined by the Compensation Committee. Beginning in 2021, vesting will occur at the end of the third year from when the match was awarded. In addition, our NEOs will become fully vested in the matching contributions upon death or disability (as defined in the Active Deferred Compensation Plan). Our NEOs will forfeit all discretionary or matching contributions, irrespective of the attainment of age 65, disability or death, if their employment with the Company terminates for gross misconduct or if they engage in unlawful business competition with the Company. As of December 31, 2021, all of our NEOs except Mr. Scucchi and Mr. Degner have a one year vesting requirement.

Amounts contributed to the deferred compensation plans and earnings thereon are contributed to a rabbi trust, which is a grantor trust the assets of which may only be used to pay benefits under the deferred compensation plans or to satisfy the claims of our creditors in the event of our insolvency. Thus, we have set aside the assets to fund the benefits payable under the deferred compensation plans. Our NEOs are entitled to direct the benchmark for returns on their deferred compensation generally in similar investment funds as are offered under our 401(k) Plan. However, Time-Based Restricted Stock Awards and Matching Awards may not be transferred out of our common stock until vesting of such awards.

Benefits under the Active Deferred Compensation Plan will be paid at the time and form as previously specified by our NEOs in accordance with the requirements of Section 409A of the Code. Such amounts may be paid in the form of a single lump sum payment or annual installments over a period of up to 10 years. Time-Based Restricted Stock Awards and Matching Awards contributed to the Active Deferred Compensation Plan may be paid in shares of our common stock, with fractional shares in cash at the discretion of the Compensation Committee. Each of our NEOs may change the time and/or form of payment, by making an election with the plan administrator at least one year before the date his/her Active Deferred Compensation Plan accounts would be paid in accordance with the requirements of Section 409A of the Code. Any such subsequent deferral election must delay our NEOs’ benefit commencement date by at least five years. In addition, the Active Deferred Compensation Plan permits our NEOs to obtain an earlier distribution in the event of “Hardship,” as defined under the Active Deferred Compensation Plan.

The accompanying table reflects the activity during the 2021 calendar year for each of our NEOs for the Frozen Deferred Compensation Plan shown as “F” in the table and the Active Deferred Compensation Plan shown as “A” in the table.

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NON-QUALIFIED DEFERRED COMPENSATION

Name		Registrant Contributions in Last FY(1)		Aggregate Earnings in Last FY(2)		Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
	Plan	(c)		(d)		(e)	(f)
Jeffrey L. Ventura	A	$1,920,004	(5)	$148,332	(3)	$—	$—
	A	92,500	(6)	16,235,070	(4)	(4,789,920)	—
TOTAL		$2,012,504		$16,383,402		$(4,789,920)	$24,026,243
Mark S. Scucchi	A	$920,001	(5)	$64	(3)	$—	$—
	A	47,500	(6)	5,043,425	(4)	(427,284)	—
TOTAL		$967,501		$5,043,489		$(427,284)	$8,415,807
Dennis L. Degner	A	$912,001	(5)	$25,463	(3)	$—	$—
	A	47,500	(6)	5,536,527	(4)	(630,275)	—
TOTAL		$959,501		$5,561,990		$(630,275)	$9,017,999
David P. Poole	A	$1,500,001	(5)	$78,436	(3)	$—	$—
	A	45,000	(6)	8,329,927	(4)	(518,178)	—
TOTAL		$1,545,001		$8,408,363		$(518,178)	$14,030,143
Alan W. Farquharson	F	$—		$190,732	(3)	$—	$—
	F	—		41,063	(4)	(735,465)	—
	A	900,002	(5)	66,151	(3)	—	—
	A	37,600	(6)	5,985,985	(4)	(706,332)	—
TOTAL		$937,602		$6,283,931		$(1,441,797)	$9,952,296
(1)

Column (c) reflects the value of our common stock contributed by us as Time-Based Restricted Stock Awards and Matching Awards. Matching Awards can be cash or common stock.

(2)

The earnings/(losses) from each of our NEOs’ deferred compensation plan account shown in column (d) represents the cash earnings or appreciation/depreciation in market value from the investment funds and our common stock which our NEOs invest in under the deferred compensation plans. Because our NEOs’ deferred compensation plan accounts have significant investments in our common stock, the plan earnings each year for each of our NEOs are significantly impacted by the change in our common stock price during that period. The amounts of the appreciation or depreciation in our common stock held in the Frozen and Active Deferred Compensation Plan accounts for each NEO is segregated in the table for reference purposes.

(3)

Earnings/(losses) from appreciation/depreciation in market value, dividends and interest from mutual funds selected by each of our NEOs.

(4)

These amounts reflect appreciation in the value of our common stock held in the Frozen and Active Deferred Compensation Plan accounts. As of December 31, 2021, the following numbers of shares of our common stock were held in our NEOs’ deferred compensation plan accounts – 1,293,884 shares by Mr. Ventura; 456,199 shares by Mr. Scucchi; 492,848 shares by Mr. Degner; 762,722 shares by Mr. Poole; and 536,811 shares by Mr. Farquharson.

(5)

These amounts reflect the grant date fair value of Time-Based Restricted Stock Awards determined in accordance with current accounting guidance. The Compensation Committee grants these awards each year to our NEOs. Such awards are contributed to each of our NEOs accounts in the Active Deferred Compensation Plan. These awards generally vest at the end of three years. As of the end of 2021, Mr. Ventura, Mr. Poole and Mr. Farquharson qualified for our post-retirement health care benefit and therefore, have a one year vesting requirement.

(6)

Generally, our NEOs elect, at the time they make their compensation deferral elections under the Active Deferred Compensation Plan for the coming calendar year, whether to receive their matching contribution under such plan in cash or in the form of our common stock. During 2021, all our NEOs elected Matching Awards. The dollar equivalent value of the Matching Awards is shown in column (c) of the table. Matching Awards generally vest ratably over a three-year period beginning with the year such awards were contributed to our deferred compensation plan. These amounts are shown in column (l) of the Grants of Plan-Based Awards Table and are included as “All Other Compensation” in the Summary Compensation Table. As of the end of 2021, certain of our NEOs qualified for our post-retirement health care benefit and therefore, have a one year vesting requirement.

Voluntary contributions to our deferred compensation plans by our NEOs from salary, bonus and cash incentive awards from prior years have been reported in the Summary Compensation Tables for such prior years. Mr. Ventura began participating in 2003, Mr. Poole in 2008, Mr. Scucchi in 2012, Mr. Degner in 2014 and Mr. Farquharson in 1999.

In the Non-Qualified Deferred Compensation Table, Time-Based Restricted Stock Awards granted during 2021 are valued at the grant value fair value in accordance with current accounting guidance. Matching Awards are reflected in the Summary Compensation Table (as “All Other Compensation”) during the year such awards are contributed to our deferred compensation plan, although such awards may be subject to future vesting.

The table below shows the investment funds available under our 401(k) Plan and our deferred compensation plans (other than our common stock) and their annual rate of return for the calendar year ended December 31, 2021, as reported by the administrator of the plans.

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Investment Fund	Rate of Return
	401(k) Plan	Deferred Compensation Plan
American Beacon Small Cap Value – Institutional	28.15%	—
BlackRock Global Allocation Fund, Inc. – Institutional Class	6.82%	—
DWS RREEF Real Estate Securities Fund	43.12%	—
Goldman Sachs Emerging Market Equity Insights Fund	1.24%	—
J Hancock Disciplined Value Mid Cap I Fund	27.05%	—
Janus Enterprise Fund Class T	17.50%	—
MFS Growth Fund Class R4	23.76%	—
MFS International Diversification Fund Class R4	7.18%	—
PIMCO International Bond Fund	(1.67)%	—
PIMCO Income Fund Institutional Class	2.61%	2.61%
PIMCO Real Return Fund – Institutional Class	5.67%	5.67%
PGIM Total Return Bond Fund Class R6	(1.46)%	—
T. Rowe Price International Discovery Fund	7.41%	7.41%
T. Rowe Price New Era Fund	25.51%	—
T. Rowe Price Retirement Balance Investor	8.4%	—
T. Rowe Price Retirement 2005 Fund	8.12%	—
T. Rowe Price Retirement 2010 Fund	8.87%	—
T. Rowe Price Retirement 2015 Fund	9.59%	—
T. Rowe Price Retirement 2020 Fund	10.44%	—
T. Rowe Price Retirement 2025 Fund	11.89%	—
T. Rowe Price Retirement 2030 Fund	13.58%	—
T. Rowe Price Retirement 2035 Fund	15.16%	—
T. Rowe Price Retirement 2040 Fund	16.44%	—
T. Rowe Price Retirement 2045 Fund	17.34%	—
T. Rowe Price Retirement 2050 Fund	17.47%	—
T. Rowe Price Retirement 2055 Fund	17.48%	—
T. Rowe Price Retirement 2060 Fund	17.47%	—
T. Rowe Price Retirement 2065 Fund	18.42%	—
T. Rowe Price Stable Value Fund	1.85%	—
Vanguard Equity Income Investor Shares	25.64%	25.64%
Vanguard Institutional Index	28.67%	—
Vanguard Mid-Cap Index Admiral	24.51%	24.51%
Vanguard REIT Index Admiral	40.40%	—
Vanguard Small Cap Index Admiral	17.73%	17.73%
Vanguard Total International Stock Index Admiral	8.62%	8.62%
Vanguard Total Bond Index Admiral	(1.67)%	—
BlackRock Liquidity Fed Fund		0.03%
BlackRock Global Allocation Fund Investor A	—	6.73%
BlackRock Fed Fund Institutional	—	0.38%
Calamos Growth & Income Fund – Class A	—	21.42%
Cohen & Steers Real Estate Securities Fund	—	42.19%
Diamond Hill Large Cap Fund	—	25.89%
First Eagle Gold A	—	(7.52)%
Goldman Sachs Emerging Markets Equity Insights A	—	1.23%
Guggenheim Total Return Bond Fund	—	(0.14)%
J. Hancock Disciplined Value Mid Cap A Fund	—	27.05%
Janus Henderson Enterprise Fund	—	17.22%
Nuveen Small Corp Value Fund Class R6	—	35.56%
Invesco Oppenheimer Global Fund Class R6	—	15.78%
PIMCO International Bond Fund Class Small	—	(1.67)%
Schwab International Core Energy Equity Fund	—	11.01%
T. Rowe Price Institutional Large-Cap Growth	—	23.18%
T. Rowe Price Q M U.S. Small-Cap Growth Equity Fund –I Class	—	11.47%
Vanguard 500 Index FD Admiral	—	28.66%

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Potential Payments upon Termination and Change in Control

There are no employment agreements currently in effect between us and any of our NEOs. Our NEOs are not covered under any general severance plan. In the event any NEOs terminates employment, any severance benefits payable would be determined by the Compensation Committee in its discretion, unless termination occurred following a Change in Control, in which case severance may be payable pursuant to our Management CIC Plan.

Under the Management CIC Plan members of our Management Group, including our NEOs, may be entitled to receive certain payments and benefits if there is a Change in Control and a member of the Management Group is terminated other than for Cause or resigns for Good Reason (each an “Involuntary Termination” with individual terms defined below). These potential severance payments are considered “double-trigger” change in control arrangements, as a termination alone, or a Change in Control alone, will not result in severance payments becoming due; the termination of employment and the Change in Control event must occur together prior to amounts becoming due under the Management CIC Plan. Specifically under our Management CIC Plan, if a member of our Management Group leaves the Company as a result of an Involuntary Termination during the Protection Period, the participant will receive (a) a lump sum cash payment equal to (i) such person’s Benefit Multiple (which is set forth in the table below with respect to our NEOs) multiplied by (ii) the sum of (A) the participant’s Base Salary (as defined below) plus (B) the participant’s Bonus (collectively, the “Cash Payment”), and (b) for a period of years equal to the participant’s Benefit Multiple (but not beyond the end of the second calendar year following the year in which the Involuntary Termination occurred), continued participation in any medical, dental, life, disability or any other insurance arrangement for the benefit of the participant (and his/her spouse and eligible children, if applicable) in which such person(s) were participating immediately prior to the date of the participant’s Involuntary Termination, or, if greater, the occurrence of the Change in Control (the “Continued Benefits”).

The Cash Payment will be paid as soon as practicable following a member of our Management Group’s termination, and in all events not later than March 15 of the year following the year of termination, unless payment is required to be delayed for six months from the date of termination to prevent additional tax under Section 409A of the Code. Further, the receipt of Continued Benefits is conditioned on the member of our Management Group paying to our Company the same premium amount for such benefits as such participant was required to pay prior to his termination, and the Continued Benefits will be limited and reduced to the extent that comparable coverage that does not result in greater out-of-pocket expenses to such participant is provided or available to such participant. Our Management CIC Plan does not provide for any Cash Payments or Continued Benefits in the event a member of our Management Group is terminated due to death or Disability (as defined below). A discussion of the Benefit Multiple selected for each of our NEOs can be found below.

Our Management CIC Plan also provides that, upon a Change in Control, all non-vested long-term equity incentive awards held by members of our Management Group, including our NEOs, will vest. In addition, any long-term equity-incentive awards that vest and that provide for exercise by the participant will remain exercisable following an Involuntary Termination or any termination due to death or Disability on or after a Change in Control for the lesser of (i) the remaining term of the award or (ii) one year following the latest to occur of (A) the participant’s termination of employment, (B) in the event of a termination of employment in anticipation of a Change in Control, the actual occurrence of or consummation of such Change in Control, or (C) in the event of a Change in Control as a result of approval by the stockholders of our Company of a reorganization, merger, consolidation or other disposition of all or substantially all of our assets or an acquisition of the assets or stock of another corporation, the consummation of such transaction. Following a termination of employment that is not an Involuntary Termination or a termination due to death or disability, other than a termination for Cause, any long-term equity-incentive award that vests and that provides for exercise by the participant will be exercisable for the lesser of (i) the remaining term of the award or (ii) 30 days following such termination of employment. Upon a termination of employment for Cause, any long-term equity-incentive awards will terminate and no longer be exercisable at the time of a final determination that Cause exists.

In connection with the delivery of the Cash Payments under our Management CIC Plan, each member of our Management Group is required to execute and deliver to us a release that generally releases and discharges our Company (and its related entities and agents) from any and all claims (with certain limited exceptions) existing at any time prior to execution of the release. Our Management CIC Plan also contains non-disparagement provisions pursuant to which each member of our Management Group and our Company have agreed not to disparage one another during the term of such person’s employment and thereafter. Violation of the non-disparagement provisions entitles the wronged party to complete relief including injunctive relief, damages, and/or termination or return of payments made under our Management CIC Plan.

The Management CIC Plan also provides for the payment of a tax-gross up to members of our Management Group, including our NEOs, in the event that Change in Control Payments would result in excess parachute payments under Section 280G of the Code. This tax gross-up has been eliminated for employees who become an officer of the Company after November 2014. All of our NEOs were officers of the Company in 2014. Beginning in 2022, the Compensation Commitee made a decision to have a “best net” policy rather than gross-up to the executive to cover excise taxes that may apply in the event of a Change in Control. Under a “best net” policy, in the event that benefit is provided, when aggregated with any other payments or benefits received by the covered executive, would constitute a “parachute payment” and would be subject to excise tax imposed by Section 4999 of the Code, the aggregate benefits will be delivered in full or delivered in a lesser amount that would result in no portion of the aggregate benefits being subject to the excise tax, whichever results in the receipt by the executive of the greatest amount of aggregate benefits on an after-tax basis.

For purposes of our Management CIC Plan, the following terms have been assigned the meanings set forth below:

(i)

“Change in Control” means (A) a person or group of persons becomes the beneficial owner of 35% or more of the then outstanding shares of our common stock or the combined voting

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power of the outstanding securities of our Company that are eligible to vote in the election of our Board of Directors, (B) a majority of the members of our Board of Directors is replaced by directors who were not endorsed by a majority of the board members prior to their appointment, (C) the consummation of a reorganization, merger, consolidation, or other disposition of all or substantially all of our assets or an acquisition of the assets of another corporation, unless, immediately following the consummation of such transaction, (1) the Company’s stockholders immediately prior to such transaction own more than 50% of the company resulting from such transaction and exercise more than 50% of the resulting company’s combined voting power in substantially the same proportions as their ownership of the stock of the Company and the Company’s voting securities immediately prior to such a reorganization, merger, consolidation, or other disposition, (2) no person (other than certain entities related to the Company) or group of persons becomes the beneficial owner of 35% or more of either the outstanding shares of common stock of the Company resulting from such a transaction or the resulting Company’s combined voting power and (3) the individuals who were directors of the Company constitute at least a majority of the resulting company’s board of directors, or (D) a liquidation or dissolution of the Company. In the event a member of our Management Group is terminated without Cause or for Good Reason in anticipation of a Change in Control and a Change in Control actually occurs, a Change in Control shall be deemed to have occurred on the date immediately prior to such person’s termination;

(ii)

“Cause” means (A) an act of dishonesty that constitutes a felony, or (B) an act that results or that is intended to result in gain to or personal enrichment of the member of our Management Group at our expense;

(iii)

“Good Reason” means, without a person’s consent, (A) material diminution of the duties, authority or responsibilities of the person, (B) material reduction of such person’s Base Salary; or, (C) a change in such person’s principal place of employment, without consent, to a location more than 30 miles from the principal place of employment prior to the Change in Control;

(iv)

“Protection Period” means, generally, the period beginning on the date of the occurrence of a Change in Control and ending on the last day of the twelfth full calendar month following the calendar month in which the Change in Control occurred;

(v)

“Base Salary” means the annual gross rate of pay, including vacation and holiday pay, sick leave compensation, and any amounts reduced and contributed to an employee benefit plan of our Company in effect immediately prior to the member’s termination date or the occurrence of the Change in Control, but does not include any bonus, incentive pay, overtime, auto or travel allowance, or any other benefits or special allowances;

(vi)

“Bonus” means the higher of (1) the average annual bonus awards paid to the member of our Management Group for the three prior fiscal years immediately prior to (A) the member’s termination date or, if greater (B) the occurrence of the Change in Control; or (2) the target bonus amount for the year of the occurrence of the Change in Control.

(vii)

“Disability” means a member of our Management Group (A) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of 12 months; or, (B) is, by reason of such a physical or mental impairment, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering our employees.

(viii)

Benefit Multiple. The Compensation Committee determined the “benefit multiple” applicable to the NEOs based on the payment multiples for comparable positions with the companies in the Peer Group. The three times multiple selected for our CEO is the dominant multiple used by members of the Peer Group for comparable positions. Similarly, the “benefit multiples” for our other corporate officers were set at two times. In early 2020, the benefit multiples for senior vice presidents were set at three times.

(ix)

Tax Reimbursement. The Management CIC Plan as adopted included a tax gross up provision which provides for the payment to participants if amounts payable under the Management CIC Plan or payable pursuant to other arrangements between the participant and the Company (the “Change in Control Payments”) would result in excess parachute payments under Section 280G of the Code and entitles the participant to receive an amount equal to (i) any excise tax that would be imposed under Section 4999 of the Code (the “4999 Excise Tax”) with respect to the Change in Control Payments, (ii) federal, state, and local taxes applicable to payment of the 4999 Excise Tax and (iii) any additional 4999 Excise Tax amounts that are assessed by reason of payment of the tax payments. The Committee recognizes that tax gross ups are disfavored and, while the Management CIC Plan has not been revised since December 2008, the Committee re-evaluated whether to limit or eliminate the gross up provision. After consulting with A&M regarding the effect of the change to add performance-based shares as a substantial part of the equity awards to executives and the fact that the use of performance-based shares creates a potential for the senior executives to incur significant 4999 Excise Tax where prior to the use of performance–based shares there would have been no 4999 Excise Tax liability, the Committee determined to eliminate the rights under the gross up provision for any employee who becomes an officer after the Committee’s action. See discussion above for 2022 change to “best net” policy.

The following table reflects the estimated payments due to each of our NEOs as of December 31, 2021, assuming, as applicable, that a Change in Control occurred and each of our NEOs were terminated without Cause effective December 31, 2021. For these purposes, our common stock price was assumed to be $17.83 which was the closing price of our common stock on December 31, 2021. The amounts below have been calculated using assumptions that we believe are reasonable. For purposes of the Section 280G calculation, it is assumed that no amounts will be treated as attributable to reasonable compensation and no value will be attributed to our NEO executing a non-compete agreement. The amount of the 4999 Excise Tax gross-up, if any, will change based upon when the NEO’s employment with our Company is actually terminated because the amount of compensation subject to Section 280G of the Code will change. Any actual payments that may be made pursuant to the arrangements described above are dependent on various factors, which may or may not exist at the time a Change in Control actually occurs and any of our NEOs are actually terminated.

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	Potential Change in Control Payments
	Benefit Multiple	Cash Payments(1)	Value of Accelerated Awards(2)	Value of Benefits(3)	Potential Excise Tax Gross Up(4)	Total
Jeffrey L. Ventura	3X	$7,592,216	$39,311,462	$129,423	3,878,240	$50,911,341
Mark S. Scucchi	3X	$3,039,941	$19,077,413	$81,890	7,458,745	$29,658,019
Dennis L. Degner	3X	$3,003,693	$18,359,830	$87,381	7,188,795	$28,639,699
David P. Poole	3X	$2,719,387	$11,137,182	$97,082	N/A	$13,953,651
Alan W. Farquharson	3X	$2,337,650	$6,825,888	$69,857	N/A	$9,233,395
(1)

Represents cash payments equal to Base Salary and Bonus, determined as of December 31, 2021, multiplied by the applicable Benefit Multiple. Such calculation averages the higher of (1) the prior three bonuses paid as of December 31, 2021 which would be for the years 2018, 2019 and 2020 or (2) the target bonus as of December 31, 2021.

(2)

Represents the value of unvested Time-Based Restricted Stock Awards and Matching Awards granted under any of our benefit plans vesting upon a Change in Control as of December 31, 2021, at the 2021 year end price of the common stock of $17.83. Performance shares based on TSR assumes payout of 171% of target for shares granted in 2019, and 188% of target for shares granted in 2020 and 117% of target for shares granted in 2021. Performance shares based on an internal metrics are assumed to pay out at 117% for shares granted in 2019, 64% for shares granted in 2020 and 100% for shares granted in 2021. These awards are accelerated in connection with a change in control where either the NEO was terminated without cause or is not terminated. Also includes, to the extent applicable, a cash match contribution plan for Mr. Ventura ($147,000), Mr. Scucchi ($64,000) and Mr. Degner ($50,000).

(3)

Represents the value of the continuation of medical, dental, life, disability, and other insurance benefits for a period of one year multiplied by the applicable Benefit Multiple assuming a 5% increase per year terminating at the end of the second calendar year following the year of termination.

(4)

Represents the amount of the 4999 Excise Tax gross-up payment necessary to the extent certain of our NEOs receiving the total Change in Control Payments triggers the golden parachute excise tax provisions. Assumes Mr. Ventura, Mr. Poole and Mr. Farquharson are retirement eligible. See additional discussion on page 61 regarding “best net” policy adopted in 2022.

Our employees who are not covered by our Management CIC Plan (the “Employee Group”) may be entitled to receive certain change in control payments under the Range Resources Corporation Amended and Restated Employee Change in Control Severance Benefit Plan (the “Employee CIC Plan”) upon an involuntary termination of employment by us for other than Cause or if an employee resigns for Good Reason. If any employee in the Employee Group is terminated by us, other than for Cause or resigns for Good Reason, within the Protection Period, the employee will receive a lump sum payment (the “Employee Payment”) equal to one-half of the sum of his or her Base Salary and Bonus. The same definitions used in our Management CIC Plan are used in our Employee CIC Plan.

Our deferred compensation plans do provide for tax gross-up payments in certain limited circumstances. Specifically, a tax gross-up may be payable if all or a portion of a participant’s deferred compensation plan account is paid prior to the date the participant otherwise elected to receive such payment (without the consent of the participant or his or her beneficiary) as a result of (i) the participant’s termination of employment within 24 months of a Change in Control (as defined under Section 409A of the Code), (ii) the amendment of either of our deferred compensation plans in connection with a Change in Control, or (iii) the termination of either of our deferred compensation plans in connection with a Change in Control.

The participant will be entitled to a gross-up with respect to any portion of such payments that are subject to Section 409A of the Code. The balance of the accounts of our NEOs under the Deferred Compensation Plans as of December 31, 2021 is set forth in column (f) of the Non-Qualified Deferred Compensation Table. The calculation of the tax gross-ups assumes, pursuant to the terms of the Deferred Compensation Plans, a 21% federal income tax rate, a 2.35% Medicare tax rate, and 20% in additional taxes under Section 409A of the Code (with respect to amounts accelerated under the Active Deferred Compensation Plan). The potential tax gross-ups for our NEOs with respect to their Active Deferred Compensation Plan accounts (identified by an “A”) with respect to an accelerated distribution as of December 31, 2021, are as follows: Mr. Ventura — $17,614,837(A); Mr. Scucchi — $6,258,304(A); Mr. Degner — $6,700,279(A); Mr. Poole — $10,416,546(A); Mr. Farquharson — $7,325,919(A).

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Other Post-Employment Payments

Upon the death, disability (which definition is the same as the definition under the Management CIC Plan) or retirement of a NEO or any other employee, certain unvested Time-Based Stock Awards and Performance-Based Stock Awards vest under the terms of the award grant. Upon Disability, all employees are covered under a group compensation continuation plan. The group disability coverage provides for compensation continuance of 60% of an employee’s salary and bonus up to a maximum of $180,000 per year until his or her 65th birthday. All of our NEOs are also covered under supplemental individual executive disability policies. Coverage under these supplemental policies provides monthly cash payments until age 65. The executive disability coverage premium is shown as a perquisite in the Summary Compensation Table in column (i) “All Other Compensation.” The following table summarizes the value of the compensation continuation which would be available to each NEO assuming that he became disabled as of December 31, 2021 under the policies currently in effect until he attained the age of 65 years old. The table also summarizes the value of the Time-Based Restricted Stock Awards, Performance-Based Restricted Stock Awards and Matching Awards which would vest upon the death/disability, retirement or involuntary termination assuming that such events occurred on December 31, 2021 based on the value of the Company’s common stock on that date of $17.83. Retirement is defined as age plus years of service totals 65.

	Death/Disability	Normal Retirement(2)	Involuntary Termination
Jeffrey L. Ventura
Time-Based Restricted Stock	$12,816,685	$10,244,637	$10,244,637
Performance-Based Restricted Stock	22,048,237	22,629,182	26,347,545
Disability Payments(1)	1,268,000	—	—
Cash Deferred Compensation Match	147,232	74,350	74,350
Health and Welfare Benefits	—	12,507	—
TOTAL	$36,280,154	$32,960,676	$36,666,532

Mark S. Scucchi
Time-Based Restricted Stock	$5,767,987	$—	$—
Performance-Based Restricted Stock	11,155,237	—	13,245,651
Disability Payments(1)	18,711,000	—	—
Cash Deferred Compensation Match	63,805	—	—
TOTAL	$35,698,029	$—	$13,245,651

Dennis L. Degner
Time-Based Restricted Stock	$6,116,778	$—	$—
Performance-Based Restricted Stock	10,421,795	—	12,193,537
Disability Payments(1)	14,181,750	—	—
Cash Deferred Compensation Match	49,515	—	—
TOTAL	$30,769,839	$—	$12,193,537

David P. Poole
Time-Based Restricted Stock	$9,428,201	$7,358,512	$7,358,512
Performance-Based Restricted Stock	1,301,448	1,708,981	1,708,981
Disability Payments(1)	3,784,410	—	—
Health and Welfare Benefits	—	144,233	—
TOTAL	$14,514,059	$9,211,726	$9,067,493

Alan W. Farquharson
Time-Based Restricted Stock	$5,788,563	$4,532,529	$4,532,529
Performance-Based Restricted Stock	789,957	1,037,325	1,037,325
Disability Payments(1)	449,100	—	—
Health and Welfare Benefits	—	14,181	—
TOTAL	$7,027,620	$5,584,035	$5,569,854
(1)

Represents payments through supplemental disability policies in the event of disability.

(2)

Mr. Scucchi and Mr. Degner are not retirement eligible. Health and Welfare benefit is available for Mr. Ventura, Mr. Poole and Mr. Farquharson until age 65.

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Equity Compensation Plan Information

The following table reflects information regarding equity compensation awards outstanding and available for future grants as of December 31, 2021 and March 25, 2022, segregated between equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders(1):

Plan Category	Date	Number of securities to be issued upon exercise of outstanding options/warrants and rights (a)	Weighted average exercise price of outstanding options/warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in column (a)) (c)
Equity compensation plans approved by security holders	12/31/21	8,438,944(2)	$6.84	7,884,557(4)
	3/25/22	6,910,202(3)	$9.08	6,444,864(4)
Equity compensation plans not approved by security holders(5)	12/31/21	N/A	N/A	N/A
	3/25/22	N/A	N/A	N/A
(1)

Includes shares reserved to be issued pursuant to restricted stock units and performance-based stock awards. Shares for performance-based stock awards are included assuming target payout, but may be paid out at more or lesser amounts, or not at all, according to achievement of performance goals.

(2)

Includes approximately 6.0 million shares related to RSUs and 2.4 million shares representing the target number of performance units that may be earned, assuming the target payout level is achieved.

(3)

Includes approximately 4.9 million shares related to RSUs and 2.0 million shares representing the target number of performance units that may be earned, assuming the target payout level is achieved.

(4)

Reflects shares available for issuance under both the 2019 Plan and the 2005 Plan for awards of restricted stock, restricted stock units and stock-based performance units.

(5)

There are no equity compensation plans, as defined by the NYSE, which have not been approved by our stockholders.

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PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has appointed Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending December 31, 2022 and our internal controls over financial reporting for the same period. Our Board of Directors has ratified the selection. From fiscal years 2003 through 2021, Ernst & Young LLP has served as our independent registered public accounting firm and also provided certain tax and other services. Representatives of Ernst & Young LLP are expected to be present at the 2022 Annual Meeting and will have the opportunity to address the stockholders at the Meeting if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

Required Vote and Recommendation

The affirmative vote of a majority of the shares of our common stock represented at the Meeting in person or by proxy and entitled to vote on the proposal at the meeting is required for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022. Abstentions have the effect of negative votes on this proposal. If the appointment is not ratified, our Audit Committee will consider whether it should select another independent registered public accounting firm.

The Board of Directors recommends a vote FOR Proposal 3

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Report of the Audit Committee

The Audit Committee of our Board of Directors is responsible for engaging our independent registered public accountants and for monitoring the integrity of our consolidated financial statements, our system of internal controls and the independence and performance of our independent registered public accountants. The Audit Committee also reviews internal audit activities, the scope of the audit coverage, the annual financial statements and such other matters with respect to the accounting, auditing and financial reporting practices and procedures as it may find appropriate or as have been brought to its attention. The Audit Committee is composed of three non-employee directors. The Committee operates under a written charter adopted and approved by our Board of Directors. Our Board of Directors, in its business judgment, has determined that all members of the Audit Committee are “independent” as required by the NYSE. Ms. Cline was designated as the “audit committee financial expert” primarily, but not solely, due to her experience as a CFO and prior public accounting experience. In addition, each of the other members of the Audit Committee, namely Ms. Dorman and Mr. Maxwell, also qualify as a “financial expert” under the applicable standards.

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm for 2021, Ernst & Young LLP, is responsible for performing an audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Ernst & Young LLP has been retained as our external auditor since 2003.

The Audit Committee held 6 meetings during 2021. At each meeting, the Committee met with internal audit and the independent auditor with and without management present. The meetings involved the discussion of the audited consolidated financial statements of the year ended December 31, 2020, discussion of our 2021 quarterly consolidated financial statements and various aspects of our internal controls and financial reporting. The meetings were also designed to gain a better understanding of the issues involved in the preparation of the financial statements and facilitate and encourage communication and between the Audit Committee, management and Ernst & Young LLP. The Audit Committee discussed with our independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of its examinations and its evaluations of our internal controls. Subsequent to year-end, the Audit Committee reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2021 with management and Ernst & Young LLP. The Audit Committee also discussed with our independent registered public accounting firm matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of our consolidated financial statements and the matters required to be discussed by Auditing Standard No. 1301, “Communication with Audit Committees.” The independent registered public accounting firm provided to us the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee regarding independence, and the Audit Committee discussed with them its independence from our Company. When considering Ernst & Young LLP’s independence, the Audit Committee considered whether its provision of services to our Company beyond those rendered in connection with its audit and review of the consolidated financial statements was compatible with maintaining its independence. The Audit Committee also reviewed the amount of fees paid to Ernst & Young LLP for audit, audit-related, tax and non-audit services.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent accountants. In connection with this evaluation, the Audit Committee takes into consideration the following factors: management’s perception of expertise and past performance, external data relating to audit quality, independence and appropriateness of fees. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm. The Audit Committee periodically reviews and evaluates the performance of the lead audit partner and ensures the audit partner rotation as required by law. In conjunction with the mandated rotation of the lead audit partner, the Audit Committee is directly involved in the selection of a new lead engagement partner. The Audit Committee reviews and pre-approves the fees of the independent auditor for audit, audit-related, tax and permissible non-audit services. Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities discussed in this report and in the Audit Committee Charter, the Audit Committee recommended to our Board of Directors that our audited consolidated financial statements for the year ended December 31, 2021 be included in our Annual Report on Form 10-K filed with the SEC.

We are seeking our stockholders’ ratification of the appointment of Ernst & Young LLP to audit our financial statements and effectiveness of internal control over financial reporting for 2022 at the Annual Meeting. The Audit Committee and the Board believe the appointment of Ernst & Young LLP as our independent auditor for 2022 is in our best interests and in the best interests of our stockholders.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of auditing or accounting, including in respect of independent registered public accounting firm independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that Ernst & Young LLP is, in fact, “independent.”

This report has been furnished by the members of the Audit Committee.

Brenda A. Cline, Chair
Margaret K. Dorman
Greg G. Maxwell

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Independent Registered Public Accountants

The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending December 31, 2022 and our internal controls over financial reporting. Our stockholders are being asked to ratify the appointment of Ernst & Young LLP at our annual meeting, pursuant to Proposal 3.

Representatives of Ernst & Young LLP are expected to attend our Annual Meeting. Ernst & Young LLP representatives will have an opportunity to make a statement if they desire and are expected to be available to respond to any appropriate questions at our Meeting.

Audit Fees

Our independent registered public accounting firm for 2021 and 2020 was Ernst & Young LLP. The fees billed to us by Ernst & Young LLP are shown in the table below.

	Year Ended December 31,
	2021	2020
Audit Fees	$2,895,546	$2,995,367
Audit Related Fees	-	-
Tax Fees	-	-
TOTAL	$2,895,546	$2,995,367

Audit fees consist of fees billed for professional services rendered for the audit of our annual financial statements and our internal controls over financial reporting, reviews of the financial statements included in our quarterly reports and services that are normally provided in connection with statutory and regulatory filings, including consents and other work associated with debt and equity offerings.

Tax Fees

Tax fees, to the extent incurred, consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include tax assistance regarding federal and state compliance, tax audit defense, mergers and acquisitions.

Pre-Approval Policy and Procedures

The Audit Committee must give prior approval to any management request for any amount or type of service (audit, audit-related and tax services or to the extent permitted by law, non-audit services) our independent registered public accounting firm provides. All audit, audit-related and tax services rendered by Ernst & Young LLP in 2021 were approved by our Audit Committee before Ernst & Young LLP was engaged for such services. No services of any kind were approved pursuant to a waiver permitted pursuant to 17 CFR 210.2-01(c)(7)(i)(C). Consultation and approval of such services for 2021 occurred during the regularly scheduled meetings of the Audit Committee or by other means of communication between management and the Audit Committee.

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PROPOSAL 4

SEEK AUTHORIZATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE AMENDED AND RESTATED 2019 EQUITY-BASED COMPENSATION PLAN

At the 2022 Annual Meeting, our stockholders are being asked to approve an Amended and Restated 2019 Equity-Based Compensation Plan (the “2019 Equity Plan”) that will increase the number of shares of common stock authorized for issuance under the plan from 14,000,000 to 16,500,000 (an increase of 2,500,000 shares). Our Board approved the amendment, subject to stockholder approval at the Annual Meeting.

Required Vote and Recommendation

The affirmative vote of a majority of the shares of our common stock represented at the Meeting in person or by proxy and entitled to vote on the proposal at the Meeting is required to approve this amendment.

The Board of Directors recommends a vote FOR Proposal 4

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Background and Purpose

Our Board recommends approval of the Amended and Restated 2019 Equity-Based Compensation Plan (“the 2019 Equity Plan”) to increase the number of shares authorized for issuance under the plan. The proposed increase would enable the continued use of the 2019 Equity Plan for stock-based grants and awards consistent with the objectives of our compensation program.

The use of stock-based grants and awards under the 2019 Equity Plan continues to be an important part of our compensation program. Of the 14,000,000 shares currently authorized for issuance under the plan, 5,100,000 shares remain available for future grant or award as of March 25, 2022. We do not believe this leaves sufficient shares available for more than a few years of additional grants and awards.

By increasing the number of shares authorized for issuance under the 2019 Equity Plan by 2,500,000 shares, a total of 7,600,000 would be available for future issuance under the 2019 Equity Plan.

Summary of Material Terms of the 2019 Equity Plan

The purpose of the 2019 Equity Plan is to attract and retain employees, directors and consultants to provide an incentive for these individuals to achieve long-range performance goals. The following discussion summarizes the material terms of the 2019 Equity Plan. This discussion does not purport to be complete and is qualified in its entirety by reference to the 2019 Equity Plan, a copy of which is attached hereto as Exhibit A.

Administration

The 2019 Equity Plan would be administered by our Compensation Committee, which is composed entirely of non-employee directors within the meaning of Rule 16b-3. Subject to the provision of the 2019 Equity Plan, in its capacity as the 2019 Equity Plan’s administrator, the Compensation Committee would be authorized to do all things that it determines to be necessary or appropriate in connection with the administration of the 2019 Equity Plan. All decisions, determinations and interpretations by the Compensation Committee regarding the 2019 Equity Plan and awards granted under the 2019 Equity Plan would be final and binding on all participants and other person claiming rights under the 2019 Equity Plan or an award under the 2019 Equity Plan. The Compensation Committee may authorize a delegate to make grants under the 2019 Equity Plan to any participants other than insiders and covered employees. Furthermore, the Compensation Committee, as a condition to making any grant under the 2019 Equity Plan, shall have the right to require the employee or director to execute an agreement which makes the employee or director subject to non-competition provisions and other restrictive covenants or conditions which run in favor of the Company.

Participants

Any person who is a current full time employee of our Company or of a subsidiary, parent or affiliate of our Company would be eligible to receive an award under the 2019 Equity Plan. In addition, non-employee directors would be eligible to receive an award under the 2019 Equity Plan. As of January 1, 2022, we had 527 full time employees.

Types of Awards

The 2019 Equity Plan provides for the following categories of awards:

•

Stock Options. The Compensation Committee may grant options to purchase shares of common stock that are incentive stock options (“ISOs”), which are eligible for the special tax treatment described below. No option may have an exercise price that is less than the fair market value of the common stock on the date of grant or a term of more than ten years. An ISO shall comply with the provisions of Section 422 of the Code.

•

Stock Appreciation Rights (“SARs”). SARs may be awarded in connection with or separate from an option. A SAR is the right to receive an amount equal to the excess of the fair market value of one share of stock on the date of exercise or settlement over the grant price of the SAR as determined by the Compensation Committee. SARs awarded in connection with an option will entitle the holder, upon exercise or settlement, to surrender the related option or portion thereof relating to the number of shares for which the SAR is exercised or settled. SARs granted independently of an option will be exercisable or settled as the Compensation Committee determines but the term of a SAR will not exceed ten years. SARs may be paid in cash, stock or combination of cash and stock, as the Compensation Committee provides in the award agreement governing the SAR.

•

Restricted Stock. A Restricted Stock Award is a grant of shares of stock subject to a risk of forfeiture, restrictions on transferability and any other restrictions imposed by the Compensation Committee in its discretion. Except to the extent restricted under the terms of the 2019 Equity Plan and any award agreement relating to the Restricted Stock, a participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends. The Committee may require or permit a participant to elect any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock.

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•

Phantom Stock Award. Phantom Stock Awards grant the right to receive Stock, cash or a combination thereof at the end of a specified deferral period. The Compensation Committee may subject Phantom Stock rights to restrictions (which may include a risk of forfeiture) to be specified in the award agreement which may lapse at such times determined by the Compensation Committee. Phantom Stock may be satisfied by delivery of stock, cash equal to the fair market value of the specified number of shares of stock covered by the Phantom Stock or any combination thereof determined by the Compensation Committee at the date of grant or thereafter.

•

Bonus Stock and Awards in Lieu of Company Obligations. The Compensation Committee is authorized to grant stock as a bonus or to grant stock or other awards in lieu of obligations to pay cash or deliver other property under the 2019 Equity Plan or under other plan or compensatory arrangements, subject to any applicable provision under Section 16 of the Exchange Act. The Compensation Committee will determine any terms and conditions applicable to grants of stock or other awards, including performance criteria associated with an award.

•

Performance and Annual Incentive Awards. The Compensation Committee may designate that certain awards under the 2019 Equity Plan constitute “performance” awards or grant separate cash bonus Annual Incentive Awards as performance awards. A performance award is any award the grant, exercise or settlement of which is subject to one or more performance standards. Additionally, performance award also means an Annual Incentive Award granted to the chief executive officer or any other person designated by the Compensation Committee, at the time of grant of the performance award, as likely to be one of the next four highest paid officers of the Company (a “Covered Employee”). One or more business criteria may be used by the Compensation Committee, determined on an absolute or relative basis or as compared to the performance of a published or special index. The grant, exercise and/or settlement of Performance Awards may also be contingent upon individual performance goals established by the Committee.

•

Other Awards. Participants may be granted, subject to applicable legal limitations and the terms of the 2019 Equity Plan and its purposes, other awards related to stock. Such awards may include, but are not limited to, convertible or exchangeable debt securities, other rights convertible or exchangeable into stock, purchase rights for stock, awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee. The Committee shall determine the terms and condition of such awards.

Stock Dividends and Stock Splits

If our common stock is subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock thereafter deliverable upon the exercise of an outstanding option or upon issuance under another type of award shall be appropriately increased or decreased proportionately and appropriate adjustments shall be made in the per share purchase price and performance goals applicable to performance-based awards, if any, to reflect such subdivision, combination or stock dividend.

Other Dividends

Dividends (other than stock dividends as described above) may accrue but are not payable prior to the time and only to the extent that, the underlying shares have vested or restrictions or rights to reacquire shares subject to awards have lapsed.

Corporate Transactions

Change in Control. Upon a Change in Control, all awards outstanding as of the effective time of the Change in Control shall become immediately fully vested and/or exercisable and shall no longer be subject to substantial risk of forfeiture or restrictions on transferability, other than those imposed by applicable legislative or regulatory requirements; provided however, with respect to any such compensation that is subject to Section 409A of the Code, the payment of such award shall be accelerated only upon a “change of control event” as defined in Section 409A of the Code and the Treasury regulations thereunder. With respect to Performance Awards, in the event of a Change in Control, the number of Performance Awards that shall vest and shall no longer be subject to a substantial risk of forfeiture shall be determined as follows: the Committee shall (i) shorten the performance period to end on the date of the Change in Control; (ii) adjust the applicable performance goals with respect to each such shortened performance period; and (iii) determine the Performance Awards that shall vest based on the extent to which the applicable performance goals with respect to each shortened performance period have been met. In addition, upon a Change in Control, the Compensation Committee may, in its discretion effect one or more of the following alternatives with respect to options; (i) accelerate the exercisability of the options to be exercised before a specified date, after which unexercised options will terminate, (ii) require the mandatory surrender to and repurchase by the Company of all outstanding options, (iii) provide that the number and class of shares of stock covered by an award previously granted be adjusted so that such award will thereafter cover the number and class of shares of stock or other securities or property (including without limitation, cash) to which the holder would have been entitled pursuant to the terms of the transaction if the holder had held shares of stock subject to the award, or (iv) make such adjustments to the options deemed appropriate by the Compensation Committee (including no adjustment). The Compensation Committee will make such changes as it deems appropriate in the number and price of shares of stock or other consideration subject to other awards.

Amendment and Termination

The 2019 Equity Plan may be amended by our stockholders. It may also be amended by our Board of Directors without the consent of stockholders or Participants, except that any amendment or alteration to this plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the stock may then be listed or quoted.

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Duration of the 2019 Equity Plan

The 2019 Equity Plan became effective upon approval of the original plan by vote of our stockholders, which was May 15, 2019.

Federal Income Tax Consequences

Incentive Stock Options. An optionee does not realize taxable income upon the grant or exercise of an ISO, under the 2019 Equity Plan. If no disposition of shares issued to an optionee pursuant to the exercise of an ISO is made by the optionee within two years from the date of grant or within one year from the date of exercise, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) is taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss and (b) no deduction is allowed for the Company for federal income tax purposes. The exercise of ISOs gives rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of the two-year and one-year holding periods described above, referred to as a disqualifying disposition, then (a) the optionee realizes ordinary compensation income (subject to the withholding by the Company) in the year of disposition in an amount equal to the excess of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof and (b) the Company is entitled to deduct this amount. Any further gain realized is taxed as a capital gain, which will be long-term if the shares were held for more than one year following exercise and does not result in any deduction to the Company. A disqualifying disposition in the year of exercise will generally avoid the alternative minimum tax consequences of the exercise of an ISO.

Restricted Stock. Awards of restricted stock that are non-transferable and subject to forfeiture are generally not taxable to the recipient until the shares vest. When the shares vest, the recipient realizes ordinary compensation income (subject to the withholding by the Company) equal to the difference between the amount paid for the shares and their fair market value at the time of vesting and we are entitled to a corresponding deduction. The tax is payable for the year in which the vesting occurs, regardless of whether the shares are sold at that time. Upon subsequent disposition of the shares, any appreciation or depreciation is treated as short-term or long-term capital gain or loss, depending on the length of time the recipient has held the shares after the date on which the shares vested.

SARs. Participants will not realize taxable income upon the grant of a SAR. Upon the exercise of the SAR, a participant will recognize ordinary compensation income (subject to the withholding by the Company) in an amount equal to the excess of (i) the amount of cash and fair market value of the stock received, over (ii) the exercise price (if any) paid. A participant will generally have a tax basis in any shares of stock received pursuant to the exercise of a SAR that equals the fair market value of such shares on the date of exercise.

Internal Revenue Code Section 162(m) Limitation on Deductibility of Certain Equity Awards

After the enactment of the Tax Cuts and Jobs Act of 2017, United States tax law generally does not allow publicly-held companies to obtain tax deductions for compensation of more than $1.0 million paid in any year to any of the chief executive officer, the chief financial officer and the next three highest paid executive officers, each of which are treated as a covered employee under Section 162 (m) of the U.S. Internal Revenue Code of 1986, as amended, for any year beginning after December 31, 2016 (each, a “covered employee”). As a result, Range will not be entitled to a compensation deduction with respect to awards under the 2019 Equity Plan to a covered employee to the extent the aggregate amount payable results in total compensation in excess of the $1.0 million limit.

New Plan Benefits Table

The issuance of any awards under the 2019 Equity Plan will be at the discretion of our Compensation Committee. Therefore, it is not possible to determine the amount or form of any award that will be granted to any individual in the future.

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OTHER BUSINESS

The Company knows of no other business that will be presented for consideration at the meeting, but should any other matters be properly brought before the meeting, it is intended that the persons named in the accompanying proxy will vote such proxy at their discretion with regard to such matters.

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

Any stockholder desiring to present a stockholder proposal at our 2022 annual meeting and to have the proposal included in our proxy statement must send it to our Corporate Secretary at 100 Throckmorton Street, Suite 1200, Fort Worth, Texas 76102 so that it is received on or before December 2, 2022. All such proposals should be in compliance with the SEC regulations and our by-laws. We will only include in the proxy materials those stockholder proposals that we receive before the deadline and that are proper for stockholder action.

In addition, in accordance with our by-laws, any stockholder entitled to vote at our 2023 annual meeting of stockholders may propose business (other than proposals to be included in our proxy statement and proxy as discussed in the preceding paragraph) to be included on the agenda of, and properly presented for action at, the 2023 annual meeting only if written notice of such stockholder’s intent is given in accordance with the requirements of our by-laws. Such proposals must be submitted in writing and addressed to the attention of our Corporate Secretary at 100 Throckmorton Street, Suite 1200, Fort Worth, Texas 76102, no later than February 9, 2023 and no earlier than January 10, 2023. Pursuant to Rule 14a-4(c) of the Exchange Act, our Board of Directors may exercise discretionary voting authority under proxies solicited by it with respect to any matter properly presented by a stockholder at the 2022 annual meeting that the stockholder does not seek to have included in our proxy statement if (except as described in the following sentence) the proxy statement discloses the nature of the matter and how our Board of Directors intends to exercise its discretion to vote on such matter, unless we are notified of the proposal on or before February 9, 2023, and the stockholder satisfies the other requirements of Rule 14a-4(c)(2). If we first receive notice of such matter after February 9, 2023, and the matter nonetheless is permitted to be presented at the 2023 annual meeting, our Board of Directors may exercise discretionary voting authority with respect to any such matter without including any discussion of the matter in the proxy statement for the 2023 annual meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

By Order of the Board of Directors
David P. Poole
Corporate Secretary

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FREQUENTLY ASKED QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1.

Why did I receive these proxy materials?

We are providing these materials in connection with the solicitation by Range’s Board of Directors of proxies to be voted at our 2022 Annual Meeting and at any adjournment or postponement of the Meeting.

The Meeting will be held telephonically on May 11, 2022, beginning at 8:00 a.m., utilizing a teleconference number.

2.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with Range’s registrar and transfer agent, Computershare Investor Services LLC, you are a stockholder of record with respect to these shares. If, as is more typical, your shares are held in a brokerage account or by your bank, broker or other third party, you are the beneficial owner of these shares.

Because a beneficial owner is not the stockholder of record, you may not vote these shares unless you obtain a proxy from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

3.

What shares are included on the proxy card?

If you are a stockholder of record, you will receive only one proxy card for all the shares you hold of record in certificate form and in book-entry form.

If you are a Range employee, you will receive a proxy or voting instruction card for all the shares you may hold in the Range 401(k) Plan. Your proxy card will serve as a voting instruction card for the Plan trustee. If you do not specify your voting instructions on the proxy card, the Plan trustee will vote your shares in the same proportion as it votes shares for which it did receive timely instructions. To allow sufficient time for voting by the trustee, your voting instructions must be received no later than 11:59 p.m., Eastern Time, on May 9, 2022.

4.

What different methods can I use to vote?

Voting In Person. You will be able to vote your shares at the Annual Meeting. You will be instructed at the beginning of the call how to vote your shares.

By Written Proxy. All stockholders of record can vote by written proxy card. If you are a stockholder of record and receive a notice regarding the availability of proxy materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee.

By Telephone or Internet. All stockholders of record can vote by calling the toll-free telephone number on the proxy card. Please have your proxy card when you call. Voice prompts will direct you on how to vote your shares and will confirm that your voting instructions have been recorded properly.

Stockholders of record may also vote by accessing the website or the QR Code noted on the proxy card. Please have your proxy card when you go to the website.

Beneficial owners may vote by telephone or Internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or other nominee will include the instructions with the proxy materials.

Default Voting. A proxy that is properly completed and returned will be voted at the Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy but do not indicate any voting instructions, your shares will be voted in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Meeting. If we propose to adjourn the Meeting, proxy holders will vote all shares for which they have voting authority in favor of adjournment. Our Board knows of no matters other than those stated in the Notice of Annual Meeting of Stockholders and described in the Proxy Statement to be presented for consideration at the Meeting.

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5.

What are my voting choices for each of the proposals to be voted at the 2022 Annual Meeting of Stockholders and what are the voting standards?

Proposal		Voting Choices and Board Recommendation	Voting Standard
Proposal 1.	Election of Directors
•

vote in favor of all nominees;

•

vote in favor of specific nominees;

•

vote against all nominees;

•

vote against specific nominees;

•

abstain from voting with respect to all nominees; or

•

abstain from voting with respect to specific nominees.

The Board recommends a vote FOR each of the nominees.

Majority of votes cast (as defined in our by-laws)
Proposal 2.	Advisory Vote to Approve Executive Compensation
•

vote in favor of the advisory proposal;

•

vote against the advisory proposal; or

•

abstain from voting on the advisory proposal.

The Board recommends a vote FOR the advisory proposal to approve executive compensation.

Majority of shares present and entitled to vote
Proposal 3.	Ratification of the Appointment of Ernst & Young LLP	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of shares present and entitled to vote
Proposal 4.	Seek authorization to increase the number of shares of common stock issuable under the Amended and Restated 2019 Equity Based Compensation Plan	• vote in favor of the proposal; • vote against the proposal; or • abstain from voting on the proposal. The Board recommends a vote FOR the proposal.	Majority of shares present and entitled to vote
6.

What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered to vote.

Non-Discretionary Items. The election of directors, the advisory vote to approve executive compensation and the proposal to increase the number of shares authorized under the 2019 Equity Plan, are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

Discretionary Items. The ratification of the appointment of Ernst & Young LLP as Independent Auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on the proposal at their discretion.

7.

How are abstentions and broker non-votes counted?

Proposal 1. Election of Directors. If you abstain from voting in the election of directors, you have not cast a vote and the abstention will not be counted in determining the outcome of the election. Broker non-votes are not considered a vote cast under our by-laws and will have no effect on the outcome of the election of directors.

Proposal 2. Advisory Vote to Approve Executive Compensation. If you abstain from voting on the advisory vote to approve executive compensation, you are considered present and entitled to vote, and your shares are considered in the calculation of whether Proposal 2 received the affirmative vote of a majority of shares present and entitled to vote. The effect of an abstention is a vote against Proposal 2. Broker non-votes will have no effect on the outcome of Proposal 2 because broker non-votes are not entitled to vote and are not considered in the calculation of a majority of shares present and entitled to vote.

Proposal 3. Ratification of Appointment of Ernst & Young LLP as Independent Auditors. If you abstain from voting on the ratification of Ernst & Young LLP as Range’s independent auditors, you are considered present and entitled to vote, and your shares are considered in the calculation of whether Proposal 3 received the affirmative vote of a majority of shares present and entitled to vote. The effect of an abstention is a vote against Proposal 3. Because Proposal 3 is a routine matter on which a broker has discretionary authority, no broker non-votes likely will result from this Proposal.

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Proposal 4. Seek authorization to increase the number of shares of common stock issuable under the Amended and Restated 2019 Equity-Based Compensation Plan. If you abstain from voting, you are considered present and entitled to vote and your shares are considered in the calculation of whether Proposal 4 received the affirmative vote of a majority to vote. The effect of an abstention is a vote against Proposal 4. Broker non-votes will have no effect on the outcome of Proposal 4 because broker non-votes are not entitled to vote and are not considered in the calculation of a majority of shares present and entitled to vote.

8.

What can I do if I change my mind after I vote my shares?

You may revoke your proxy prior to the completion of voting by:

•

Giving written notice to Range’s Corporate Secretary; or

•

Delivering a valid, later-dated proxy or a later-dated vote by telephone or on the Internet in a timely manner.

If you hold your shares in a brokerage account or by other nominee and deliver voting instructions to the record holder of those shares, you may only revoke the voting of those shares in accordance with your instruction if the record holder revokes the original proxy as directed above and either resubmits a proxy reflecting your voting instructions or delivers to you a legal proxy giving you the right to vote the shares.

9.

Can I access the proxy materials on the Internet? How can I sign up for the electronic proxy delivery service?

We are distributing our proxy materials to certain stockholders via the Internet under the “notice and access” approach permitted by the Securities and Exchange Commission (the “SEC”). On or about April 1, 2022, we will mail to certain of our stockholders a notice of Internet availability of proxy materials with instructions explaining how to access our proxy statement and annual report and how to vote online. If you receive a notice of Internet availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request them by following the instructions for requesting such materials included in the notice of Internet availability.

Even if you do not participate in “notice and access,” the Notice of Annual Meeting and Proxy Statement are available on the Internet at www. proxyvote.com.

10.

Who counts the votes?

The individuals named as proxies will tabulate the votes and act as inspector of election.

11.

When will Range announce the voting results?

We will announce the preliminary voting results at the Annual Meeting of Stockholders. Range will report the final results in a Current Report on Form 8-K filed with the SEC within a few days after the Meeting.

12.

How are proxies solicited, and what is the cost?

We bear all expenses incurred in connection with the solicitation of proxies. We hired MacKenzie Partners, Inc. to assist with the solicitation of proxies for an estimated fee of $15,000.00 plus expenses. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock.

Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

13.

What is householding?

As permitted by the Exchange Act, only one copy of this Proxy Statement is being delivered to stockholders residing at the same address, unless the stockholders have notified Range of their desires to receive multiple copies of the Proxy Statement. This is known as “householding.”

Upon oral or written request, we will promptly deliver a separate copy of the Proxy Statement to any stockholder residing at an address to which only one copy was mailed. Direct requests for additional copies of the Proxy Statement for the current year or future years to our Corporate Secretary, 100 Throckmorton Street, Suite 1200, Fort Worth, Texas 76102 or our Investor Relations team at (817) 869-4267.

Stockholders of record residing at the same address and currently receiving multiple copies of the Proxy Statement may contact our registrar and transfer agent, Computershare, to request a single copy be mailed in the future.

Beneficial owners should contact their broker or bank.

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14.

How can I vote at the meeting if I am a beneficial owner?

You will be able to vote your shares at the Annual Meeting and instructions will be provided at the Meeting.

Company Documents, Communications and
Stockholder Proposals

1.

How can I view copies of Range’s corporate documents and SEC filings?

Our Corporate Governance Guidelines, Board Committee Charters, By-laws and Code of Business Conduct and Code of Ethics are available under the Corporate Governance section of our website at www.rangeresources.com and are available in printed form upon request by any stockholder. Our SEC filings are also posted on our website and, upon request, we will mail free of charge a copy of the Form 10-K to any stockholder. Direct such requests to our Investor Relations team at (817) 869-4267.

2.

How can I communicate with Range’s Board of Directors or Individual Directors?

Range’s Board of Directors welcomes contact from stockholders or others with an interest in the Company. Interested parties may communicate with the Chairman of our Board of Directors by submitting correspondence to the Corporate Secretary at Range Resources Corporation, 100 Throckmorton Street, Suite 1200, Fort Worth, Texas 76102, Attention: Chairman of the Board. Any confidential matters intended only for the Chairman may be submitted in a separately enclosed envelope marked “confidential.” Similarly, any correspondence to individual Board members or the Board as a whole can be submitted to the same address and such correspondence will be forwarded to the Board member(s) to whom the correspondence is addressed.

3.

How do I submit a proposal for action at the 2023 Annual Meeting of Stockholders?

A proposal to be acted upon at the 2023 Annual Meeting of Stockholders will only be acted upon:

•

If the proposal is to be included in the proxy statement, pursuant to Rule 14a-8 under the Exchange Act, the proposal is received by our Corporate Secretary on or before December 1, 2022 and the proposal meets the requirements of the applicable rules of the SEC and the requirements of our by-laws.

•

If the proposal is not to be included in the proxy statement according to our by-laws, the proposal is submitted in writing to our Corporate Secretary no earlier than January 10, 2023 and no later than February 9, 2023, and such proposal is, under Delaware General Corporation Law, an appropriate subject for stockholder action, and the notice relating to such proposal meets the requirement of our by-laws.

4.

How do I submit a candidate for election to the Board under the Company’s Proxy Access by-law?

In response to a stockholder proposal submitted to a vote of the Company’s stockholders in May 2015, the Company’s Board of Directors adopted new provisions of the Company’s by-laws to allow a stockholder or group of stockholders that meet certain criteria and requirements to nominate candidates for election to the Board and have such persons included in the Company’s proxy statement. If you wish to do so, you must submit the required information to the Company not less than one hundred and twenty (120) days nor more than one hundred and fifty (150) days prior to the first anniversary of the date that the Company first distributed its proxy statement to stockholders for the previous year’s Annual Meeting (i.e. April 1 for this proxy statement). Copies of the Company’s by-laws are available on the Company’s website at www.rangeresources.com or upon request addressed to the Company’s Corporate Secretary.

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RANGE RESOURCES CORPORATION AMENDED AND RESTATED 2019
EQUITY-BASED COMPENSATION PLAN
(EFFECTIVE MAY __, 2022)

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1. Purpose

The purpose of the Range Resources Corporation Amended and Restated 2019 Equity-Based Compensation Plan (the “Plan”) is to provide a means through which Range Resources Corporation, a Delaware corporation (the “Company”), and its subsidiaries may attract and retain able persons as employees, directors and consultants of the Company and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, or awards the value of which is tied to the performance of the Company’s stock, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of this Plan is to provide such employees and directors with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, this Plan primarily provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Restricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights, Phantom Stock Awards, Performance Awards, or any other equity-based award or combination of equity-based awards, as is best suited to the circumstances of the particular individual as provided herein.

2. Definitions

For purposes of this Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

(a)

“Acquiring Person” means (i) any Person other than the Company, any Subsidiary, any employee benefit plan of the Company or any Subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, and (ii) all members of a group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934) of which any Person described in clause (i) is a member with respect to the Company’s securities.

(b)

“Annual Incentive Award” means a conditional right granted to a Participant under Section 8(b) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

(c)

“Award” means any Option, SAR (including Limited SAR), Restricted Stock Award, Phantom Stock Award, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under this Plan.

(d)

“Beneficiary” means one or more persons, trusts or other entities which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(a) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the persons, trusts or other entities entitled by will or the laws of descent and distribution to receive such benefits.

(e)

“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(f)

“Board” means the Company’s Board of Directors.

(g)

“Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in the state of Texas are authorized or obligated by law or executive order to close.

(h)

“Change in Control” means the occurrence of any of the following events:

(i)

Change in Board Composition. Persons who constitute the members of the Board as of the date hereof (the “Incumbent Directors”), cease for any reason to constitute at least a majority of members of the Board; provided that any Person becoming a director of the Company subsequent to the date hereof shall be considered an Incumbent Director if such Person’s appointment, election or nomination was approved by a vote of at least 50% of the Incumbent Directors; but provided, further, that any such Person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director;

(ii)

Business Combination. Consummation of (x) a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, whether in one or a series of related transactions, or (y) the acquisition of assets or stock of another entity by the Company (either, a “Business Combination”), excluding, however, any Business Combination pursuant to which:

(A)

Persons who were the beneficial owners, respectively, of the then outstanding shares of common stock, par value $0.01 per share, of the Company (the “Outstanding Stock”) and the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the Company (the “Outstanding Company Voting Securities”) immediately prior to such Business Combination beneficially own, upon consummation of such Business Combination, directly or indirectly, more than 50% of the then outstanding shares of common stock (or similar securities or interests in the case of an entity other than a corporation) and more than 50% of the combined voting power of the then outstanding securities (or interests) entitled to vote generally in the election of directors (or in the selection of any other similar governing body in the case of an entity other than a corporation) of the Surviving Corporation (as defined below) in substantially the same proportions as

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their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination;

(B)

no Person (other than the Company, any Subsidiary, any employee benefit plan of the Company or any Subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company) or group (within the meaning of Rule 13d-5 promulgated under the Exchange Act) (“Group”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) (“Beneficial Owner”) of 35% or more of either (x) the then outstanding shares of common stock (or similar securities or interests in the case of an entity other than a corporation) of the Surviving Corporation, or (y) the combined voting power of the then outstanding securities (or interests) entitled to vote generally in the election of directors (or in the selection of any other similar governing body in the case of an entity other than a corporation) of the Surviving Corporation; and

(C)

individuals who were Incumbent Directors at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination constitute at least a majority of the members of the board of directors (or of any similar governing body in the case of an entity other than a corporation) of the Surviving Corporation; where, for purposes of this clause (ii), the term “Surviving Corporation” means the entity resulting from a Business Combination or, if such entity is a direct or indirect Subsidiary of another entity, the entity that is the ultimate parent of the entity resulting from such Business Combination.

(iii)

Stock Acquisition. Any Person (other than the Company, any Subsidiary, any employee benefit plan of the Company or any Subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company) or Group becomes the Beneficial Owner of 35% or more of either (x) the Outstanding Stock or (y) the Outstanding Company Voting Securities; provided, however, that for purposes of this Section 2(h)(iii), no Change in Control shall be deemed to have occurred as a result of the following acquisitions: (A) any acquisition directly from the Company; or (B) any acquisition by a Person pursuant to a Business Combination which complies with clauses (A), (B) and (C) of Section 2(h)(ii); or

(iv)

Liquidation. Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company (or, if no such approval is required, the consummation of such a liquidation or dissolution).

(i)

“Change in Control Price” means the amount determined in clause (i), (ii), (iii), (iv) or (v), whichever is applicable, as follows: (i) the per share price offered to holders of the same class of Stock of the Company in any merger or consolidation, (ii) the per share value of the Stock immediately before the Change in Control (without regard to assets sold in the Change in Control and assuming the Company has received the consideration paid for the assets) in the case of a sale of the assets, (iii) the amount distributed per share of Stock in a dissolution transaction, (iv) the price per share offered to holders of the same class of Stock of the Company in any tender offer or exchange offer whereby a Change in Control takes place, or (v) if such Change in Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in the foregoing sentence or Section 9(c) consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(j)

“Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(k)

“Committee” means a committee of two or more directors designated by the Board to administer this Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act.

(l)

“Dividend Equivalent” means a right, granted to a Participant, either as a component of another Award or as a separate Award, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents granted as a component of another Award shall be subject to restrictions and a risk of forfeiture to the same extent as the other Award.

(m)

“Effective Date” means May __, 2022.

(n)

“Eligible Person” means all officers and employees of the Company or of any Subsidiary, and other persons who provide services to the Company or any of its Subsidiaries, including directors of the Company. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in this Plan.

(o)

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(p)

“Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

(q)

“Fair Market Value” means, for a particular day:

(i)

if shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on that business day or, if no such sale takes place on that business day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange or, if no such closing prices are available for that day, the last reported sale price, regular way, on the composite tape of that exchange on the last business day before the date in question; or

(ii)

if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. (“NASDAQ”) National Market System as of the date of determining the Fair Market Value, then the last

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reported sales price so reported on that business day or, if no such sale takes place on that business day, the average of the high bid and low asked prices so reported or, if no such prices are available for that day, the last reported sale price so reported on the last business day before the date in question; or

(iii)

if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in subparagraph (ii), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) as of the date of determining the Fair Market Value, then the average of the high bid and low asked prices on that business day or, if no such prices are available for that day, the average of the high bid and low asked prices on the last business day before the date in question; or

(iv)

if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph (ii) or subparagraph (iii) as of the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or

(v)

if shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in subparagraph (i) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph (ii) or subparagraph (iii) as of the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of subparagraphs (i), (ii) or (iii).

For purposes of valuing Incentive Stock Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse. Notwithstanding the foregoing, in the case of an Award that is a Limited SAR, the “Fair Market Value” shall equal the Change in Control Price.

(r)

“Incentive Stock Option” or “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of section 422 of the Code or any successor provision thereto.

(s)

“Limited SAR” means a right granted to a Participant under Section 6(c) hereof that may only be exercised or settled in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with Section 6(c), as the Committee may determine.

(t)

“Option” means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

(u)

“Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h) hereof.

(v)

“Participant” means a person who has been granted an Award under this Plan which remains outstanding, including a person who is no longer an Eligible Person.

(w)

“Performance Award” means a right, granted to a Participant under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee.

(x)

“Person” shall mean any individual, group, partnership, limited liability company, corporation, association, trust, or other entity or organization.

(y)

“Phantom Stock” means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

(z)

“Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3).

(aa)

“Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

(bb)

“Rule 16b-3” means Rule 16b-3, promulgated by the Securities and Exchange Commission under section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan and Participants.

(cc)

“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

(dd)

“Stock” means the Company’s Common Stock, par value $.01 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 9.

(ee)

“Stock Appreciation Rights” or “SAR” means a right granted to a Participant under Section 6(c) hereof.

(ff)

“Subsidiary” means any corporation or other entity of which a majority of the combined voting power of the outstanding Voting Securities is owned, directly or indirectly, by the Company.

(gg)

“Voting Securities” means with respect to any Person any securities or interests that vote generally in the election of directors, in the admission of general partners or members, or in the selection of any other similar governing body of such Person.

3. Administration

(a)

Authority of the Committee. This Plan shall be administered by the Committee except to the extent the Board elects, in order to comply with Rule 16b-3 or for any other reason, to administer this Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (i) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (ii) determine the Eligible Persons to whom, and the time or times at which, Awards shall be granted; (iii) determine the amount of cash and the number of shares of Stock, Stock Appreciation Rights, Phantom Stock Rights, or Restricted Stock Awards, or any combination thereof, that shall be the subject of each Award; (iv) determine the terms and provisions of each Award agreement (which need not be identical), including provisions defining or otherwise relating to (A) the term and the period or periods and extent of exercisability of the Options, (B) the extent to which the transferability of shares

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of Stock issued or transferred pursuant to any Award is restricted, (C) the effect of termination of employment of a Participant on the Award, and (D) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (v) subject to the provisions of Section 5(b), accelerate the time of exercisability of any Option that has been granted; (vi) construe the respective Award agreements and the Plan; (vii) make determinations of the Fair Market Value of the Stock pursuant to the Plan; (viii) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Persons who are subject to section 16(b) of the Exchange Act; (ix) subject to ratification by the Board, terminate, modify, or amend the Plan; and (x) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. In no event may the Board or the Committee: (i) reprice underwater Options by canceling and regranting Options or by lowering the exercise price, except for adjustments pursuant to Section 9 hereof; (ii) conduct a cash buyout of any underwater Options; (iii) replace an underwater Option with another Award; or (iv) take any other action that would be treated as a repricing under generally accepted accounting principles. The determinations of the Committee on the matters referred to in this Section 3(a) shall be final and conclusive.

(b)

Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to section 16 of the Exchange Act in respect of the Company may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of this Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, stockholders, Participants, Beneficiaries, and transferees under Section 10(a) hereof or other persons claiming rights from or through a Participant. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering this Plan.

(c)

Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or a Subsidiary, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

4. Stock Subject to Plan

(a)

Overall Number of Shares Available for Delivery. Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, the total number of shares of Stock reserved and available for delivery in connection with Awards under this Plan shall not exceed the sum of 16,500,000. The maximum number of shares of Stock that may be subject to Incentive Stock Option treatment is 16,500,000.

(b)

Application of Limitation to Grants of Awards. No Award may be granted if (i)(A) the number of shares of Stock to be delivered in connection with such Award or, (B) in the case of an Award relating to shares of Stock but settleable only in cash (such as cash-only SARs), the number of shares to which such Award relates exceeds (ii) the number of shares of Stock remaining available under this Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

(c)

Availability of Shares Not Delivered under Awards. Shares of Stock subject to an Award under this Plan that expire or are canceled, forfeited or otherwise terminated without a delivery of shares to the Participant will again be available for Awards under this Plan, provided that shares of Stock subject to an Award shall not be again made available for issuance or delivery under this Plan if such shares are (i) tendered or withheld in payment of any exercise or purchase price of an Award or taxes relating to any Award, or (ii) covered by an Award that is settled in cash or in a manner such that some or all of the shares of Stock by the Award are not issued.

(d)

Stock Offered. The shares to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board or the Committee may determine from time to time at its sole option.

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5. Limitations

(a)

Minimum Vesting Requirement. All Awards that are designated to be settled in shares of Stock shall be subject to a minimum vesting requirement of at least one year from the date the Award was granted, and no portion of any such Award may vest or become exercisable earlier than the first anniversary of the date such Award was granted; provided, that the Committee may, in its discretion, provide for full or partial acceleration of the vesting provisions of any Award based on circumstances the Committee deems to be necessary or appropriate. The foregoing minimum vesting requirement shall not apply: (i) with respect to 825,000 shares of stock as a “Carve-Out Exception” (i.e., 5% of 16.5 million shares), or (ii) to the vesting of an Award that is accelerated as a result of a Change in Control or a Participant’s death or disability.

6. Specific Terms of Awards

(a)

General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(c)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. subject to the provisions of Section 5(b), The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under this Plan. Except in cases in which the Committee is authorized to require other forms of consideration under this Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b)

Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)

Exercise Price. Each Option agreement shall state the exercise price per share of Stock (the “Exercise Price”); provided, however, that the Exercise Price per share of Stock subject to an Option shall not be less than 100% of the Fair Market Value per share of the Stock on the date of grant of the Option; provided, however, with respect to an Incentive Stock Option, in the case of an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or its parent or any Subsidiary, the Exercise Price shall not be less than 110% of the Fair Market Value per share of the Stock on the date of grant.

(ii)

Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including without limitation cash, Stock, other Awards or awards granted under other plans of the Company or any Subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants, including, but not limited to, the delivery of Restricted Stock subject to Section 6(d). In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued as of the date of exercise.

(iii)

ISOs. The terms of any ISO granted under this Plan shall comply in all respects with the provisions of section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any ISO under section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. ISOs shall not be granted more than ten years after the earlier of the adoption of this Plan or the approval of this Plan by the Company’s stockholders. Notwithstanding the foregoing, the Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or Subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) subject to any other incentive stock option (within the meaning of section 422 of the Code)) of the Company or a parent or Subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the incentive stock options is granted. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

(iv)

No Reload Options. No Option granted under this Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.

(c)

Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i)

Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise or settlement thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise or settlement over (B) the grant price of the SAR as determined by the Committee.

(ii)

Rights Related to Options. A Stock Appreciation Right granted pursuant to an Option shall entitle a Participant, upon exercise or settlement, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Subsection 6(c)(ii)(B). That Option shall then cease to be exercisable or

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settleable to the extent surrendered. Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

(A)

A Stock Appreciation Right granted in connection with an Option shall be exercisable or settleable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.

(B)

Upon the exercise or settlement of a Stock Appreciation Right related to an Option, a Participant shall be entitled to receive payment from the Company of an amount determined by multiplying:

(1)

the difference obtained by subtracting the exercise price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise or settlement of the Stock Appreciation Right, by

(2)

the number of shares as to which that Stock Appreciation Right has been exercised or settled.

(iii)

Right Without Option. A Stock Appreciation Right granted independent of an Option shall be exercisable or settleable as determined by the Committee and set forth in the Award agreement governing the Stock Appreciation Right, which Award agreement shall comply with the following provisions:

(A)

Each Award agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.

(B)

Each Award agreement shall state the time the Stock Appreciation Right will be settled or the time or periods in which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time or period.

(C)

Each Award agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised or settled.

(D)

Each Stock Appreciation Right shall entitle a participant, upon exercise or settlement thereof, to receive payment of an amount determined by multiplying:

(1)

the difference obtained by subtracting the Fair Market Value of a share of Stock on the date of grant of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise or settlement of that Stock Appreciation Right, by

(2)

the number of shares as to which the Stock Appreciation Right has been exercised or settled.

(iv)

Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised or settled in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

(v)

No Reload SARs. No SAR granted under this Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.

(d)

Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i)

Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii)

Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii)

Certificates for Stock. Restricted Stock granted under this Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)

Dividends and Splits. Any dividend payments or distributions declared or paid on Restricted Stock shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such dividend payment or distribution has been made. The Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan, which shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock.

(e)

Phantom Stock. The Committee is authorized to grant Phantom Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

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(i)

Award and Restrictions. Satisfaction of an Award of Phantom Stock shall occur upon expiration of the deferral period specified for such Phantom Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Phantom Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. Phantom Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Phantom Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

(ii)

Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Phantom Stock), all Phantom Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Phantom Stock.

(iii)

Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Phantom Stock shall be deferred with respect to such Phantom Stock and the amount or value thereof automatically deemed reinvested in additional Phantom Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

(f)

Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee. In the case of any grant of Stock to an officer of the Company or a Subsidiary in lieu of salary or other cash compensation, the number of shares granted in place of such compensation shall be reasonable, as determined by the Committee. Notwithstanding anything in this Section 6(f) to the contrary, the number of shares of Stock granted as a bonus, when aggregated with the number of shares of Stock delivered pursuant to other Awards granted pursuant to Section 6(h), may not exceed 10% of the aggregate number of shares of Stock authorized under Section 4(a) for Awards under the Plan.

(g)

Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h)

Other Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of this Plan, including without limitation convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under this Plan, may also be granted pursuant to this Section 6(h). In addition, the Committee may grant Performance Awards and Annual Incentive Awards pursuant to Section 8 hereof that are not necessarily denominated, payable, or valued in or otherwise related to Stock. Notwithstanding anything in this Section 6(h) to the contrary, the number of shares of Stock that may be delivered pursuant to Awards granted pursuant to this Section 6(h), when aggregated with the number of shares of Stock granted as a bonus pursuant to Section 6(f), may not exceed 10% of the aggregate number of shares of Stock authorized under Section 4(a) for Awards under the Plan.

7. Certain Provisions Applicable to Awards

(a)

Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary; provided, however, the Committee shall not grant Options with reload features. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash

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compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Phantom Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

(b)

Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under section 422 of the Code).

(c)

Form and Timing of Payment under Awards; Deferrals. Subject to the terms of this Plan and any applicable Award agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including without limitation cash, Stock, other Awards or other property, and may be made in a single payment or transfer, or, with respect to an Award that is not an Option or SAR, in installments or on a deferred basis. The settlement of any Award under this Plan may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control), except to the extent such acceleration would trigger the additional tax under Section 409A of the Code. Installment or deferred payments with respect to Awards other than Options or SARs may be required by the Committee (subject to Section 10(c) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. However, any installment and deferred payment, whether required by the Committee or elected by a Participant, that is not a “short-term deferral,” for purposes of Section 409A of the Code, shall be allowed only as is provided in a separate deferred compensation plan adopted by the Company that complies with Section 409A of the Code. Payment obligations with respect to such installment or deferred payment shall be transferred to such separate deferred compensation plan and thereafter shall be subject to the terms of such deferred compensation plan. This Plan shall not be operated in a manner that results in it constituting an “employee benefit plan” for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(d)

Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to section 16 of the Exchange Act shall be exempt from section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under section 16(b).

(e)

Non-Competition Agreement. Each Participant to whom an Award is granted under this Plan may be required to agree in writing as a condition to the granting of such Award not to engage in conduct in competition with the Company or any of its subsidiaries for a period after the termination of such Participant’s employment with the Company and its subsidiaries as determined by the Committee.

8. Performance and Annual Incentive Awards

(a)

Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and individual performance criteria as set forth in Section 8(a)(i) and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions.

(i)

Business and Individual Performance Criteria.

(A)

Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), may be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues; (3) increase in cash flow; (4) increase in cash flow return; (5) return on net assets, return on assets, return on investment, return on capital, or return on equity; (6) economic value added; (7) operating margin or contribution margin; (8) net income; net income per share; pretax earnings; pretax earnings before interest, depreciation and amortization and exploration expense; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; or operating income; (9) total stockholder return; (10) debt reduction; (11) finding and development costs; (12) production growth; or production growth per share; (13) cash flow; or cash flow per share; (14) reserve replacement; or reserves per share growth; and (15) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies.

(B)

Individual Performance Criteria. The grant, exercise and/or settlement of Performance Awards may also be contingent upon individual performance goals established by the Committee.

(ii)

Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee.

(iii)

Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in

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connection with Performance Awards. The amount of such Performance Award pool may be based upon the achievement of a performance goal or goals based on one or more of the criteria set forth in Section 8(a)(i) hereof during the given performance period, as specified by the Committee. The Committee may specify the amount of the Performance Award pool as a percentage of any of such criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such criteria.

(iv)

Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall determine the amount, if any, of (A) the Performance Award pool, and the maximum amount of potential Performance Award payable to each Participant in the Performance Award pool, or (B) the amount of potential Performance Award otherwise payable to each Participant. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce or increase the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

(b)

Annual Incentive Awards Granted to Designated Covered Employees. The Committee may grant an Annual Incentive Award to any Eligible Person. The grant, exercise and/or settlement of such Annual Incentive Award may be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

(i)

Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(a)(i) hereof during the given performance period. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(ii)

Potential Annual Incentive Awards. The Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established under Section 8(b)(i) hereof or as individual Annual Incentive Awards. The amount potentially payable shall be based on such criteria as shall be established by the Committee.

(iii)

Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

9. Recapitalization or Reorganization

(a)

Existence of Plans and Awards. The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(b)

Subdivision or Consolidation of Shares. The terms of an Award and the number of shares of Stock authorized pursuant to Section 4 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions:

(i)

If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(ii)

If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate

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purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(iii)

Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Section 9(b), the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Participant such a notice.

(iv)

Adjustments under Subsections 9(b)(i) and (ii) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.

(c)

Corporate Restructuring. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of shares of Stock then covered by such Option and the share limitations provided in Section 4 shall be adjusted in a manner consistent with the recapitalization. Upon a Change in Control, all Awards outstanding as of the effective time of the Change in Control, other than Performance Awards, shall become immediately fully vested and/or exercisable and shall no longer be subject to a substantial risk of forfeiture or restrictions on transferability, other than those imposed by applicable legislative or regulatory requirements. With respect to Performance Awards, in the event of a Change in Control, the number of Performance Awards that shall vest and shall no longer be subject to a substantial risk of forfeiture or restrictions on transferability, other than those imposed by applicable legislative or regulatory requirements shall be determined as follows: the Committee shall (i) shorten the performance period to end on the date of the Change in Control, (ii) adjust the applicable performance goals as appropriate based on the shortened performance period, and (iii) determine the Performance Awards that shall vest based on the extent to which the applicable performance goals with respect to each such shortened performance period have been met. Notwithstanding the foregoing, with respect to any such compensation that is subject to Section 409A of the Code, the payment of such Award shall be accelerated only upon a “change of control event,” as defined in Section 409A of the Code and the Treasury regulations thereunder.

In addition, upon a Change in Control, the Committee, acting in its sole discretion without the consent or approval of any holder, may effect one or more of the following alternatives, which may vary among individual holders and which may vary among Options held by any individual holder: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Change in Control) fixed by the Committee, after which specified date all unexercised Options and all rights of holders thereunder shall terminate, (2) require the mandatory surrender to the Company by selected holders of some or all of the outstanding Options held by such holders (irrespective of whether such Options are then exercisable under the provisions of this Plan) as of a date, before or after such Change in Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and pay to each holder an amount of cash per share equal to the excess, if any, of the Change in Control Price subject to such Option over the exercise price(s) under such Options for such shares, (3) provide that the number and class of shares of Stock covered by an Award theretofore granted shall be adjusted so that such Award shall thereafter cover the number and class of shares of Stock or other securities or property (including, without limitation, cash) to which the holder would have been entitled pursuant to the terms of the agreement of merger, consolidation, sale of assets, or dissolution, if the holder had been the holder of record of the number of shares of Stock covered by the Award, or (4) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change in Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding).

(d)

Non-Option Awards. In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 9, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under this Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

(e)

Additional Issuances. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

10. General Provisions

(a)

Transferability.

(i)

Permitted Transferees. The Committee may, in its discretion, permit a Participant to transfer all or any portion of an Option, Stock Appreciation Right, Phantom Stock Award or Restricted Stock Award (if such Restricted Stock Award does not require the transfer of consideration by the Participant or the holder other than usual and customary service) after the Company’s initial registration of the stock

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under section 12(b) or 12(g) of the Exchange Act, or authorize all or a portion of such Awards to be granted to an Eligible Person to be on terms which permit transfer by such Participant; provided that, in either case the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, any person sharing the Participant’s household (other than a tenant or employee of the Company), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests (collectively, “Permitted Transferees”); provided further that, (X) there may be no consideration for any such transfer and (Y) subsequent transfers of Awards transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Award and transfers to other Permitted Transferees of the original holder. Agreements evidencing Awards with respect to which such transferability is authorized at the time of grant must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Subsection 10(a)(i).

(ii)

Qualified Domestic Relations Orders. An Option, Stock Appreciation Right, Phantom Stock Award or Restricted Stock Award (if such Restricted Stock Award does not require the transfer of consideration by the Participant or the holder other than usual and customary service) after the Company’s initial registration of the Stock under section 12(b) or 12(g) of the Exchange Act, may be transferred, to a Permitted Transferee, pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

(iii)

Other Transfers. Except as expressly permitted by Subsections 10(a)(i) and 10(a)(ii), Awards shall not be transferable other than by will or the laws of descent and distribution except that in the Committee’s discretion a Stock Appreciation Right, Phantom Stock Award (if such Stock Appreciation Right or Phantom Stock Award is not exercisable for Stock and not subject to the Participant’s or holder’s discretion as to the timing or method of payment) or Restricted Stock Award (if such Restricted Stock Award does not require the transfer of consideration by the Participant or the holder other than usual and customary service) may be transferable, however, not for consideration. Notwithstanding anything to the contrary in this Section 10, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution.

(iv)

Effect of Transfer. Following the transfer of any Award as contemplated by Subsections 10(a)(i), 10(a)(ii) and 10(a)(iii), (A) such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Participant” shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, to the extent appropriate to enable the Participant to exercise the transferred Award in accordance with the terms of this Plan and applicable law and (B) the provisions of the Award relating to exercisability hereof shall continue to be applied with respect to the original Participant and, following the occurrence of any such events described therein the Awards shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

(v)

Procedures and Restrictions. Any Participant desiring to transfer an Award as permitted under Subsections 10(a)(i), 10(a)(ii) or 10(a)(iii) shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (A) it would give rise to short-swing liability under section 16(b) of the Exchange Act or (B) it may not be made in compliance with all applicable federal, state and foreign securities laws.

(vi)

Registration. To the extent the issuance to any Permitted Transferee of any shares of Stock issuable pursuant to Awards transferred as permitted in this Section 10(a) is not registered pursuant to the effective registration statement of the Company generally covering the shares to be issued pursuant to this Plan to initial holders of Awards, the Company shall not have any obligation to register the issuance of any such shares of Stock to any such transferee.

(b)

Taxes. The Company and any Subsidiary is authorized to withhold from any Award granted, or any payment relating to an Award under this Plan, including from a distribution of Stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(c)

Changes to this Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee’s authority to grant Awards under this Plan without the consent of stockholders or Participants, except that any amendment or alteration to this Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. Subject to the provisions of Section 5(b), the Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in this Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.

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(d)

Limitation on Rights Conferred Under Plan. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary, (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under this Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

(e)

Unfunded Status of Awards. This Plan is intended to constitute an “unfunded” plan for certain incentive awards.

(f)

Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable. Nothing contained in this Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or any Award made under this Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

(g)

Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration to the Company in exchange for such Award, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(h)

Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan or any Award agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to section 16(b) of the Exchange Act) or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed an Option not subject to section 422 of the Code for all purposes of the Plan.

(i)

Governing Law. All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Texas, without giving effect to any conflict of law provisions thereof, except to the extent Texas law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

(j)

Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award, the Company may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or vesting of any Restricted Stock Award, require from the Participant (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. No Option or Stock Appreciation Right shall be exercisable and no restriction on any Restricted Stock Award shall lapse with respect to a Participant unless and until the holder thereof shall have paid cash or property to, or performed services for, the Company or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.

(k)

Plan Effective Date and Stockholder Approval. This Plan was originally effective as of May 15, 2019. This Amended and Restated plan shall become effective upon approval of the stockholders at the annual meeting occurring May 11, 2022.

IN WITNESS WHEREOF, the Company has caused this Range Resources Corporation Amended and Restated 2019 Equity-Based Compensation Plan to be executed May __, 2022.

RANGE RESOURCES CORPORATION

By:

Name:

Title:

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RANGE RESOURCES®

100 THROCKMORTON STREET
SUITE 1200
FORT WORTH, TX 76102

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 10, 2022 for shares held directly and by 11:59 p.m. Eastern Time on May 8, 2022 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 10, 2022 for shares held directly and by 11:59 p.m. Eastern Time on May 8, 2022 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D68270-P67907 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

RANGE RESOURCES CORPORATION

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Brenda A. Cline	☐	☐	☐
1b. Margaret K. Dorman	☐	☐	☐
1c. James M. Funk	☐	☐	☐
1d. Steve D. Gray	☐	☐	☐
1e. Greg G. Maxwell	☐	☐	☐
1f. Reginal W. Spiller	☐	☐	☐
1g. Jeffrey L. Ventura	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2. A non-binding proposal to approve the Company's executive compensation.	☐	☐	☐
3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐
4. For authorization to increase the number of shares of Common Stock authorized under the Amended and Restated 2019 Equity Based Compensation Plan.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, LLC or partnership, please sign in full corporate, company or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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D68271-P67907

RANGE RESOURCES CORPORATION
Annual Meeting of Stockholders
May 11, 2022
Proxy Solicited on Behalf of the Board of Directors

The undersigned appoints David P. Poole and David S. Goldberg, and each of them, his/her/its true and lawful agents and proxies with full power of substitution and revocation, solely to vote, as designated on the reverse side hereof, all the Common Stock of Range Resources Corporation which the undersigned has power to vote, with all powers which the undersigned possesses, at the Annual Meeting of Stockholders of Range Resources Corporation to be held on May 11, 2022, and at any adjournments thereof.

Please mark the appropriate boxes, SEE REVERSE SIDE. Any unmarked box will be voted in accordance with the Board of Directors' recommendations. The shares cannot be voted unless the card is signed and returned.

This proxy is governed by Delaware law and is to be executed for the sole purpose of appointing proxies for the Range Resources Corporation 2022 Annual Meeting of Stockholders.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED